                                                          Annual Report

                                                          as of July 31, 1999



                               Evergreen
                                      Growth and Income Funds



                            [GRAPHIC APPEARS HERE]


              [LOGO OF         Evergreen Funds
               EVERGREEN
               APPEARS HERE]      SINCE 1932

                              Table of Contents

Letter to Shareholders ..................................................     1

Evergreen Blue Chip Fund

   Fund at a Glance ......................................................    2

   Portfolio Manager Interview ...........................................    3

Evergreen Equity Income Fund

   Fund at a Glance ......................................................    6

   Portfolio Manager Interview ...........................................    7

Evergreen Growth and Income Fund

   Fund at a Glance ......................................................   10

   Portfolio Manager Interview ...........................................   11

Evergreen Income and Growth Fund

   Fund at a Glance ......................................................   14

   Portfolio Manager Interview ...........................................   15

Evergreen Small Cap Value Fund

   Fund at a Glance ......................................................   18

   Portfolio Manager Interview ...........................................   19

Evergreen Utility Fund

   Fund at a Glance ......................................................   21

   Portfolio Manager Interview ...........................................   22

Evergreen Value Fund

   Fund at a Glance ......................................................   25

   Portfolio Manager Interview ...........................................   26

Financial Highlights

   Evergreen Blue Chip Fund ..............................................   28
   Evergreen Equity Income Fund ..........................................   30
   Evergreen Growth and Income Fund ......................................   32
   Evergreen Income and Growth Fund ......................................   34
   Evergreen Small Cap Value Fund ........................................   36
   Evergreen Utility Fund ................................................   38
   Evergreen Value Fund ..................................................   40

Schedule of Investments

   Evergreen Blue Chip Fund ..............................................   42
   Evergreen Equity Income Fund ..........................................   44
   Evergreen Growth and Income Fund ......................................   46
   Evergreen Income and Growth Fund ......................................   50
   Evergreen Small Cap Value Fund ........................................   54
   Evergreen Utility Fund ................................................   57
   Evergreen Value Fund ..................................................   58

Statements of Assets and Liabilities .....................................   60

Statements of Operations .................................................   61

Statements of Changes in Net Assets ......................................   62

Combined Notes to Financial Statements ...................................   65

Independent Auditors' Report .............................................   76

Additional Information ...................................................   77


                                 Evergreen Funds


Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


Mutual Funds:  ARE NOT FDIC INSURED   May lose value . Are not bank guaranteed


                          Evergreen Distributor, Inc.

      Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                 September 1999


[PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

William M. Ennis
President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Growth and Income Funds annual report, which covers the fiscal year ended July 31, 1999.

Continued Strength in the Domestic Economy

Early in the fiscal period, stock markets around the world declined dramatically during the summer and into the early fall of 1998. The Federal Reserve lowered interest rates three separate times in order to help stabilize global markets and these actions successfully restored investor confidence. As a result, the U.S. stock market rallied strongly in the final quarter of 1998 and into the first half of 1999.

During the first quarter of 1999, a handful of large capitalization growth stocks, technology stocks in particular, continued to dominate market performance. During the second quarter, participation broadened to include both value stocks and small company stocks: two areas that had disappointed investors for several years. The recent growth in these areas may be a sign that the record bull market is repositioning itself to continue.

Inflation fears persist, however, and the Federal Reserve increased interest
                                                          ---------
rates in June and again in late August in an effort to contain stock and bond prices. Investors will watch carefully to see whether there will be a third rate increase in October. Despite the anxiety over interest rates, many experts agree that the economy is still fundamentally strong, and we remain cautiously optimistic about the prospects for continued growth in the markets.

Year 2000 Preparation/1/

We continue to progress with our preparations for year 2000. Our aim is to provide uninterrupted service and communication with shareholders through the end of December 1999 and into January 2000. At the end of September, when this report was finalized, we completed all the regulatory requirements for testing and certification of our systems. In March, we participated in the industry's "Street Test" with the Securities Industry Association, which helped us evaluate the readiness of one of the industry's critical trading networks. We are confident that our long-term approach to planning and preparation will enable us to continue to deliver the high quality products and services that you have come to expect.

Once again, we remind you to take advantage of your financial advisor's expertise and work together to develop an asset allocation strategy that will help you to meet your investment goals and objectives. Evergreen Funds offers a wide range of funds that includes multiple investment styles to help you find those that will be appropriate for your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis
William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

/1/  The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                                 Blue Chip Fund
                      Fund at a Glance as of July 31, 1999

Portfolio
Management
----------

[PHOTO OF JUDITH A. WARNERS APPEARS HERE]

Judith A. Warners
Tenure:  January 1995

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE /1/
--------------------------------------------------------------------------------

Size             Style
         Value   Blend   Growth
Large              X
Medium
Small

Morningstar's Style Box is based on a portfolio date as of 7/31/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have not been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

--------------------------------------------------------------------------------
                          Performance and Returns /2/
--------------------------------------------------------------------------------

Portfolio Inception Date:9/11/35                      Class A     Class B     Class C     Class Y
Class Inception Date                                  1/20/98     9/11/35     1/22/98     4/30/99
Average Annual Returns*
1 year with sales charge                                11.71%      11.26%      15.37%      n/a
1 year w/o sales charge                                 17.29%      16.26%      16.37%    17.46%
3 years                                                 23.59%      24.24%      24.74%    25.88%
5 years                                                 20.42%      20.66%      20.74%    21.88%
10 years                                                13.58%      13.31%      13.21%    14.40%
Since Portfolio Inception                                9.28%       9.16%       9.13%     9.43%
Maximum Sales Charge                                     4.75%       5.00%       1.00%      n/a
                                                      Front End        CDSC        CDSC
12-month income dividends per share                     $0.03         --          --         --
12-month capital gain distributions per share           $2.38       $2.38       $2.38        --

* Adjusted for maximum applicable sales charges unless noted.

--------------------------------------------------------------------------------
                                Long Term Growth
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                 Evergreen Blue Chip B     Consumer Price         S & P 500
Period End           Market Value         Index - US Value     Composite Value

  7/31/89               10,000                10,000               10,000
  7/31/90               10,621                10,482               10,623
  7/31/91               11,755                10,949               11,977
  7/31/92               12,469                11,294               13,510
  7/31/93               13,390                11,608               14,684
  7/31/94               13,531                11,929               15,442
  7/31/95               15,692                12,259               19,463
  7/31/96               17,909                12,617               22,687
  7/31/97               26,084                12,902               34,493
  7/31/98               29,994                13,119               41,113
  7/31/99               34,882                13,360               49,002


Comparison of change in value of a $10,000 investment in Evergreen Blue Chip Fund, Class B, the Standard and Poor's 500 Index (S & P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                 Blue Chip Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Fund did very well when measured against other growth and income funds. For the 12 months ended July 31, 1999, the Evergreen Blue Chip Fund's Class B shares had a return, before deduction of any applicable sales charges, of 16.26%. During the same 12-month period, the average return of the growth and income funds was 12.22%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Standard & Poor's 500 Index, a benchmark for the overall market, had a return of 20.20%.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/1999 unless noted)

Total Net Assets                                  $641,440,091
Number of Holdings                                         102
P/E Ratio*                                               35.3x
Beta*                                                     0.97

*as of 6/30/1999

What was the investment environment like during the 12-month period?

It was a period of almost constant change. We began in August 1998 in a time of great fear that the problems of the emerging markets would spread to developed economies, including the United States, and lead to a global economic slowdown. This period of high anxiety came to an end when the U.S. Federal Reserve lowered short-term interest rates three successive times in the fall of 1998, restoring confidence and leading to a significant rally in late 1998 and early 1999. As had been true for the previous two years, this rally was dominated by a narrow group of large-cap growth companies, especially in the technology industry.

In the first quarter of 1999, investors realized we were not going to have a global meltdown. Signs of a recovery were evident in Japan and in some emerging markets. This kicked off a rally in cyclical stocks--or stocks of companies that do best when the economy is expanding--and in value stocks. Energy stocks, which had slumped badly during 1998 as world oil prices fell, recovered sharply as the price of crude oil started climbing.

As the spring of 1999 progressed, however, the repeated signs of stronger economic growth resulted in rising interest rates. This particularly hurt financial services stocks and other interest rate sensitive sectors. Late in June, concern about further increases in interest rates caused a reversal of the market's direction, with financial, technology and retail stocks particularly hard hit in July 1999. In fact, late in June, the U.S. Federal Reserve raised short-term interest rates once.


                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Information Services & Technology                             17.6%
Retailing & Wholesale                                          8.7%
Oil / Energy                                                   8.6%
Telecommunication Services &Equipment                          8.5%
Finance &Insurance                                             7.5%

                                   EVERGREEN
                                 Blue Chip Fund
                          Portfolio Manager Interview


What strategies did you pursue in this environment?

As we ended the first six months of the year, we were de-emphasizing financials and energy stocks, while emphasizing technology and consumer staples.

As the second six months began, we continued to under-weight financial stocks versus the indices. We maintained over-weighted positions in technology and telecommunications, with investments in companies such as IBM, Hewlett-Packard, Motorola, ADC Telecom, Tellabs and adding to our position in Intel. We also maintained positions in industry-leading companies such as Microsoft, Sun Microsystems, EMC, America Online and Cisco Systems.

Increasingly, as we progressed in 1999, we added to our energy position, raising the industry weighting from about 4% of net assets at the end of January to 9% at the end of the fiscal year in July. Our investments included shares of integrated energy companies such as Texaco, international companies such as Royal Dutch Petroleum and BP Amoco, exploration company Unocal and oil drillers such as Apache and Anadarko.

We also maintained a very strong emphasis on consumer-related industries, including retailers and specialty retailers. We invested in companies such as Tandy and Federated Department Stores, while maintaining positions in Home Depot, Wal-Mart, Dayton-Hudson and Costco.

What were some of the leading contributors to the Fund's performance?

Some of the better-performing stocks during the year included: IBM; Biogen, a biotech company; Tyco International, a diversified industrial company; Univision, the leading Spanish-language broadcaster; and oil company Unocal. Tandy, which operates the Radio Shack retail chain, was an excellent performer.

The Fund's performance also received lifts from two sub-themes:
telecommunications and basic materials. The entire telecommunications sector tended to do very well, including regional telephone operating companies, wireless companies and equipment companies. Among the contributors to performance were Winstar and Qualcomm. In basic materials, we focused on special situations, rather than commodities, such as Raychem, a specialty chemical company that was purchased by Tyco International.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

Microsoft Corp.                                                3.5%
General Electric Co.                                           3.3%
International Business Machines Corp.                          2.2%
Intel Corp.                                                    2.0%
Cisco Systems, Inc.                                            1.9%
Tyco International Ltd.                                        1.9%
Atlantic Richfield Co.                                         1.7%
Hewlett-Packard Co.                                            1.6%
Safeway, Inc.                                                  1.5%
Wal-Mart Stores, Inc.                                          1.5%

                                   EVERGREEN
                                 Blue Chip Fund
                          Portfolio Manager Interview

Were there any disappointments?

Yes, Waste Management was a poor performer. The company had management difficulties after its merger with USA Waste. Fortunately, we sold out of our position in Waste Management at the first signal of problems. We also sold our position in Daimler-Chrysler, which has been a poor performer. Coca-Cola also was a disappointment, although we did not have a major position in the company.

What is your outlook?

We expect to see continued volatility and shifts in market sentiment as investors watch the rate of economic growth and the direction of interest rates. One of the big issues to watch will be the sustainability of the global economic growth we started to see during the past year.

Overall, we have a positive outlook. Corporations have shown they can continue to generate earnings growth through re-structuring programs and overcoming a tight labor market through greater efficiencies. During the past few months, we have seen market leadership broaden beyond the few large-cap, growth companies that had been the dominant performers over the past two years. We believe sustained global economic growth can continue to lead to earnings improvements across a broad array of companies. One of the things we have seen, over the past year, is that companies have consistently shown earnings improvements.

                                   EVERGREEN
                              Equity Income Fund
                     Fund at a Glance as of July 31, 1999

Portfolio
Management
----------

[PHOTO OF HARLAN R. SONDERLING APPEARS HERE]

Harlan R. Sonderling,
      CPA, CFA
Tenure: June 1998

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE /1/
--------------------------------------------------------------------------------

Size             Style
         Value   Blend   Growth
Large      X
Medium
Small

Morningstar's Style Box is based on a portfolio date as of 7/31/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS /2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/14/87                 Class A     Class B     Class C     Class Y
Class Inception Date                              4/14/87     2/1/93      2/1/93      1/13/97
Average Annual Returns*
1 year with sales charge                           3.06%       2.74%       6.45%       n/a
1 year w/o sales charge                            8.20%       7.39%       7.38%       8.44%
3 years                                           19.02%      19.32%      20.05%      21.07%
5 years                                           17.56%      17.56%      17.79%      18.77%
10 years                                          12.95%      12.92%      12.92%      13.53%
Since Portfolio Inception                         12.44%      12.42%      12.43%      12.92%
Maximum Sales Charge                               4.75%       5.00%       1.00%       n/a
                                                 Front End     CDSC        CDSC
30-day SEC Yield                                   1.66%       0.97%       0.97%       1.72%
12-month income dividends per share               $0.29       $0.15       $0.15       $0.34
12-month capital gain distributions per share     $2.74       $2.74       $2.74       $2.74

*    Adjusted for maximum applicable sales charge unless noted. long term growth

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                            [LINE GRAPH APPEARS HERE]


               Evergreen Equity Income A      Consumer Price         S & P 500       Lehman Brothers
Period End           Market Value            Index - US Value     Composite Value    Aggregate Value
 7/31/89                 9,527                   10,000               10,000             10,000
 7/31/90                10,147                   10,482               10,623             10,707
 7/31/91                11,532                   10,949               11,977             11,853
 7/31/92                12,273                   11,294               13,510             13,604
 7/31/93                13,893                   11,608               14,684             14,988
 7/31/94                14,336                   11,929               15,442             15,002
 7/31/95                16,329                   12,259               19,463             16,518
 7/31/96                19,097                   12,617               22,687             17,433
 7/31/97                27,435                   12,902               34,493             19,313
 7/31/98                31,233                   13,119               41,113             20,828
 7/31/99                33,828                   13,360               49,002             21,345


Comparison of change in value of a $10,000 investment in Evergreen Equity Income Fund, Class A, the Standard and Poor's 500 Index (S&P 500), Lehman Brothers Aggregate Index (LBAI) and the Consumer Price Index (CPI).

The S&P 500 and LBAI are unmanaged market indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                              Equity Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

During the 12 months ended July 31, 1999, the Evergreen Equity Income Fund, Class A shares had a total return, before deduction of any applicable sales charges, of 8.20%. For the same 12 months, the average return of equity income funds was 10.80%, according to Lipper Inc., an independent monitor of mutual fund performance, and the Standard & Poor's 500 Index returned 20.20%.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/1999 unless noted)

Total Net Assets                                          $145,864,030
Number of Holdings                                                  68
P/E Ratio*                                                       18.4x
Beta*                                                             0.78

* as of 6/30/1999

What factors affected performance during the 12 months?

The Fund was over-weighted in small- and medium-sized issues during a period in which large cap stocks generally performed better. The Fund also was over-weighted in financial services stocks, which lagged the overall market because of concerns about credit quality first, and then rising interest rates and the sustainability of revenue growth rates. Only since April 1999 have small and medium cap stocks performed well relative to large cap stocks. We continue to believe these stocks offer compelling valuations, dividend yields and dividend growth potential when compared to large cap stocks. Relative performance also was hurt by the Fund's position in REITs (real estate investment trusts), which performed poorly during the year, and by the Fund's underweighted position in technology stocks, which performed well. As a general rule, technology companies pay small dividends, if any.

On the positive side, the Fund's performance was helped by its energy position. We persisted with our energy holdings during first-half weakness. In the final six months of the fiscal year, energy stocks rallied sharply when oil prices rose as a result of OPEC's renewed pricing discipline. Our positions in telecommunications stocks, primarily regional phone operating companies, also boosted performance. These companies offered attractive dividend yields and earnings growth rates. Our largest single position, the industrial conglomerate Tyco International, performed very well.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Banks                                                              15.0%
Finance & Insurance                                                11.2%
Oil/ Energy                                                        10.4%
Utilities - Telephone                                               8.5%
Utilities - Electric                                                7.5%


What was the investment environment like for the yield-oriented stocks that the Fund emphasizes?

Yield-oriented stocks were largely out of favor for much of the fiscal year as large cap stocks with high price-to-earnings ratios and low dividend yields drove the market higher. That trend changed in April 1999 when economic growth exceeded investor expectations and value-oriented, higher-yielding industrial and commodity stocks began to outperform the market. This was a trend that persisted through June.

                                   EVERGREEN
                              Equity Income Fund
                         Portfolio Manager Interview


Some yield-oriented sectors, such as financial services and utilities, did not participate in this rally despite their attractive features. The rally was led by economically sensitive, more cyclical industries, such as commodities and capital equipment.

What have been your principal strategies?

We have consistently pursued our long-term strategy of owning high-quality companies with improving fundamental performance and attractive stock prices. In our stock selection process, we view dividend income as an important component of total return. We have concentrated on medium and large capitalization stocks, generally with total market capitalizations of more than $5 billion. We have kept the Fund well diversified among sectors and fully invested in common stocks and convertible securities. Our investment process tends to be more bottom-up, relying on the findings of our team of senior analysts, who emphasize strong business fundamentals, high current yield and dividend growth in their research for the Fund.

Throughout the year, this strategy has led us to emphasize these industries: financial services; energy; consumer cyclicals, including automobile and retailing companies; communications, including regional phone companies; electrical utilities; and capital goods. Although financial services and utilities underperformed the market during the fiscal year, we have maintained strong representation in these stock sectors. In the case of financial services, we have emphasized companies with attractive valuations for their consistent earnings and dividend growth and growing market share. An example is Lincoln National Corp. In the case of utility stocks, we have emphasized companies with attractive dividend yields and stock valuations that have the potential to benefit from industry re-structuring. An example is Duke Power.

We have de-emphasized consumer staples, such as food and beverage company stocks; healthcare, and technology because of their relatively high price-to-earnings ratios and generally lower dividend yields. In the case of healthcare, we have long-term investments in several high-quality pharmaceutical companies that fit our investment criteria, such as Merck and Pharmacia & Upjohn.

Throughout the year, we have sought to increase the Fund's dividend yield. This has led us to emphasize two themes: investing for income and investing for dividend growth. The overall portfolio structure has changed to reflect these themes. Income investments include utilities, energy and basic materials companies that have consistent, above-average dividends. We define dividend growth stocks as those that may have lower current dividend yields, but that offer the prospect of sustainable dividend growth at rates well above stock market averages. These companies are often found in the financial services, consumer and pharmaceutical industries.

The two broad themes of income stocks and dividend-growth stocks each comprise more than 40% of the Fund's portfolio. The remaining portion of the portfolio, about 10% of net assets at the end of the fiscal year, is invested for capital appreciation potential rather than for current income. These opportunity stocks typically are in the technology, media and growth retail industries.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

Tyco International Ltd.                                     3.5%
Unocal Corp.                                                3.0%
International Business Machines Corp.                       2.7%
Greenpoint Financial Corp.                                  2.7%
General Electric Co.                                        2.5%
Bell Atlantic Corp.                                         2.4%
Philip Morris Companies, Inc.                               2.3%
U.S. West, Inc.                                             2.2%
North Fork Bancorp, Inc.                                    2.1%
Costco Companies, Inc.                                      2.0%

                                   EVERGREEN
                              Equity Income Fund
                         Portfolio Manager Interview


What are some of the investments that illustrate these themes?

A good example of investing for income is the Fund's investment in Equity Office Properties, a real estate investment trust that is the nation's largest owner of high quality, downtown office buildings. This company offers a current dividend yield of almost 7% and has reported consistent growth in its operating cash flows, which we believe is sustainable. An excellent example of the dividend growth theme is the Fund's investment in Greenpoint Financial Corp., a finance company emphasizing specialty-housing lending. This investment has a current dividend yield of 2.8% after increasing its dividend in February by 38% to compensate for the temporary suspension of its long-time share repurchase program. The company's record of sustained earnings growth gives it the potential to offer consistent, double-digit dividend growth in the future. Tyco International, which I mentioned earlier, is a good example of the opportunity, or capital appreciation, theme. This diversified industrial company has generated strong earnings growth from both internal operations and strategic acquisitions, resulting in excellent stock performance.

What is your outlook?

Following more than four years of outstanding returns from the stock market, we believe investors would be wise to temper their expectations for future gains. The Federal Reserve Board raised short-term interest rates to thwart any inflationary pressures. While concerns of economic overheating are probably exaggerated, this bias suggests that historically high valuations for many stocks may have peaked, and that future price gains may be driven more by earnings and dividend growth than by stock price momentum or company size. Earnings and dividend growth are qualities we emphasize. Within this context, we plan to continue to practice our investment discipline, buying income-producing stocks of quality companies and selling those stocks when they have reached target prices or when their fundamentals start to disappoint us. We expect to remain fully invested and well diversified.

                                   EVERGREEN
                            Growth and Income Fund
                     Fund at a Glance as of July 31, 1999



                             Portfolio Management
                             --------------------

                  [PHOTO OF PHILLIP M. FOREMAN APPEARS HERE]

                             Phillip M. Foreman,
                                   CFP, CFA
                             Tenure: January 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
[CHART APPEARS HERE]

Size             Style
         Value   Blend   Growth
Large
Medium     X
Small

Morningstar's Style Box is based on a portfolio date as of 7/31/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 10/15/86                Class A     Class B     Class C     Class Y
Class Inception Date                              1/3/95      1/3/95      1/3/95      10/15/86
Average Annual Returns*
1 year with sales charge                          -0.47%      -1.27%       2.69%        n/a
1 year w/o sales charge                            4.48%       3.73%       3.69%       4.75%
3 years                                           15.83%      16.13%      16.84%      18.02%
5 years                                           17.31%      17.50%      17.71%      18.74%
10 years                                          13.60%      13.78%      13.79%      14.29%
Since Portfolio Inception                         13.87%      14.01%      14.01%      14.40%
Maximum Sales Charge                               4.75%       5.00%       1.00%        n/a
                                                 Front End     CDSC        CDSC
12-month income dividends per share               $0.06           -           -       $0.10
12-month capital gain distributions per share     $0.78       $0.78       $0.78       $0.78

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                 Evergreen Growth & Income     Consumer Price        S & P 400
Period End          Fund A Market Value       Index - US Value     Midcap Value

 1/31/95                   9,528                   10,000             10,000
 7/31/95                  11,590                   10,146             12,248
 7/31/96                  13,303                   10,443             13,202
 7/31/97                  18,674                   10,679             19,185
 7/31/98                  20,776                   10,858             21,300
 7/31/99                  21,700                   11,058             25,342

Comparison of change in value of a $10,000 investment in Evergreen Growth and Income Fund, Class A, the Standard and Poor's 400 Mid-Cap Index (S&P 400) and the Consumer Price Index (CPI).

The S&P 400 is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Growth and Income Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the 12 months ended July 31, 1999, the Evergreen Growth and Income Fund Class A shares had a total return, before deduction of any applicable sales charges, of 4.48%. During the same 12-month period, the Standard & Poor's Midcap 400 Index, a benchmark for the mid-sized company stocks that the Fund emphasizes, returned 4.60%.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/1999 unless noted)

Total Net Assets                                       $1,812,220,464
Number of Holdings                                                248
P/E Ratio*                                                      21.1x
Beta*                                                            0.79

* as of 6/30/1999



What factors affected performance during the 12 months?

The fiscal year started in August 1998 with a very poor investment environment, as investors were concerned that problems in Asia, Russia and Latin America would lead to a global economic slowdown. That discouraging backdrop changed, however, beginning in October as the U.S. Federal Reserve started to cut short-term interest rates. The immediate, primary beneficiaries of the improved environment were the large-cap growth stocks that had been the market leaders earlier in 1998. This is consistent with historic trends; large-cap stocks tend to do relatively better than other classes of stocks when economic growth is uncertain. Mid-cap stocks tended to lag, but beginning in the spring of 1999, mid-cap stocks began to improve performance as the effects of the Federal Reserve's interest rate reductions of several months earlier began to be felt in the economy.

Starting in January, merger-and-acquisition activity started to increase, and this helped the performance of many mid-cap companies, including several portfolio holdings. Portfolio investments involved in completed or pending merger or acquisition deals included:

 .Media One, the cable TV company, was acquired by AT&T.

 .AirTouch, a telecommunications firm, was acquired by Vodafone Group, forming Vodafone AirTouch.

 .Pioneer HI-BRED, a bio-technology company involved in seed development, was acquired by Du Pont (E.I.) De Nemours & Co.

 .Honeywell is the subject of a pending acquisition by Allied Signal.

 .ARCO is the subject of a pending acquisition by BP Amoco.

The Fund's under-weighting in technology held back performance. The emphasis on energy stocks tended to hurt performance during the first part of the fiscal year, although it helped later in the year as energy prices started to rise and energy stocks began to recover.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Banks                                                   10.6%
Printing, Publishing, Broadcasting & Entertainment       9.1%
Healthcare Products & Services                           8.7%
Finance & Insurance                                      7.2%
Consumer Products & Services                             6.5%

                                   EVERGREEN
                             Growth and Income Fund
                          Portfolio Manager Interview


What strategies did you pursue during the period?

Our fundamental, long-term strategy remains the same: to buy outstanding businesses when they are on sale. We tend to invest at least 75% of net assets in mid-cap companies.

By "outstanding businesses," we refer to companies with some kind of competitive advantage, those that operate with barriers to protect against competitors and those that generate high returns on capital and have significant ownership by executives and directors. By "on sale" we refer to companies whose stocks are trading at major discounts to the private market value of the firm, i.e., what another company is willing to pay in a merger.

A good example of the strategy at work is our investment in Sony Corp. early this year. The company's stock was trading at an attractive valuation and was undergoing a major re-structuring. At the same time, signs of an economic recovery in Japan looked encouraging, and the company was launching a number of new products, including digital cameras and operating software for cable television systems. The company has been the Fund's largest position since March 1999, and the stock has performed exceptionally well.

Another good example is Gaylord Entertainment, which recently sold its television stations to CBS, acquiring a significant block of CBS stock in the transaction. We think the company's stock has been trading at half the true value of the remaining businesses--including a hotel, a radio station and a music company--after the market value of the CBS stock is taken out.

One of the changes we have made during the year is to reduce the number of portfolio holdings from 282 to 248. As the number of names declined, we focused more on fewer names that meet our criteria for quality businesses. We expect the number of names in the Fund's portfolio may continue to go down.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

Sony Corp., ADR                                            2.1%
Time Warner, Inc.                                          1.7%
Kansas City Southern Industries, Inc.                      1.7%
Clear Channel Communications, Inc.                         1.5%
New York Times Co. Cl. A                                   1.4%
Webster Financial Corp.                                    1.3%
TCA Cable TV, Inc.                                         1.3%
Mellon Bank Corp.                                          1.2%
Union Pacific Corp.                                        1.2%
Federal National Mortgage Assoc.                           1.2%

                                   EVERGREEN
                             Growth and Income Fund
                          Portfolio Manager Interview


What is your outlook?

We are positive. Many of the names in the Fund's portfolio are trading at a substantial discount, 30% to 40%, to their market values. Although the investment environment has become uncertain because of the possibility of further interest rate increases by the U.S. Federal Reserve, mid-cap stocks haven't reached the high valuations and therefore don't pose as much risk as many large-cap stocks, in our opinion.

We believe merger-and-acquisition activity will continue as large-cap companies find they can increase their earnings growth rates by buying the franchises of smaller companies that they cannot duplicate. In addition, the volatility in the market creates opportunities for investors hunting for values. On any individual day, several stocks may lose significant portions of their market value because of market reaction to bad news. This can create investment opportunity for investors doing fundamental research on the underlying market value of companies. We believe we can find enough stocks to remain fully invested and do well over the long term. As I said earlier, we look for companies in which insiders have large ownership positions in the businesses they manage. We have tried to be consistent with that position, and have invested our own money in this Fund, making our personal interests the same as those of the Fund's shareholders.

                                   EVERGREEN
                            Income and Growth Fund
                     Fund at a Glance as of July 31, 1999


                             Portfolio Management
                             --------------------

                  [PHOTO OF PHILLIP M. FOREMAN APPEARS HERE]

                             Phillip M. Foreman,
                              CFP, CFA
                            Tenure: September 1999

                   [PHOTO OF IRENE D. O'NEILL APPEARS HERE]

                             Irene D. O'Neill, CFA
                             Tenure: December 1997

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
[CHART APPEARS HERE]

Size             Style
         Value   Blend   Growth
Large
Medium     X
Small


Morningstar's Style Box is based on a portfolio date as of 7/31/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.


--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 8/31/78                 Class A     Class B     Class C     Class Y
Class Inception Date                              1/3/95      1/3/95      1/3/95      8/31/78
Average Annual Returns*
1 year with sales charge                           6.80%       6.48%      10.37%        n/a
1 year w/o sales charge                           12.14%      11.34%      11.34%      12.46%
3 years                                           13.94%      14.21%      14.96%      16.11%
5 years                                           12.68%      12.79%      13.01%      14.02%
10 years                                           9.42%       9.58%       9.58%      10.07%
Since Portfolio Inception                         13.85%      13.94%      13.93%      14.18%
Maximum Sales Charge                               4.75%       5.00%       1.00%       n/a
                                                Front End      CDSC        CDSC
30-day SEC Yield                                   2.02%       1.37%       1.37%       2.38%
12-month income dividends per share               $0.93       $0.80       $0.80       $1.02
12-month capital gain distributions per share     $2.13       $2.13       $2.13       $2.13

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                   Evergreen Income and     Consumer Price      Wilshire 5000
Period End         Growth A Market Value   Index - US Value          Value

 1/31/95                  9,526                 10,000              10,000
 7/31/95                 10,843                 10,146              12,149
 7/31/96                 11,718                 10,443              13,933
 7/31/97                 15,045                 10,679              20,510
 7/31/98                 16,230                 10,858              24,005
 7/31/99                 18,201                 11,058              28,314

Comparison of change in value of a $10,000 investment in Evergreen Income and Growth Fund, Class A, the Wilshire 5000 Index (Wilshire 5000) and the Consumer Price Index (CPI).

The Wilshire 5000 is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                            Income and Growth Fund
                          Portfolio Manager Interview


How did the Fund perform?

The Fund had very strong performance. For the 12 months ended July 31, 1999, the Evergreen Income and Growth Fund's Class A shares had a total return, before the deduction of any applicable sales charges, of 12.14%. During the same 12-month period, the average return among funds in the income fund category was 5.41%, according to Lipper, Inc., an independent monitor of mutual fund performance. The Wilshire 5000 Index reported an 18.35% return for this same period.

One of the noteworthy developments during the year was the merger of the former Evergreen American Retirement Fund into the Evergreen Income and Growth Fund on July 31, 1999.

                                   Portfolio
                                Characteristics
                                ---------------
                         (as of 7/31/1999 unless noted)

Total Net Assets                            $1,070,659,522
Number of Holdings                                     193
P/E Ratio*                                           19.2x
Beta*                                                 0.66

* as of 6/30/1999

--------------------------------------------------------------------------------
                   PORTFOLIO COMPOSITION AS OF JULY 31, 1999
--------------------------------------------------------------------------------
                         (as a percentage of net assets)

                            [PIE CHART APPEARS HERE]

Common Stock - 65.7%
Convertible Preferred Stock - 17.9%
Cash Equivalents and other - 15.0%
Convertible Debentures - 1.4%


What factors affected performance?

The Fund benefited from its emphasis on telecommunications and energy-related stocks. The rapid growth in telecommunications helped a number of Fund holdings during the year, while the rise in oil prices early in 1999 led to strong performance by a number of energy holdings late in the fiscal year. Acquisition offers for several companies held by the Fund in both the telecommunications and energy sectors also contributed to performance. In addition, as the 12-month period progressed, investors began to show renewed interest in value stocks as market leadership broadened beyond a narrow band of large-cap growth stocks.

During the early months of the fiscal year, value stocks were particularly hard hit as investors worried that problems in emerging markets would hurt world economic growth. After interest rates abroad began declining, however, investors began to regain confidence in foreign markets and in the stocks of many companies in cyclical industries, i.e., those closely linked to changes in the economic cycle. This renewed confidence in the direction of the world economy supported the performance of many value-related stocks in the commodity, industrial and other cyclical sectors.

What investment themes did you emphasize?

We maintained our long-term, value-oriented focus, looking for opportunities among consolidating industries where the potential for mergers and acquisitions would be high, and in companies that were undergoing re-structuring and cost-cutting programs. We also looked for opportunities in industries undergoing significant growth, such as in telecommunications. We also took profits from successful investments in the banking sector and used

                                   EVERGREEN
                            Income and Growth Fund
                          Portfolio Manager Interview


them to re-allocate the portfolio into other areas. We believed, especially in light of rising interest rates, that there were better opportunities outside banking.

Although the Fund finished the fiscal year with a relatively high cash position of about 9.5% of net assets, this was more a temporary result of portfolio re-allocation moves than a decision to become more defensive by raising cash.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Banks                                                      13.8%
Utilities -- Electric                                      11.8%
Healthcare Products & Services                              6.3%
Oil / Energy                                                6.0%
Electrical Equipment & Services                             5.4%




What were some examples of Fund investments involved in mergers and acquisitions?

In the energy sector, worthy of note, is the pending acquisition of Atlantic Richfield by BP Amoco.

In addition, two fund holdings in the banking industry also are the subject of pending acquisitions by larger banks. Mercantile Bank Corp. is to be taken over by Firstar Corp, while First American Corp is scheduled to be acquired by AmSouth Bank Corp.

Finally, two investments in the utility sector also are the subject of pending takeovers. TNP Enterprises, an electric company, is being acquired by an investor group, while Frontier Corp. a telecommunications firm, has received an acquisition offer from Global Crossing.

What Fund holdings have been involved in restructuring?

The Fund has a long-term record of finding interesting opportunities among undervalued stocks of companies that are undergoing restructuring programs which have the potential to increase the value of the business. Two recent examples, one in the energy sector and one in the transportation sector, illustrate that theme.

New management has taken over at Equitable Resources, an integrated energy company whose primary focus is in natural gas, predominately in the Appalachian region. The new management has undertaken an aggressive cost-cutting program that also involves redeploying assets and share buybacks. As a result, the company's return on capital and earnings growth rate have increased, and the stock has started to perform exceptionally well.

In transportation, Union Pacific had been having problems digesting its acquisition of another railroad company, Southern Pacific. Union Pacific started an aggressive re-structuring program in the spring of 1998, resulting in a substantial improvement in earnings and a rebound in its stock price.

How has the Fund taken advantage of the opportunities in telecommunications?

Telecommunications has been a spectacular performer for the Fund. This industry has been restructuring since 1984 when the old AT&T was broken up and that process is accelerating. The recent catalyst for growth is the explosion in telecommunications traffic in wireless, data transmission and over the internet. This explosion has created the need for equipment with greater capacity, greater speed and improved security. Companies are scrambling to gain access to customers. The need for many companies quickly to become full-service providers also has led to a heightened rate of industry consolidation.

                                   EVERGREEN
                            Income and Growth Fund
                          Portfolio Manager Interview


Qualcomm, the best-performing stock for the Fund during the fiscal year, is an excellent example. Qualcomm has developed a proprietary wireless technology that is being adopted as a global standard for digital systems because of its ability to increase capacity, add clarity, and secure transmissions.

Frontier Corp. is another example. It started out as a local telephone company in the Rochester, N.Y., area, but has developed a long distance business and made strategic investments in a data transmission fiber optic system. With its access to a customer base, Frontier was an attractive acquisition target in the current industry consolidation. It is now the subject of an acquisition offer by Global Crossing.

Another example is Qwest Communications, a long distance fiber optic system builder and operator that is a relatively recent investment for the Fund. It has made an acquisition offer for a regional telephone company, U.S. West. This transaction will expand Qwest's product offering beyond basic long haul service and provide a new base of customers, resulting in greater revenue and earnings growth potential.

In addition, Vodafone, a major British-based company, recently acquired AirTouch, another Fund holding, to gain entry into the U.S. wireless phone market as well as to expand its international presence.

Finally, a good example of the Fund's search for unusual opportunities is Houston Industries, a diversified company that sold its cable TV business to Time Warner. We bought the convertible security of Houston Industries that is convertible into shares of Time Warner stock.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

Williams Companies, Inc.                                2.4%
Thomas & Betts Corp.                                    2.3%
Qualcomm Financial Trust I, convertible preferred       2.2%
Dana Corp.                                              2.2%
New Holland NV                                          2.2%
National Australia Bank Ltd.                            2.1%
Southern Co.                                            2.0%
Qwest Trends Trust, convertible preferred               1.8%
Frontier Corp.                                          1.8%
Murphy Oil Corp.                                        1.7%


What other Fund investments have been particularly notable?

Shared Medical Systems has done exceptionally well. This company provides healthcare information systems to hospitals and other large healthcare institutions. Shared Medical has been in a very strong position as the healthcare sector needs to reduce costs to offset lower rates of Medicare reimbursement by the government. This trend is driving expanded use of information technology by hospitals.

What is your outlook?

We have a favorable outlook because we think stocks with significant dividend yields should provide protection for investors, even in a market downturn. In the near-term, the market will be focused on interest rates and will be concerned about whether rising rates could slow economic growth. Inflation, however, does not appear to be a threat, and so it does not appear likely the Federal Reserve Board will raise short-term interest rates significantly. Longer term, we think the Fund's emphasis on value stocks and higher yielding stocks should continue to provide good investment opportunities.

                                   EVERGREEN
                             Small Cap Value Fund
                     Fund at a Glance as of July 31, 1999



                             Portfolio Management
                             --------------------

                   [PHOTO OF JORDAN ALEXANDER APPEARS HERE]

                             Jordan Alexander, CFA
                             Tenure:  January 1999

                    [PHOTO OF EDWIN D. MISKA APPEARS HERE]

                                Edwin D. Miska
                            Tenure:  September 1996

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

Size             Style
         Value   Blend   Growth
Large
Medium
Small      X

Morningstar's Style Box is based on a portfolio date as of 7/31/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Small capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 10/1/93                 Class A     Class B     Class C     Class Y
Class Inception Date                              1/3/95      1/3/95      1/24/95     10/1/93
Average Annual Returns*
1 year with sales charge                           -2.71%      -3.59%       0.30%        n/a
1 year w/o sales charge                             2.17%       1.35%       1.28%       2.31%
3 years                                            12.81%      12.97%      13.73%      14.92%
5 years                                            14.11%      14.21%      14.40%      15.50%
Since Portfolio Inception                          12.07%      12.25%      12.31%      13.23%
Maximum Sales Charge                                4.75%       5.00%       1.00%        n/a
                                               Front End        CDSC        CDSC
30-day SEC Yield                                    0.76%       0.05%       0.06%       1.05%
12-month income dividends per share               $ 0.30      $ 0.19      $ 0.19      $ 0.33
12-month capital gain distributions per share     $ 0.18      $ 0.18      $ 0.18      $ 0.18

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                     Evergreen Small Cap     Consumer Price    Wilshire Small    Russell 2000
Period End           Value A Market Value   Index - US Value   Cap Value Value       Value
 1/31/95                    9,521                10,000             10,000          10,000
 7/31/95                   10,867                10,146             11,501          12,255
 7/31/96                   12,613                10,443             12,697          13,102
 7/31/97                   18,019                10,679             17,654          17,476
 7/31/98                   18,603                10,858             18,584          17,880
 7/31/99                   19,008                11,058             18,014          19,205


Comparison of change in value of a $10,000 investment in Evergreen Small Cap Value Fund, Class A, the Russell 2000 Index (Russell 2000), the Wilshire Small Cap Value Index (Wilshire Small Cap Value), and the Consumer Price Index (CPI).

The Russell 2000 and the Wilshire Small Cap Value are unmanaged market indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Small Cap Value Fund
                          Portfolio Manager Interview


How did the Fund perform?

The Evergreen Small Cap Value Fund outperformed the Wilshire Small
Cap Value Index, the Fund's benchmark, for the year ended July 31, 1999. During the 12-month period, the Fund's Class A shares had a total return, before the deduction of any applicable sales charges, of 2.17%, while the Wilshire Small Cap Value Index declined by 4.22%.

                           Portfolio Characteristics
                           -------------------------
                        (as of 7/31/1999 unless noted)

Total Net Assets                                                    $250,006,034
Number of Holdings                                                           125
P/E Ratio*                                                                 17.2x
Beta*                                                                       0.53
*as of 6/30/1999

What factors affected performance?

The performance of the Fund was helped by a strong pace of merger and acquisition activity and an increased weighting of names in the technology, healthcare and consumer sectors.

Our strategy of focusing on undervalued small cap companies with good growth prospects led us to invest in many companies that ultimately became acquisition candidates. During the twelve-month period, 20 companies in the portfolio were involved in completed or pending merger or acquisition transactions. The deals having the most significant impact on the performance of the Fund included CPI Corp., an operator of photography studios that is the subject of a pending leveraged buyout, and Hach Co., a manufacturer of water testing equipment for the industrial, commercial and consumer markets. In the case of CPI, if the buyout is completed the potential gain to the Fund is 67.8% since the initial investment in this issue in December 1997. The gain for Hach Co., which was acquired by Danaher Corp. in July 1999, provided the Fund with an 84.7% gain since the initial investment in May 1998.

In addition, there were eight transactions in the Fund involving companies in the banking and thrift sector and four in the utility sector. In the utility sector, the Fund's performance was most helped by the pending acquisitions of Yankee Energy System (potential gain upon completion of 91.3% from initial purchase in October 1997) and Public Service Co. of North Carolina (potential gain upon completion of 82.4% from initial purchase in March 1995).

--------------------------------------------------------------------------------
                   PORTFOLIO COMPOSITION AS OF JULY 31, 1999
--------------------------------------------------------------------------------
                         (as a percentage of net assets)

                            [PIE CHART APPEARS HERE]

Common Stock - 88.2%
Convertible Debentures - 9.5%
Cash equivalents and Other - 1.2%
Convertible Preferred Stock - 1.1%

What were some examples of the Fund's investments in technology?

The best-performing issues in the Fund's technology sector included Helix Technology, Scientific-Atlanta and Antec Corp. Helix Technology, a supplier of vacuum pumps and instrument components for semiconductor equipment manufacturers, gained 116.4% during the period. The company, which is a leading supplier with more than 80% share of the market, is benefiting from the introduction of new services, operating leverage and a strong recovery in the semiconductor capital equipment market.

Other top performers for the Fund in the technology sector are in the cable equipment manufacturing business, an industry benefiting from the upgrading of the cable TV infrastructure. Scientific-Atlanta, a cable equipment manufacturer, gained 87.5% during the

                                   EVERGREEN
                             Small Cap Value Fund
                          Portfolio Manager Interview


period. The company, which manufactures set-top boxes and other communications equipment, has seen stronger earnings in recent quarters fueled by increased capital expenditures for two-way digital cable services by cable companies.

Antec Corp., a cable equipment manufacturer and distributor, also is benefiting from the upgrading of the cable TV infrastructure and increased capital spending from AT&T. AT&T, which owns 20% of Antec, plans to provide cable telephone services using equipment developed by an Antec joint venture. The Fund's investment in Antec convertible bonds appreciated 100.0% during the period.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Banks                                                          11.1%
Consumer Products & Services                                   10.6%
Healthcare Products & Services                                 10.4%
Telecommunication Services & Equipment                          6.9%
Oil/Energy                                                      6.3%

What healthcare industry and consumer products investments helped performance?

The best performing issues in the Fund in the healthcare sector included Jones Pharma and ArthroCare Corp. ArthroCare, a medical device company that is leveraging its proprietary technology in orthopedic, head and neck, and cosmetic surgery, gained 75.9% during the period. Jones Pharma, a specialty pharmaceutical company focused on critical care and thyroid disorders, is seeing stronger prescription growth in several key areas. The Fund's investment in Jones Pharma appreciated 44.9% during the period.

In the consumer sector, the Fund's investment in International Multifoods Corp. gained 28.7% during the period. The company, which has foodservice distribution and food processing operations in North America, is restructuring its operations under a new management team. We expect the restructuring to position the company for consistent and strong earnings growth over the next several years.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

CPI Corp.                                                     4.2%
Curtiss Wright Corp.                                          3.1%
Helix Technology Corp.                                        3.1%
International Multifoods Corp.                                2.9%
Semco Energy, Inc.                                            2.9%
Alpharma, Inc., convertible debenture                         2.8%
Antec Corp., convertible debenture                            2.1%
Granite State Bankshares, Inc.                                2.1%
Carematrix, convertible debenture                             1.8%
Cabot Oil & Gas Corp., CI. A                                  1.7%


What is your outlook?

We continue to see many opportunities to invest in undervalued, small cap companies with favorable growth prospects. While the small cap market has seen improved performance in recent months, the disparity of small cap valuations relative to large caps remains very high. We believe this valuation differential should continue to fuel stock buyback programs and merger and acquisition activity among smaller companies, which should have a positive impact on the future performance of the Fund.

                                   EVERGREEN
                                 Utility Fund
                     Fund at a Glance as of July 31, 1999



                             Portfolio Management
                             --------------------

                    [PHOTO OF MATTHEW D. FINN APPEARS HERE]

                             Matthew D. Finn, CFA
                               Tenure: May 1999

                 [PHOTO OF DORIS KELLEY-WATKINS APPEARS HERE]

                             Doris Kelley-Watkins
                            Tenure:  February 1997

--------------------------------------------------------------------------------
                         CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

Size             Style
         Value   Blend   Growth
Large
Medium     X
Small

Morningstar's Style Box is based on a portfolio date as of 7/31/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Class C and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation due to adverse developments within that industry compared with more diversified funds.


--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 1/4/94                  Class A     Class B     Class C     Class Y
Class Inception Date                              1/4/94      1/4/94      9/2/94      2/28/94
Average Annual Returns*
1 year with sales charge                           20.03%      20.23%      24.23%       n/a
1 year w/o sales charge                            26.05%      25.23%      25.23%      26.35%
3 years                                            19.56%      19.91%      20.60%      21.75%
5 years                                            15.88%      15.93%      16.17%      17.29%
Since Portfolio Inception                          13.34%      13.42%      13.59%      14.61%
Maximum Sales Charge                                4.75%       5.00%       1.00%       n/a
                                                 Front End      CDSC        CDSC
30-day SEC Yield                                    1.72%       1.06%       1.06%       2.06%
12-month income dividends per share                $0.42       $0.33       $0.33       $0.45
12-month capital gain distributions per share      $1.28       $1.28       $1.28       $1.28

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


               Evergreen Utility A     Consumer Price         S & P 500       S & P Utility
Period End         Market Value       Index - US Value     Composite Value        Value
  1/31/94              9,523               10,000              10,000            10,000
  7/31/94              9,126               10,150               9,656             9,420
  7/31/95             10,143               10,431              12,170            10,776
  7/31/96             11,158               10,736              14,186            12,081
  7/31/97             13,537               10,978              21,568            13,917
  7/31/98             15,880               11,163              25,708            16,840
  7/31/99             20,016               11,368              30,641            19,035


Comparison of change in value of a $10,000 investment in Evergreen Utility Fund, Class A, the Standard and Poor's Utility Index (S&P Utilities), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P Utilities and the S&P 500 are unmanaged market indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                 Utility Fund
                          Portfolio Manager Interview


How did the Fund perform?

The Fund had excellent performance. For the 12 months ended July 31, 1999, the Evergreen Utility Fund's Class A shares had a total return, before deduction of any applicable sales charges, of 26.05%. During the 12 months, the Fund's benchmark, the S&P Utilities Index, returned 13.04%. For the same period, the utility fund average return was 16.5%, according to Lipper, Inc., an independent monitor of mutual fund performance.

                           Portfolio Characteristics
                           -------------------------
                        (as of 7/31/1999 unless noted)

Total Net Assets                             $166,251,487
Number of Holdings                                     40
P/E Ratio*                                          21.4x
Beta*                                                0.47

* as of 6/30/1999

What factors contributed to the strong performance?

We began 1999 by increasing emphasis on the faster-growing telecommunications area, particularly wireless communications. Interest rates appeared to have bottomed late in 1998, which removed the favorable environment for interest-rate sensitive stocks, such as gas and electric utility companies.

Revenue growth from, and customer demand for, telecommunication products and services are rising sharply. There has been consolidation within the telecom industry, which can be profitable for investors. Early this year, we lifted the Fund's holdings in selected shares of telecommunication companies, including wireless names, but maintained an investment presence in electric and gas utilities.

--------------------------------------------------------------------------------
                   PORTFOLIO COMPOSITION AS OF JULY 31, 1999
--------------------------------------------------------------------------------
                         (as a percentage of net assets)

                            [PIE CHART APPEARS HERE]

Common Stock--75.2%
Convertible Preferred--21.5%
Convertible Debentures--2.4%
Cash Equivalents and Other--0.9%


                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Utilities--Electric                                          45.1%
Utilities--Telephone                                         21.7%
Utilities--Gas                                               10.5%
Telecommunication Services & Equipment                       10.4%
Oil/Energy                                                    3.6%

What strategies did you pursue as you increased investments in telecommunications?

In general, we increased our investments in companies that could offer customers maximum telecom product choices. We felt those types of companies would be most successful in the competitive environment. We also added to our wireless communication names. AT&T and Nextel are examples of our increased interest in telecommunications investments. We also held a position in MCI WorldCom. We did not add to our positions in regional operating telephone companies, primarily because we thought those companies were well represented in the portfolio. Frontier Corp., a telecommunications company that provides local, long distance, internet and other services was also added earlier this year.

                                   EVERGREEN
                                 Utility Fund
                          Portfolio Manager Interview


What is behind the rapid growth in telecommunications?

Growth in telecommunications is global with demand for wireless communications particularly pronounced. Technology advances continue to drive cost down and services up, expanding the markets for telecommunications in both developed and less developed countries. This trend has been apparent for several years. Spurred by lower costs, expanded product features and greater communications traffic capacity, growth in wireless communications has been nothing short of explosive both domestically and globally. A leading wireless equipment company estimates that there will be 300 million mobile wireless users in the world by the end of 1999 and 1 billion users by 2005.

One long-held name for the Fund, Qualcomm, developed a proprietary digital technology, CDMA, that is becoming one of the worldwide standards for wireless communications. This has resulted in a sharp rise in projected profit growth for this wireless equipment company. Its convertible preferred shares, which we own, have risen in concert.

What strategies have you followed for investing in traditional gas and electric utilities?

We did not abandon traditional gas and electric utilities. We found opportunities among companies in service territories undergoing deregulation. While competition is increasing for companies in deregulating markets, greater earnings opportunities are released as well. Many utilities are investing in areas outside of their original service territories that offer less restrictive pricing opportunity.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

Qualcomm Financial Trust I, convertible preferred                 7.0%
Companhia Paranaense de Energia-Copel, Plc, ADR                   3.7%
Enron Corp.                                                       3.6%
Nextel Communications, Inc. Cl. A                                 3.5%
Frontier Corp.                                                    3.3%
BellSouth Corp.                                                   3.2%
Sprint Corp., convertible preferred                               3.1%
Niagara Mohawk Holdings, Inc.                                     3.1%
Sprint Corp.                                                      3.1%
GTE Corp                                                          3.1%


We added Calpine Corp., an independent electric power producer, to the portfolio and we also purchased shares in two small-cap electric companies, NUI Corp. and UGI Corp. In addition, we added investments in electric companies PacifiCorp. and Niagara Mohawk Holdings.

                                   EVERGREEN
                                 Utility Fund
                          Portfolio Manager Interview



What is your outlook?

Although we have been emphasizing telecommunications, we continue to follow developments in the gas and electric utility areas. We believe attractive investment opportunities among gas and electric utilities can be found if we are selective and opportunistic.

For electric power companies, we expect continued movement toward competition and less regulation, with opportunities created by mergers, acquisitions and financial restructuring. Among gas stocks, we expect further consolidation and convergence between gas and electric companies. Gas companies continue to be greatly affected by the weather, which depressed last year's results, but we look for successful business diversification to help reduce this concern and lift the investment appeal of the stocks.

We believe telecommunications companies will continue to offer greater growth opportunity. However, we think this sector requires close scrutiny, particularly as the explosive demand for telecommunications services requires great increases in capital spending. This could become troublesome if interest rates were to increase substantially.

Our universe of telecom and utility companies is witnessing unprecedented fundamental change, much of it being introduced by competition. This is likely to create tremendous investment opportunity, but also some investment challenges and problems, which must be studied and understood.

                                   EVERGREEN
                                  Value Fund
                      Fund at a Glance as of July 31, 1999


                             Portfolio Management
                             --------------------

                    [PHOTO OF MATTHEW D. FINN APPEARS HERE]

                             Matthew D. Finn, CFA
                              Tenure:  March 1998

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

Size             Style
         Value   Blend   Growth
Large      X
Medium
Small

Morningstar's Style Box is based on a portfolio date as of 7/31/99.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------

Portfolio Inception Date: 4/12/85                 Class A     Class B     Class C     Class Y
Class Inception Date                              4/12/85     2/2/93      9/2/94      1/3/91
Average Annual Returns*
1 year with sales charge                           8.08%       7.65%      11.66%       n/a
1 year w/o sales charge                           13.48%      12.65%      12.66%      13.81%
3 years                                           18.97%      19.34%      20.05%      21.23%
5 years                                           17.45%      17.54%      17.77%      18.90%
10 years                                          12.98%      13.03%      13.13%      13.79%
Since Portfolio Inception                         14.05%      14.09%      14.16%      14.63%
Maximum Sales Charge                               4.75%       5.00%       1.00%       n/a
                                                Front End      CDSC        CDSC
30-day SEC Yield                                   0.48%      -0.26%      -0.26%       0.76%
12-month income dividends per share               $0.21       $0.05       $0.05       $0.26
12-month capital gain distributions per share     $0.13       $0.13       $0.13       $0.13

*  Adjusted for maximum applicable sales charge unless noted.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Evergreen Value A        Consumer Price       S & P 500 Composite
Period End        Market Value         Index - US Value             Value

 7/31/89             9,526                  10,000                 10,000
 7/31/90            10,088                  10,482                 10,623
 7/31/91            11,238                  10,949                 11,977
 7/31/92            12,444                  11,294                 13,510
 7/31/93            13,408                  11,608                 14,684
 7/31/94            14,412                  11,929                 15,442
 7/31/95            17,325                  12,259                 19,463
 7/31/96            19,126                  12,617                 22,687
 7/31/97            27,202                  12,902                 34,493
 7/31/98            29,799                  13,119                 41,113
 7/31/99            33,817                  13,360                 49,002

Comparison of change in value of a $10,000 investment in Evergreen Value Fund, Class A, the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                  Value Fund
                          Portfolio Manager Interview


How did the Fund perform?

The Evergreen Value Fund's Class A shares had a return, before deduction of any applicable sales charges, of 13.48% for the 12 months ended July 31, 1999. During the same period, the median return of funds in the Multi-Cap Value Fund Category was 11.03%, while the Russell 1000 Value Index had a return of 14.99%.

                           Portfolio Characteristics
                           -------------------------
                         (as of 7/31/1999 unless noted)

Total Net Assets                               $932,043,300
Number of Holdings                                       87
P/E Ratio*                                            20.5x
Beta*                                                  0.88

(as of 6/30/1999)

What factors affected performance?

The Fund performed well during the market decline early in the fiscal year. However, the portfolio's defensive posture held back relative performance during the market rally in October and November 1998. After the portfolio was repositioned in December by reducing allocations in defensive areas, such as healthcare, and adding to technology and basic materials, the Fund's performance improved.

What was the investment like for the period?

After a two-year period in which the growth style of investing outperformed the value style, the value indices substantially outperformed the S&P 500 Index during April. Since April, we have not seen a clear trend favoring either growth- or value-oriented stocks. Value-oriented stocks include many cyclical companies, whose sales and earnings are sensitive to changes in the economic cycle. Because of this, the environment for value-oriented stocks has improved as the economy has improved. Late in the period, concerns arose about a potential slowing of economic activity as both short-term and long-term interest rates moved up. At the same time, market leadership broadened out beyond the large-cap growth companies and has begun to include many mid-cap and small-cap companies. We believe this is an encouraging sign of a healthy market.

                                Top 5 Industries
                                ----------------
                        (as a percentage of net assets)

Finance & Insurance                                           13.1%
Banks                                                         13.1%
Oil/Energy                                                    10.9%
Information Services & Technology                              8.3%
Utilities--Telephone                                           8.1%

What investments supported performance?

Throughout most of the year, stock selection in the consumer cyclical and technology sectors helped performance. In the consumer cyclical area, the portfolio owned significant positions in three retailers that performed very well: Tandy, Federated Department Stores and Tommy Hilfiger. Among technology investments, Hewlett-Packard and Motorola were the best performers. The portfolio continued to own all these stocks at the end of the fiscal period, the positions in Tandy and Hewlett-Packard had been reduced.

                                   EVERGREEN
                                  Value Fund
                          Portfolio Manager Interview


The capital goods sector was the area that held back performance the most. The Fund's investment in Waste Management also hurt performance after the company announced it would not meet second quarter earnings expectations. The Fund has sold its position in Waste Management.

                                Top 10 Holdings
                                ---------------
                        (as a percentage of net assets)

Tommy Hilfiger Corp.                                                        3.3%
Federated Department Stores, Inc.                                           3.1%
Exxon Corp.                                                                 2.8%
BankAmerica Corp.                                                           2.8%
Texaco Inc.                                                                 2.5%
Citigroup, Inc.                                                             2.5%
Hewlett-Packard Co.                                                         2.5%
Pharmacla & Upjohn, Inc.                                                    2.4%
Tyco International Ltd.                                                     2.4%
Chase Manhatten Corp.                                                       2.2%

What is your outlook?

We believe economic growth will slow toward the end of this year to a more sustainable pace because of both the Federal Reserve Board's actions in raising short-term interest rates and the increases in mortgage and other interest rates. We also believe the 4% annual growth rate in Gross Domestic Product during the first quarter of the calendar year is sustainable. However, we believe earnings should still grow as previously depressed industries, including energy and basic materials, recover. In addition, U.S. multinational corporations should benefit from the emerging economic recovery overseas. Finally, many U.S. companies should have a relatively easy time exceeding their earnings of the third and fourth calendar quarters of 1999, supporting their stock performance.

We believe the primary risk to stock performance is a broad-based, sustained acceleration in inflation. We do not think this is likely to occur in the short run.

                                   EVERGREEN
                                 BLUE CHIP FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended July 31,
                                                 ----------------------
                                                   1999     1998 (a)
CLASS A
Net asset value, beginning of period             $   30.42  $   27.39
                                                 ---------  ---------
Income from investment operations
Net investment income                                 0.05       0.08
Net realized and unrealized gains on securities       4.82       3.01
                                                 ---------  ---------
Total from investment operations                      4.87       3.09
                                                 ---------  ---------
Distributions to shareholders from
Net investment income                                (0.03)     (0.06)
Net realized gains                                   (2.38)         0
                                                 ---------  ---------
Total distributions                                  (2.41)     (0.06)
                                                 ---------  ---------
Net asset value, end of period                   $   32.88  $   30.42
                                                 ---------  ---------
Total return*                                        17.29%     11.29%
Ratios and supplemental data
Net assets, end of period (thousands)            $ 382,499  $ 284,735
Ratios to average net assets:
 Expenses**                                           1.20%      1.20%+
 Net investment income                                0.19%      0.49%+
Portfolio turnover rate                                111%       112%

                         Year Ended July 31,             Year Ended August 31,
                         -----------------------  --------------------------------------
                           1999      1998 (b)       1997      1996      1995      1994
CLASS B
Net asset value,
 beginning of period     $   30.35   $   29.79    $  25.05  $  22.98  $  23.21  $  25.42
                         ---------   ---------    --------  --------  --------  --------
Income from investment
 operations
Net investment income        (0.05)      (0.12)       0.15      0.12      0.25      0.16
Net realized and
 unrealized gains or
 losses on securities         4.62        5.72        7.97      3.69      2.66     (0.35)
                         ---------   ---------    --------  --------  --------  --------
Total from investment
 operations                   4.57        5.60        8.12      3.81      2.91     (0.19)
                         ---------   ---------    --------  --------  --------  --------
Distributions to
 shareholders from
Net realized gains           (2.38)      (4.96)      (3.18)    (0.98)    (2.78)    (1.74)
                         ---------   ---------    --------  --------  --------  --------
Net investment income            0       (0.08)      (0.20)    (0.76)    (0.36)    (0.28)
Total distributions          (2.38)      (5.04)      (3.38)    (1.74)    (3.14)    (2.02)
                         ---------   ---------    --------  --------  --------  --------
Net asset value, end of
 period                  $   32.54   $   30.35    $  29.79  $  25.05  $  22.98  $  23.21
                         ---------   ---------    --------  --------  --------  --------
Total return*                16.26%      20.89%      34.76%    17.31%    13.87%    (0.72%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $ 255,182   $ 117,893    $312,935  $224,819  $199,456  $208,532
Ratios to average net
 assets:
 Expenses**                   1.95%       1.68%+      1.57%     1.85%     1.75%     2.07%
 Net investment income       (0.60%)     (0.02%)+     0.55%     0.52%     1.09%     0.67%
Portfolio turnover rate        111%        112%        109%      139%      115%       73%

(a) For the period from January 20, 1998 (commencement of class operations) to July 31, 1998.
(b) For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+ Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 BLUE CHIP FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                         Year Ended July 31,
                         -----------------------
                           1999       1998 (a)
CLASS C
Net asset value,
 beginning of period     $   30.40    $   27.70
                         ---------    ---------
Income from investment
 operations
Net investment income        (0.11)           0
Net realized and
 unrealized gains on
 securities                   4.72         2.72
                         ---------    ---------
Total from investment
 operations                   4.61         2.72
                         ---------    ---------
Distributions to
 shareholders from
Net realized gains           (2.38)           0
                         ---------    ---------
Net investment income            0        (0.02)
Total distributions          (2.38)       (0.02)
                         ---------    ---------
Net asset value, end of
 period                  $   32.63    $   30.40
                         ---------    ---------
Total return*                16.37%        9.80%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $   2,969    $     780
Ratios to average net
 assets:
 Expenses**                   1.95%        2.02%+
 Net investment income       (0.67%)      (0.27%)+
Portfolio turnover rate        111%         112%


                                                   Period Ended
                                                 July 31, 1999 (b)
CLASS Y
Net asset value, beginning of period                  $32.30
                                                      ------
Income from investment operations
Net investment income                                      0
Net realized and unrealized gains on securities         0.32
                                                      ------
Total from investment operations                        0.32
                                                      ------
Net asset value, end of period                        $32.62
                                                      ------
Total return                                            0.99%
Ratios and supplemental data
Net assets, end of period (thousands)                 $  789
Ratios to average net assets:
 Expenses**                                             0.95%+
 Net investment income                                  0.08%+
Portfolio turnover rate                                  111%

(a) For the period from January 22, 1998 (commencement of class operations) to July 31, 1998.
(b) For the period from April 30, 1999 (commencement of class operations) to July 31, 1999
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               EQUITY INCOME FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                           Year Ended July 31,        Year Ended November 30,
                         --------------------------   -------------------------
                         1999 #    1998    1997 (a)    1996     1995     1994
CLASS A
Net asset value,
 beginning of period     $ 21.65  $ 20.69  $ 17.33    $ 13.83  $ 11.75  $ 12.31
                         -------  -------  -------    -------  -------  -------
Income from investment
 operations
Net investment income       0.33     0.21     0.18       0.26     0.25     0.24
Net realized and
 unrealized gains or
 losses on securities       1.22     2.46     3.34       3.83     2.80    (0.56)
                         -------  -------  -------    -------  -------  -------
Total from investment
 operations                 1.55     2.67     3.52       4.09     3.05    (0.32)
                         -------  -------  -------    -------  -------  -------
Distributions to
 shareholders from
Net investment income      (0.29)   (0.19)   (0.16)     (0.26)   (0.32)   (0.24)
Net realized gains         (2.74)   (1.52)       0      (0.33)   (0.65)       0
                         -------  -------  -------    -------  -------  -------
Total distributions        (3.03)   (1.71)   (0.16)     (0.59)   (0.97)   (0.24)
                         -------  -------  -------    -------  -------  -------
Net asset value, end of
 period                  $ 20.17  $ 21.65  $ 20.69    $ 17.33  $ 13.83  $ 11.75
                         -------  -------  -------    -------  -------  -------
Total return*               8.20%   13.85%   20.40%     29.83%   26.57%  (2.65%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $50,213  $52,667  $47,812    $40,487  $27,037  $23,162
Ratios to average net
 assets:
 Expenses**                 1.17%    1.21%    1.24%+     1.41%    1.69%    1.59%
 Net investment income      1.68%    1.01%    1.46%+     1.66%    1.94%    1.93%
Portfolio turnover rate      106%      66%      41%        41%      77%      57%

                            Year Ended July 31,         Year Ended November 30,
                         ---------------------------   ---------------------------
                         1999 #     1998    1997 (a)     1996      1995     1994
CLASS B
Net asset value,
 beginning of period     $ 21.56  $  20.63  $ 17.31    $  13.84  $  11.77  $ 12.32
                         -------  --------  -------    --------  --------  -------
Income from investment
 operations
Net investment income       0.18      0.06     0.09        0.15      0.15     0.15
Net realized and
 unrealized gains or
 losses on securities       1.21      2.45     3.31        3.80      2.82    (0.56)
                         -------  --------  -------    --------  --------  -------
Total from investment
 operations                 1.39      2.51     3.40        3.95      2.97    (0.41)
                         -------  --------  -------    --------  --------  -------
Distributions to
 shareholders from
Net investment income      (0.15)    (0.06)   (0.08)      (0.15)    (0.25)   (0.14)
Net realized gains         (2.74)    (1.52)       0       (0.33)    (0.65)       0
                         -------  --------  -------    --------  --------  -------
Total distributions        (2.89)    (1.58)   (0.08)      (0.48)    (0.90)   (0.14)
                         -------  --------  -------    --------  --------  -------
Net asset value, end of
 period                  $ 20.06  $  21.56  $ 20.63    $  17.31  $  13.84  $ 11.77
                         -------  --------  -------    --------  --------  -------
Total return*               7.39%    13.01%   19.68%      28.73%    25.59%   (3.36%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $78,049  $105,748  $94,309    $ 43,526  $ 20,605  $ 7,314
Ratios to average net
 assets:
 Expenses**                 1.93%     1.97%    2.02%+      2.18%     2.47%    2.31%
 Net investment income      0.91%     0.25%    0.58%+      0.88%     1.06%    1.27%
Portfolio turnover rate      106%       66%      41%         41%       77%      57%

(a) For the eight months ended July 31, 1997. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               EQUITY INCOME FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                           Year Ended July 31,        Year Ended November 30,
                         --------------------------   --------------------------
                         1999 #    1998    1997 (a)     1996     1995     1994
CLASS C
Net asset value,
 beginning of period     $ 21.58  $ 20.65  $ 17.32    $  13.85  $ 11.78  $ 12.33
                         -------  -------  -------    --------  -------  -------
Income from investment
 operations
Net investment income       0.18     0.05     0.09        0.14     0.16     0.15
Net realized and
 unrealized gains or
 losses on securities       1.21     2.46     3.32        3.81     2.81    (0.56)
                         -------  -------  -------    --------  -------  -------
Total from investment
 operations                 1.39     2.51     3.41        3.95     2.97    (0.41)
                         -------  -------  -------    --------  -------  -------
Distributions to
 shareholders from
Net investment income      (0.15)   (0.06)   (0.08)      (0.15)   (0.25)   (0.14)
Net realized gains         (2.74)   (1.52)       0       (0.33)   (0.65)       0
                         -------  -------  -------    --------  -------  -------
Total distributions        (2.89)   (1.58)   (0.08)      (0.48)   (0.90)   (0.14)
                         -------  -------  -------    --------  -------  -------
Net asset value, end of
 period                  $ 20.08  $ 21.58  $ 20.65    $  17.32  $ 13.85  $ 11.78
                         -------  -------  -------    --------  -------  -------
Total return*               7.38%   12.99%   19.73%      28.71%   25.57%   (3.36%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $16,952  $20,851  $21,125    $ 14,562  $ 9,503  $ 5,968
Ratios to average net
 assets:
 Expenses**                 1.93%    1.97%    2.01%+      2.17%    2.47%    2.34%
 Net investment income      0.91%    0.25%    0.66%+      0.89%    1.16%    1.21%
Portfolio turnover rate      106%      66%      41%         41%      77%      57%

                                                  Year Ended July 31,
                                                 ------------------------
                                                 1999 #   1998   1997 (b)
CLASS Y
Net asset value, beginning of period             $21.61  $20.62   $17.74
                                                 ------  ------   ------
Income from investment operations
Net investment income                              0.37    0.24     0.18
Net realized and unrealized gains on securities    1.22    2.51     2.86
                                                 ------  ------   ------
Total from investment operations                   1.59    2.75     3.04
                                                 ------  ------   ------
Distributions to shareholders
Net investment income                             (0.34)  (0.24)   (0.16)
Net realized gains                                (2.74)  (1.52)       0
                                                 ------  ------   ------
Total distributions                               (3.08)  (1.76)   (0.16)
                                                 ------  ------   ------
Net asset value, end of period                   $20.12  $21.61   $20.62
                                                 ------  ------   ------
Total return                                       8.44%  14.29%   17.22%
Ratios and supplemental data
Net assets, end of period (thousands)            $  651  $  111   $   93
Ratios to average net assets:
 Expenses**                                        0.87%   0.93%    1.34%+
 Net investment income                             1.98%   1.31%    0.79%+
Portfolio turnover rate                             106%     66%      41%

(a) For the eight months ended July 31, 1997. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             GROWTH AND INCOME FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                               Year Ended
                                 Year Ended July 31,          December 31,
                                --------------------------   -----------------
                                 1999     1998    1997 (b)    1996    1995 (a)
CLASS A
Net asset value, beginning of
 period                         $29.14   $27.26    $22.53    $18.63    $14.48
                                ------   ------    ------    ------    ------
Income from investment
 operations
Net investment income             0.10     0.16      0.08      0.12      0.13
Net realized and unrealized
 gains on securities and
 foreign currency related
 transactions                     1.16     2.86      4.72      4.26      4.64
                                ------   ------    ------    ------    ------
Total from investment
 operations                       1.26     3.02      4.80      4.38      4.77
                                ------   ------    ------    ------    ------
Distributions to shareholders
 from
Net investment income            (0.06)   (0.13)    (0.07)    (0.13)    (0.14)
Net realized gains               (0.78)   (1.01)        0     (0.35)    (0.48)
                                ------   ------    ------    ------    ------
Total distributions              (0.84)   (1.14)    (0.07)    (0.48)    (0.62)
                                ------   ------    ------    ------    ------
Net asset value, end of period  $29.56   $29.14    $27.26    $22.53    $18.63
                                ------   ------    ------    ------    ------
Total return*                     4.48%   11.26%    21.33%    23.50%    33.00%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $  250   $  296    $  166    $   85    $   19
Ratios to average net assets:
 Expenses**                       1.43%    1.46%     1.47%+    1.41%     1.55%+
 Net investment income            0.33%    0.61%     0.57%+    0.70%     0.99%+
Portfolio turnover rate             39%      20%        6%       14%       17%

                                                               Year Ended
                                 Year Ended July 31,          December 31,
                                --------------------------   -----------------
                                 1999     1998    1997 (b)    1996    1995 (a)
CLASS B
Net asset value, beginning of
 period                         $28.88   $27.10    $22.43    $18.59    $14.48
                                ------   ------    ------    ------    ------
Income from investment
 operations
Net investment income            (0.14)   (0.02)    (0.02)        0      0.05
Net realized and unrealized
 gains on securities and
 foreign currency related
 transactions                     1.18     2.81      4.69      4.20      4.61
                                ------   ------    ------    ------    ------
Total from investment
 operations                       1.04     2.79      4.67      4.20      4.66
                                ------   ------    ------    ------    ------
Distributions to shareholders
 from
Net investment income                0        0         0     (0.01)    (0.07)
Net realized gains               (0.78)   (1.01)        0     (0.35)    (0.48)
                                ------   ------    ------    ------    ------
Total distributions              (0.78)   (1.01)        0     (0.36)    (0.55)
                                ------   ------    ------    ------    ------

Net asset value, end of period  $29.14   $28.88    $27.10    $22.43    $18.59
                                ------   ------    ------    ------    ------
Total return*                     3.73%   10.44%    20.82%    22.60%    32.20%
Ratios and supplemental data
Net assets, end of period
 (millions)                     $  891   $1,000    $  542    $  245    $   46
Ratios to average net assets:
 Expenses**                       2.18%    2.21%     2.25%+    2.17%     2.24%+
 Net investment income           (0.43%)  (0.14%)   (0.19%)+  (0.06%)    0.30%+
Portfolio turnover rate             39%      20%        6%       14%       17%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             GROWTH AND INCOME FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                          Year Ended July 31,         Year Ended December 31,
                         --------------------------   ---------------------------
                          1999     1998    1997 (b)      1996         1995 (a)
CLASS C
Net asset value,
 beginning of period     $28.89   $27.10    $22.43    $     18.58    $     14.48
                         ------   ------    ------    -----------    -----------
Income from investment
 operations
Net investment income     (0.16)   (0.02)    (0.02)             0           0.06
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions              1.19     2.82      4.69           4.21           4.60
                         ------   ------    ------    -----------    -----------
Total from investment
 operations                1.03     2.80      4.67           4.21           4.66
                         ------   ------    ------    -----------    -----------
Distributions to
 shareholders from
Net investment income         0        0         0          (0.01)         (0.08)
Net realized gains        (0.78)   (1.01)        0          (0.35)         (0.48)
                         ------   ------    ------    -----------    -----------
Total distributions       (0.78)   (1.01)        0          (0.36)         (0.56)
                         ------   ------    ------    -----------    -----------
Net asset value, end of
 period                  $29.14   $28.89    $27.10    $     22.43    $     18.58
                         ------   ------    ------    -----------    -----------
Total return*              3.69%   10.47%    20.82%         22.60%         32.20%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $   37   $   50    $   24    $        10    $        20
Ratios to average net
 assets:
 Expenses**                2.18%    2.21%     2.25%+         2.17%          2.15%+
 Net investment income    (0.42%)  (0.13%)   (0.19%)+       (0.06%)         0.35%+
Portfolio turnover rate      39%      20%        6%            14%            17%

                            Year Ended July 31,      Year Ended December 31,
                           ------------------------  -------------------------
                            1999    1998   1997 (b)   1996     1995     1994
CLASS Y
Net asset value,
 beginning of period       $29.19  $27.29   $22.55   $ 18.64  $ 14.52  $ 15.41
                           ------  ------   ------   -------  -------  -------
Income from investment
 operations
Net investment income        0.19    0.24     0.11      0.18     0.18     0.14
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                1.15    2.87     4.73      4.25     4.59     0.12
                           ------  ------   ------   -------  -------  -------
Total from investment
 operations                  1.34    3.11     4.84      4.43     4.77     0.26
                           ------  ------   ------   -------  -------  -------
Distributions to
 shareholders from
Net investment income       (0.10)  (0.20)   (0.10)    (0.17)   (0.17)   (0.14)
Net realized gains          (0.78)  (1.01)       0     (0.35)   (0.48)   (1.01)
                           ------  ------   ------   -------  -------  -------
Total distributions         (0.88)  (1.21)   (0.10)    (0.52)   (0.65)   (1.15)
                           ------  ------   ------   -------  -------  -------
Net asset value, end of
 period                    $29.65  $29.19   $27.29   $ 22.55  $ 18.64  $ 14.52
                           ------  ------   ------   -------  -------  -------
Total return                 4.75%  11.56%   21.52%    23.80%   32.90%    1.70%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                $  634  $  801   $  616   $   442  $   141  $    73
Ratios to average net
 assets:
 Expenses**                  1.18%   1.20%    1.21%+    1.16%    1.27%    1.33%
 Net investment income       0.57%   0.86%    0.82%+    0.93%    1.11%    0.96%
Portfolio turnover rate        39%     20%       6%       14%      17%      29%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             INCOME AND GROWTH FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                             Year Ended July 31,         Year Ended January 31,
                         -----------------------------  --------------------------
                          1999 #    1998    1997 (b) #   1997     1996    1995 (a)
CLASS A
Net asset value,
 beginning of period     $  23.19  $ 23.94   $ 21.79    $ 20.15  $ 17.28   $17.09
                         --------  -------   -------    -------  -------   ------
Income from investment
 operations
Net investment income        0.94     1.05      0.52       1.02     1.01     0.02
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                1.50     0.81      2.15       1.67     2.94     0.17
                         --------  -------   -------    -------  -------   ------
Total from investment
 operations                  2.44     1.86      2.67       2.69     3.95     0.19
                         --------  -------   -------    -------  -------   ------
Distributions to
 shareholders from
Net investment income       (0.93)   (1.02)    (0.52)     (1.05)   (1.08)       0
Net realized gains          (2.13)   (1.59)        0          0        0        0
                         --------  -------   -------    -------  -------   ------
Total distributions         (3.06)   (2.61)    (0.52)     (1.05)   (1.08)       0
                         --------  -------   -------    -------  -------   ------
Net asset value, end of
 period                  $  22.57  $ 23.19   $ 23.94    $ 21.79  $ 20.15   $17.28
                         --------  -------   -------    -------  -------   ------
Total return*               12.14%    7.93%    12.45%     13.80%   23.40%    1.10%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $ 35,714  $15,005   $11,955    $ 9,678  $ 4,412   $  119
Ratios to average net
 assets:
 Expenses**                  1.46%    1.50%     1.45%+     1.44%    1.36%    1.45%+
 Interest expense             N/A      N/A       N/A       0.03%     N/A      N/A
 Net investment income       4.39%    4.20%     4.69%+     4.93%    5.39%    4.09%+
Portfolio turnover rate       124%     133%       72%       168%     138%     151%
                             Year Ended July 31,         Year Ended January 31,
                         -----------------------------  --------------------------
                          1999 #    1998    1997 (b) #   1997     1996    1995 (a)
CLASS B
Net asset value,
 beginning of period     $  23.04  $ 23.81   $ 21.69    $ 20.08  $ 17.28   $17.09
                         --------  -------   -------    -------  -------   ------
Income from investment
 operations
Net investment income        0.76     0.86      0.43       0.89     0.91     0.02
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                1.51     0.81      2.15       1.64     2.87     0.17
                         --------  -------   -------    -------  -------   ------
Total from investment
 operations                  2.27     1.67      2.58       2.53     3.78     0.19
                         --------  -------   -------    -------  -------   ------
Distributions to
 shareholders from
Net investment income       (0.80)   (0.85)    (0.46)     (0.92)   (0.98)       0
Net realized gains          (2.13)   (1.59)        0          0        0        0
                         --------  -------   -------    -------  -------   ------
Total distributions         (2.93)   (2.44)    (0.46)     (0.92)   (0.98)       0
                         --------  -------   -------    -------  -------   ------
Net asset value, end of
 period                  $  22.38  $ 23.04   $ 23.81    $ 21.69  $ 20.08   $17.28
                         --------  -------   -------    -------  -------   ------
Total return*               11.34%    7.13%    12.06%     13.00%   22.40%    1.10%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $185,177  $54,544   $43,977    $35,323  $14,750   $  599
Ratios to average net
 assets:
 Expenses**                  2.21%    2.25%     2.20%+     2.19%    2.11%    2.23%+
 Interest expense             N/A      N/A       N/A       0.03%     N/A      N/A
 Net investment income       3.61%    3.46%     3.94%+     4.17%    4.69%    3.23%+
Portfolio turnover rate       124%     133%       72%       168%     138%     151%

(a) For the period from January 3, 1995 (commencement of class operations) to January 31, 1995.
(b) For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             INCOME AND GROWTH FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                             Year Ended July 31,      Year Ended January 31,
                           -------------------------- ------------------------
                           1999 #   1998   1997 (b) #  1997    1996   1995 (a)
CLASS C
Net asset value,
 beginning of period       $23.04  $23.81    $21.69   $20.08  $17.27   $17.09
                           ------  ------    ------   ------  ------   ------
Income from investment
 operations
Net investment income        0.76    0.87      0.44     0.87    0.90     0.01
Net realized and
 unrealized gains on
 securities and foreign
 currency related
 transactions                1.51    0.80      2.14     1.66    2.89     0.17
                           ------  ------    ------   ------  ------   ------
Total from investment
 operations                  2.27    1.67      2.58     2.53    3.79     0.18
                           ------  ------    ------   ------  ------   ------
Distributions to
 shareholders from
Net realized gains          (2.13)  (1.59)        0        0       0        0
                           ------  ------    ------   ------  ------   ------
Net investment income       (0.80)  (0.85)    (0.46)   (0.92)  (0.98)       0
Total distributions         (2.93)  (2.44)    (0.46)   (0.92)  (0.98)       0
                           ------  ------    ------   ------  ------   ------
Net asset value, end of
 period                    $22.38  $23.04    $23.81   $21.69  $20.08   $17.27
                           ------  ------    ------   ------  ------   ------
Total return*               11.34%   7.13%    12.06%   12.90%  22.40%    1.10%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)               $2,502  $1,259    $  950   $  982  $  523   $   24
Ratios to average net
 assets:
 Expenses**                  2.21%   2.25%     2.20%+   2.19%   2.11%    2.22%+
 Interest expense             N/A     N/A       N/A     0.03%    N/A      N/A
 Net investment income       3.60%   3.48%     4.06%+   4.15%   4.67%    2.68%+
Portfolio turnover rate       124%    133%       72%     168%    138%     151%


                             Year Ended July 31,      Year Ended January 31,
                           -------------------------- ------------------------
                           1999 #   1998   1997 (b) #  1997    1996   1995 (c)
CLASS Y
Net asset value,
 beginning of period       $23.22  $23.98    $21.81   $20.16  $17.28   $18.29
                           ------  ------    ------   ------  ------   ------

Net investment income        0.99    1.02      0.55     1.08    1.10     0.87
Net realized and
 unrealized gains or
 losses on securities and
 foreign currency related
 transactions                1.52    0.89      2.16     1.66    2.87    (0.55)
                           ------  ------    ------   ------  ------   ------
Total from investment
 operations                  2.51    1.91      2.71     2.74    3.97     0.32
                           ------  ------    ------   ------  ------   ------
Income from investment
 operations

Net investment income       (1.02)  (1.08)    (0.54)   (1.09)  (1.09)   (1.08)

Net realized gains          (2.13)  (1.59)        0        0       0    (0.25)
                           ------  ------    ------   ------  ------   ------
Total distributions         (3.15)  (2.67)    (0.54)   (1.09)  (1.09)   (1.33)
                           ------  ------    ------   ------  ------   ------
Net asset value, end of
 period                    $22.58  $23.22    $23.98   $21.81  $20.16   $17.28
                           ------  ------    ------   ------  ------   ------
Distributions to
 shareholders from
Total return                12.46%   8.16%    12.65%   14.10%  23.50%    1.90%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                $  847  $  880    $  900   $  858  $  914   $  942
Ratios to average net
 assets:
 Expenses**                  1.21%   1.25%     1.20%+   1.18%   1.19%    1.24%+
 Interest expense             N/A     N/A       N/A     0.03%    N/A      N/A
 Net investment income       4.61%   4.46%     4.97%+   5.14%   5.70%    5.70%+
Portfolio turnover rate       124%    133%       72%     168%    138%     151%
(a) For the period from January 3, 1995 (commencement of class operations) to January 31, 1995.
(b) For the six months ended July 31, 1997. The Fund changed its fiscal year end from January 31 to July 31, effective July 31, 1997.
(c) For the ten months ended January 31, 1995. The Fund has changed its fiscal year end from March 31 to January 31, effective January 31, 1995.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              SMALL CAP VALUE FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                             Year Ended July 31       Year Ended December 31,
                         ---------------------------- --------------------------
                          1999     1998    1997 (b) #    1996        1995 (a)
CLASS A
Net asset value,
 beginning of period     $ 15.75  $ 15.69    $13.10   $     11.57   $      9.64
                         -------  -------    ------   -----------   -----------
Income from investment
 operations
Net investment income       0.26     0.29      0.14          0.34          0.34
Net realized and
 unrealized gains on
 securities                 0.04     0.24      2.59          2.13          2.45
                         -------  -------    ------   -----------   -----------
Total from investment
 operations                 0.30     0.53      2.73          2.47          2.79
                         -------  -------    ------   -----------   -----------
Distributions to
 shareholders from
Net realized gains         (0.18)   (0.19)    (0.01)        (0.60)        (0.49)
                         -------  -------    ------   -----------   -----------
Net investment income      (0.30)   (0.28)    (0.13)        (0.34)        (0.37)
Total distributions        (0.48)   (0.47)    (0.14)        (0.94)        (0.86)
                         -------  -------    ------   -----------   -----------
Net asset value, end of
 period                  $ 15.57  $ 15.75    $15.69   $     13.10   $     11.57
                         -------  -------    ------   -----------   -----------
Total return*               2.17%    3.24%    20.99%        22.00%        29.50%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $59,451  $54,142    $4,239   $       336   $       216
Ratios to average net
 assets:
 Expenses**                 1.67%    1.68%     1.71%+        1.75%         1.75%+
 Net investment income      1.85%    1.95%     1.88%+        3.08%         3.39%+
Portfolio turnover rate       54%      18%       13%           50%           48%

                             Year Ended July 31,        Year Ended December 31,
                         ------------------------------ --------------------------
                           1999      1998    1997 (b) #    1996        1995 (a)
CLASS B
Net asset value,
 beginning of period     $  15.67  $  15.64    $13.09   $     11.57   $      9.64
                         --------  --------    ------   -----------   -----------
Income from investment
 operations
Net investment income        0.16      0.19      0.08          0.27          0.28
Net realized and
 unrealized gains on
 securities                  0.02      0.22      2.57          2.11          2.43
                         --------  --------    ------   -----------   -----------
Total from investment
 operations                  0.18      0.41      2.65          2.38          2.71
                         --------  --------    ------   -----------   -----------
Distributions to
 shareholders from
Net realized gains          (0.18)    (0.19)    (0.01)        (0.60)        (0.49)
                         --------  --------    ------   -----------   -----------
Net investment income       (0.19)    (0.19)    (0.09)        (0.26)        (0.29)
Total distributions         (0.37)    (0.38)    (0.10)        (0.86)        (0.78)
                         --------  --------    ------   -----------   -----------
Net asset value, end of
 period                  $  15.48  $  15.67    $15.64   $     13.09   $     11.57
                         --------  --------    ------   -----------   -----------
Total return*                1.35%     2.49%    20.37%        21.10%        28.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $110,809  $130,191    $9,462   $       692   $       266
Ratios to average net
 assets:
 Expenses**                  2.42%     2.43%     2.46%+        2.50%         2.50%+
 Net investment income       1.15%     1.20%     1.12%+        2.39%         2.67%+
Portfolio turnover rate        54%       18%       13%           50%           48%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              SMALL CAP VALUE FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended July 31,       Year Ended December 31,
                         ---------------------------  -----------------------
                          1999     1998    1997 (b)#     1996        1995 (a)
CLASS C
Net asset value,
 beginning of period     $ 15.66  $ 15.63   $13.09    $     11.56   $      9.74
                         -------  -------   ------    -----------   -----------
Income from investment
 operations
Net investment income       0.16     0.19     0.10           0.28          0.28
Net realized and
 unrealized gains on
 securities                 0.01     0.22     2.54           2.10          2.33
                         -------  -------   ------    -----------   -----------
Total from investment
 operations                 0.17     0.41     2.64           2.38          2.61
                         -------  -------   ------    -----------   -----------
Distributions to
 shareholders from
Net realized gains         (0.18)   (0.19)   (0.01)         (0.60)        (0.49)
                         -------  -------   ------    -----------   -----------
Net investment income      (0.19)   (0.19)   (0.09)         (0.25)        (0.30)
Total distributions        (0.37)   (0.38)   (0.10)         (0.85)        (0.79)
                         -------  -------   ------    -----------   -----------
Net asset value, end of
 period                  $ 15.46  $ 15.66   $15.63    $     13.09   $     11.56
                         -------  -------   ------    -----------   -----------
Total return*               1.28%    2.49%   20.30%         21.10%        27.30%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $22,842  $26,197   $2,770    $        56   $        24
Ratios to average net
 assets:
 Expenses**                 2.42%    2.43%    2.45%+         2.50%         2.50%+
 Net investment income      1.15%    1.20%    1.20%+         2.33%         2.63%+
Portfolio turnover rate       54%      18%      13%            50%           48%

                                                      Year Ended December
                            Year Ended July 31,               31,
                         ---------------------------  -----------------------
                          1999     1998    1997 (b)#   1996    1995     1994
CLASS Y
Net asset value,
 beginning of period     $ 15.77  $ 15.71   $ 13.12   $11.58  $ 9.70   $10.15
                         -------  -------   -------   ------  ------   ------
Income from investment
 operations
Net investment income       0.33     0.34      0.19     0.38    0.38     0.34
Net realized and
 unrealized gains or
 losses on securities      (0.02)    0.24      2.56     2.13    2.38    (0.41)
                         -------  -------   -------   ------  ------   ------
Total from investment
 operations                 0.31     0.58      2.75     2.51    2.76    (0.07)
                         -------  -------   -------   ------  ------   ------
Distributions to
 shareholders from
Net realized gains         (0.18)   (0.19)    (0.01)   (0.60)  (0.50)   (0.05)
                         -------  -------   -------   ------  ------   ------
Net investment income      (0.33)   (0.33)    (0.15)   (0.37)  (0.38)   (0.33)
Total distributions        (0.51)   (0.52)    (0.16)   (0.97)  (0.88)   (0.38)
                         -------  -------   -------   ------  ------   ------
Net asset value, end of
 period                  $ 15.57  $ 15.77   $ 15.71   $13.12  $11.58   $ 9.70
                         -------  -------   -------   ------  ------   ------
Total return                2.31%    3.57%    21.09%   22.40%  29.10%   (0.70%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $56,903  $96,556   $42,374   $8,592  $4,806   $3,613
Ratios to average net
 assets:
 Expenses**                 1.42%    1.39%     1.39%+   1.50%   1.50%+   1.48%
 Net investment income      2.19%    2.23%     2.39%+   3.36%   3.56%+   3.72%
Portfolio turnover rate       54%      18%       13%      50%     48%       9%

(a) For the period from January 24, 1995 (commencement of class operations) to December 31, 1995.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  UTILITY FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                           Year Ended July 31,        Year Ended December 31,
                         --------------------------   --------------------------
                           1999     1998   1997(b)     1996      1995    1994(a)
CLASS A
Net asset value,
 beginning of period     $  11.76  $ 11.45  $ 10.57   $ 10.80  $   9.00  $ 10.00
                         --------  -------  -------   -------  --------  -------
Income from investment
 operations
Net investment income        0.42     0.43     0.25      0.41      0.44     0.45
Net realized and
 unrealized gains or
 losses on securities        2.37     1.44     0.87      0.05      2.25    (1.01)
                         --------  -------  -------   -------  --------  -------
Total from investment
 operations                  2.79     1.87     1.12      0.46      2.69    (0.56)
                         --------  -------  -------   -------  --------  -------
Distributions to
 shareholders from
Net investment income       (0.42)   (0.44)   (0.24)    (0.41)    (0.44)   (0.44)
Net realized gains          (1.28)   (1.12)       0     (0.28)    (0.45)       0
                         --------  -------  -------   -------  --------  -------
Total distributions         (1.70)   (1.56)   (0.24)    (0.69)    (0.89)   (0.44)
                         --------  -------  -------   -------  --------  -------
Net asset value, end of
 period                  $  12.85  $ 11.76  $ 11.45   $ 10.57  $  10.80  $  9.00
                         --------  -------  -------   -------  --------  -------
Total return*               26.05%   17.30%   10.72%     4.40%    30.70%   (5.60%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $108,411  $95,300  $91,638   $96,243  $107,872  $ 4,190
Ratios to average net
 assets:
 Expenses**                  1.03%    0.99%    1.00%+    0.87%     0.79%    0.53%+
 Net investment income       3.60%    3.58%    3.85%+    3.87%     4.51%    5.07%+
Portfolio turnover rate        46%      62%      50%       59%       88%      23%

                           Year Ended July 31,        Year Ended December 31,
                         --------------------------   --------------------------
                           1999     1998   1997(b)      1996      1995   1994(a)
CLASS B
Net asset value,
 beginning of period     $  11.76  $ 11.46  $ 10.58   $ 10.81  $   9.00  $ 10.00
                         --------  -------  -------   -------  --------  -------
Income from investment
 operations
Net investment income        0.34     0.34     0.20      0.33      0.37     0.39
Net realized and
 unrealized gains or
 losses on securities        2.37     1.44     0.87      0.05      2.26    (1.01)
                         --------  -------  -------   -------  --------  -------
Total from investment
 operations                  2.71     1.78     1.07      0.38      2.63    (0.62)
                         --------  -------  -------   -------  --------  -------
Distributions to
 shareholders from
Net investment income       (0.33)   (0.36)   (0.19)    (0.33)    (0.37)   (0.38)
Net realized gains          (1.28)   (1.12)       0     (0.28)    (0.45)       0
                         --------  -------  -------   -------  --------  -------
Total distributions         (1.61)   (1.48)   (0.19)    (0.61)    (0.82)   (0.38)
                         --------  -------  -------   -------  --------  -------
Net asset value, end of
 period                  $  12.86  $ 11.76  $ 11.46   $ 10.58  $  10.81  $  9.00
                         --------  -------  -------   -------  --------  -------
Total return*               25.23%   16.31%   10.21%     3.60%    29.90%   (6.20%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $ 54,839  $43,776  $36,738   $38,511  $ 35,662  $28,792
Ratios to average net
 assets:
 Expenses**                  1.77%    1.74%    1.75%+    1.62%     1.53%    1.27%+
 Net investment income       2.85%    2.82%    3.10%+    3.12%     3.78%    4.19%+
Portfolio turnover rate        46%      62%      50%       59%       88%      23%

(a) For the period from January 4, 1994 (commencement of class operations) to December 31, 1994.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  UTILITY FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                       Year Ended December
                             Year Ended July 31,               31,
                            ------------------------  ------------------------
                             1999    1998   1997 (b)   1996    1995   1994 (a)
CLASS C
Net asset value, beginning
 of period                  $11.76  $11.46   $10.58   $10.82  $ 9.01   $ 9.33
                            ------  ------   ------   ------  ------   ------
Income from investment
 operations
Net investment income         0.34    0.34     0.20     0.33    0.37     0.12
Net realized and
 unrealized gains or
 losses on securities         2.37    1.44     0.87     0.04    2.26    (0.33)
                            ------  ------   ------   ------  ------   ------
Total from investment
 operations                   2.71    1.78     1.07     0.37    2.63    (0.21)
                            ------  ------   ------   ------  ------   ------
Distributions to
 shareholders from
Net realized gains           (1.28)  (1.12)       0    (0.28)  (0.45)       0
                            ------  ------   ------   ------  ------   ------
Net investment income        (0.33)  (0.36)   (0.19)   (0.33)  (0.37)   (0.11)
Total distributions          (1.61)  (1.48)   (0.19)   (0.61)  (0.82)   (0.11)
                            ------  ------   ------   ------  ------   ------
Net asset value, end of
 period                     $12.86  $11.76   $11.46   $10.58  $10.82   $ 9.01
                            ------  ------   ------   ------  ------   ------
Total return*                25.23%  16.31%   10.21%    3.50%  29.80%   (2.20%)
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                $  879  $  486   $  379   $  396  $  246   $  128
Ratios to average net
 assets:
 Expenses**                   1.77%   1.74%    1.75%+   1.63%   1.54%    1.94%+
 Net investment income        2.74%   2.82%    3.10%+   3.13%   3.76%    3.96%+
Portfolio turnover rate         46%     62%      50%      59%     88%      23%

                                                       Year Ended December
                             Year Ended July 31,               31,
                            ------------------------  ------------------------
                             1999    1998   1997 (b)   1996    1995   1994 (c)
CLASS Y
Net asset value, beginning
 of period                  $11.77  $11.46   $10.58   $10.82  $ 9.00   $ 9.51
                            ------  ------   ------   ------  ------   ------
Net realized and
 unrealized gains or
 losses on securities         2.33    1.45     0.88     0.03    2.27    (0.50)
                            ------  ------   ------   ------  ------   ------
Total from investment
 operations                   2.82    1.91     1.13     0.47    2.74    (0.13)
                            ------  ------   ------   ------  ------   ------
Income from investment
 operations
Net investment income         0.49    0.46     0.25     0.44    0.47     0.37
Net realized gains           (1.28)  (1.12)       0    (0.28)  (0.45)       0
                            ------  ------   ------   ------  ------   ------
Total distributions          (1.73)  (1.60)   (0.25)   (0.71)  (0.92)   (0.38)
                            ------  ------   ------   ------  ------   ------
Net asset value, end of
 period                     $12.86  $11.77   $11.46   $10.58  $10.82   $ 9.00
                            ------  ------   ------   ------  ------   ------
Distributions to
 shareholders from
Net investment income        (0.45)  (0.48)   (0.25)   (0.43)  (0.47)   (0.38)
Total return                 26.35%  17.60%   10.85%    4.50%  31.30%   (1.60%)
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                $2,123  $1,695   $1,627   $2,000  $7,791   $5,201
Ratios to average net
 assets:
 Expenses**                   0.77%   0.74%    0.74%+   0.61%   0.54%    0.40%+
 Net investment income        3.92%   3.82%    4.06%+   4.01%   4.76%    4.93%+
Portfolio turnover rate         46%     62%      50%      59%     88%      23%

(a) For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
(c) For the period from February 28, 1994 (commencement of class operations) to December 31, 1994.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   VALUE FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended July 31,          Year Ended December 31,
                         ----------------------------   ----------------------------
                           1999      1998    1997 (a)     1996      1995      1994
CLASS A
Net asset value,
 beginning of period     $  22.23  $  24.64  $  20.57   $  20.45  $  16.62  $  17.63
                         --------  --------  --------   --------  --------  --------
Income from investment
 operations
Net investment income        0.21      0.26      0.21       0.38      0.55      0.52
Net realized and
 unrealized gains or
 losses on securities        2.76      2.00      4.05       3.49      4.69     (0.20)
                         --------  --------  --------   --------  --------  --------
Total from investment
 operations                  2.97      2.26      4.26       3.87      5.24      0.32
                         --------  --------  --------   --------  --------  --------
Distributions to
 shareholders from
Net realized gains          (0.21)    (0.29)    (0.19)     (0.41)    (0.51)    (0.51)
Net investment income       (0.13)    (4.38)        0      (3.34)    (0.90)    (0.82)
                         --------  --------  --------   --------  --------  --------
Total distributions         (0.34)    (4.67)    (0.19)     (3.75)    (1.41)    (1.33)
                         --------  --------  --------   --------  --------  --------
Net asset value, end of
 period                  $  24.86  $  22.23  $  24.64   $  20.57  $  20.45  $  16.62
                         --------  --------  --------   --------  --------  --------
Total return*               13.48%     9.55%    20.78%     18.90%    31.80%     1.90%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $    464  $    476  $    392   $    328  $    292  $    189
Ratios to average net
 assets:
 Expenses**                  1.00%     1.01%     0.92%+     0.91%     0.90%     0.93%
 Net investment income       0.93%     1.04%     1.66%+     1.77%     2.78%     2.96%
Portfolio turnover rate       110%       69%        6%        91%       53%       70%

                            Year Ended July 31,          Year Ended December 31,
                         ----------------------------   ----------------------------
                           1999      1998    1997 (a)     1996      1995      1994
CLASS B
Net asset value,
 beginning of period     $  22.20  $  24.63  $  20.58   $  20.45  $  16.62  $  17.63
                         --------  --------  --------   --------  --------  --------
Income from investment
 operations
Net investment income        0.04      0.08      0.12       0.22      0.39      0.42
Net realized and
 unrealized gains or
 losses on securities        2.75      1.99      4.03       3.50      4.70     (0.20)
                         --------  --------  --------   --------  --------  --------
Total from investment
 operations                  2.79      2.07      4.15       3.72      5.09      0.22
                         --------  --------  --------   --------  --------  --------
Distributions to
 shareholders from
Net investment income       (0.05)    (0.12)    (0.10)     (0.25)    (0.36)    (0.41)

Net realized gains          (0.13)    (4.38)        0      (3.34)    (0.90)    (0.82)
                         --------  --------  --------   --------  --------  --------
Total distributions         (0.18)    (4.50)    (0.10)     (3.59)    (1.26)    (1.23)
                         --------  --------  --------   --------  --------  --------
Net asset value, end of
 period                  $  24.81  $  22.20  $  24.63   $  20.58  $  20.45  $  16.62
                         --------  --------  --------   --------  --------  --------
Total return*               12.65%     8.73%    20.23%     18.10%    30.90%     1.30%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $331,724  $326,459  $276,256   $197,411  $141,072  $104,297
Ratios to average net
 assets:
 Expenses**                  1.75%     1.76%     1.67%+     1.66%     1.65%     1.53%
 Net investment income       0.18%     0.30%     0.92%+     1.01%     2.04%     2.36%
Portfolio turnover rate       110%       69%        6%        91%       53%       70%

(a) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   VALUE FUND

                              Financial Highlights
                (For a share outstanding throughout each period)

                                                       Year Ended December
                             Year Ended July 31,               31,
                            ------------------------  ------------------------
                             1999    1998   1997 (b)   1996    1995   1994 (a)
CLASS C
Net asset value, beginning
 of period                  $22.18  $24.61   $20.56   $20.44  $16.61   $18.28
                            ------  ------   ------   ------  ------   ------
Income from investment
 operations
Net investment income         0.04    0.10     0.12     0.22    0.39     0.19
Net realized and
 unrealized gains or
 losses on securities         2.75    1.97     4.03     3.50    4.70    (0.81)
                            ------  ------   ------   ------  ------   ------
Total from investment
 operations                   2.79    2.07     4.15     3.72    5.09    (0.62)
                            ------  ------   ------   ------  ------   ------
Distributions to
 shareholders from
Net investment income        (0.05)  (0.12)   (0.10)   (0.26)  (0.36)   (0.23)
Net realized gains           (0.13)  (4.38)       0    (3.34)  (0.90)   (0.82)
                            ------  ------   ------   ------  ------   ------
Total distributions          (0.18)  (4.50)   (0.10)   (3.60)  (1.26)   (1.05)
                            ------  ------   ------   ------  ------   ------
Net asset value, end of
 period                     $24.79  $22.18   $24.61   $20.56  $20.44   $16.61
                            ------  ------   ------   ------  ------   ------
Total return*                12.66%   8.74%   20.25%   18.10%  30.90%   (3.40%)
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                $4,635  $5,125   $2,507   $1,458  $  811   $  485
Ratios to average net
 assets:
 Expenses**                   1.75%   1.76%    1.66%+   1.67%   1.65%    1.68%+
 Net investment income        0.18%   0.29%    0.94%+   1.00%   2.03%    2.16%+
Portfolio turnover rate        110%     69%       6%      91%     53%      70%

                                                       Year Ended December
                             Year Ended July 31,               31,
                            ------------------------  ------------------------
                             1999    1998   1997 (b)   1996    1995     1994
CLASS Y
Net asset value, beginning
 of period                  $22.23  $24.64   $20.57   $20.45  $16.61   $17.63
                            ------  ------   ------   ------  ------   ------
Income from investment
 operations
Net investment income         0.29    0.35     0.25     0.44    0.57     0.56
Net realized and
 unrealized gains or
 losses on securities         2.74    1.97     4.03     3.49    4.72    (0.20)
                            ------  ------   ------   ------  ------   ------
Total from investment
 operations                   3.03    2.32     4.28     3.93    5.29     0.36
                            ------  ------   ------   ------  ------   ------
Distributions to
 shareholders from
Net investment income        (0.26)  (0.35)   (0.21)   (0.47)  (0.55)   (0.56)
Net realized gains           (0.13)  (4.38)    0.00    (3.34)  (0.90)   (0.82)
                            ------  ------   ------   ------  ------   ------
Total distributions          (0.39)  (4.73)   (0.21)   (3.81)  (1.45)   (1.38)
                            ------  ------   ------   ------  ------   ------
Net asset value, end of
 period                     $24.87  $22.23   $24.64   $20.57  $20.45   $16.61
                            ------  ------   ------   ------  ------   ------
Total return                 13.81%   9.79%   20.93%   19.20%  32.20%    2.10%
Ratios and supplemental
 data
Net assets, end of period
 (millions)                 $  132  $  183   $1,149   $  996  $  761   $  507
Ratios to average net
 assets:
 Expenses**                   0.75%   0.70%    0.67%+   0.66%   0.65%    0.68%
 Net investment income        1.20%   1.47%    1.91%+   2.02%   3.02%    3.21%
Portfolio turnover rate        110%     69%       6%      91%     53%      70%

(a) For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.
(b) For the seven months ended July 31, 1997. The Fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 BLUE CHIP FUND

                            Schedule of Investments
                                 July 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 95.9%
            Aerospace & Defense - 0.8%
   74,800   United Technologies Corp.............................   $  4,988,225
                                                                    ------------
            Automotive Equipment & Manufacturing - 1.1%
  160,000   Delphi Automotive Systems Corp.......................      2,880,000
   85,000   Ford Motor Co........................................      4,133,125
                                                                    ------------
                                                                       7,013,125
                                                                    ------------
            Banks - 3.0%
   75,000   Bank One Corp........................................      4,092,188
  106,100   BankAmerica Corp.....................................      7,042,387
       17   Chase Manhattan Corp.................................          1,307
  170,000   Mellon Bank Corp.....................................      5,737,500
   60,000   Wells Fargo Co.......................................      2,340,000
                                                                    ------------
                                                                      19,213,382
                                                                    ------------
            Business Equipment & Services - 1.0%
  131,200   Xerox Corp...........................................      6,396,000
                                                                    ------------
            Chemical & Agricultural Products - 2.9%
   50,000   Du Pont (E. I.) De Nemours & Co......................      3,603,125
  216,300   Millennium Chemicals Inc.............................      5,083,050
   52,500   Monsanto Co..........................................      2,054,062
   89,382   Rohm & Haas Co.......................................      3,809,908
  185,000   Solutia, Inc.........................................      3,954,375
                                                                    ------------
                                                                      18,504,520
                                                                    ------------
            Communication Systems & Services - 3.9%
  198,300   * Cisco Systems, Inc.................................     12,319,387
  104,600   * Intermedia Communications, Inc.+...................      2,883,038
  116,100   * MCI WorldCom, Inc..................................      9,578,250
                                                                    ------------
                                                                      24,780,675
                                                                    ------------
            Consumer Products & Services - 1.2%
   85,000   Procter & Gamble Co..................................      7,692,500
                                                                    ------------
            Diversified Companies - 3.4%
   51,900   Allied Signal, Inc...................................      3,357,281
  175,000   Raychem Corp.........................................      6,671,875
  122,500   Tyco International Ltd...............................     11,966,719
                                                                    ------------
                                                                      21,995,875
                                                                    ------------
            Electrical Equipment & Services - 3.3%
  193,300   General Electric Co..................................     21,069,700
                                                                    ------------
            Finance & Insurance - 7.5%
  130,000   Allstate Corp. ......................................      4,615,000
   77,500   American International Group, Inc....................      8,999,688
  161,328   Associates First Capital Corp., Cl. A................      6,180,879
  200,500   Citigroup, Inc.......................................      8,934,781
   70,000   Federal National Mortgage Assoc......................      4,830,000
  150,000   Franklin Resources, Inc..............................      5,718,750
   60,000   Hartford Financial Services Group, Inc...............      3,240,000

   Shares                                                              Value

 COMMON STOCKS - continued
            Finance & Insurance - continued
  100,800   Lehman Brothers Holdings, Inc........................   $  5,418,000
                                                                    ------------
                                                                      47,937,098
                                                                    ------------
            Food & Beverage Products - 2.2%
   49,500   Coca Cola Co.........................................      2,985,469
  135,400   McDonald's Corp. ....................................      5,644,487
  105,000   Seagram Co. Ltd......................................      5,387,813
                                                                    ------------
                                                                      14,017,769
                                                                    ------------
            Healthcare Products & Services - 3.3%
  110,000   * Biogen, Inc........................................      7,569,375
       50   Cardinal Health, Inc.................................          3,412
   71,000   Johnson & Johnson....................................      6,540,875
   95,900   Medtronic, Inc.......................................      6,910,794
                                                                    ------------
                                                                      21,024,456
                                                                    ------------
            Industrial Specialty Products & Services - 1.9%
  190,500   Ecolab, Inc..........................................      8,120,063
   86,600   * Microchip Technology, Inc..........................      4,340,825
                                                                    ------------
                                                                      12,460,888
                                                                    ------------
            Information Services & Technology - 17.6%
   55,800   * America Online, Inc. ..............................      5,307,975
  175,000   * American Power Conversion Corp.....................      3,631,250
   90,800   * Applied Materials, Inc.............................      6,531,925
   41,600   * CMG Information Services, Inc.+....................      3,835,000
  121,800   * EMC Corp...........................................      7,376,513
   37,500   * Gateway, Inc.+.....................................      2,857,031
  100,000   Hewlett-Packard Co...................................     10,468,750
  183,400   Intel Corp...........................................     12,654,600
  114,500   International Business Machines Corp.................     14,391,219
  261,200   * Microsoft Corp.....................................     22,414,225
  104,700   * Oracle Systems Corp................................      3,985,144
   77,100   * Solectron Corp.....................................      4,968,131
  132,900   * Sun Microsystems, Inc. ............................      9,020,587
   93,600   * Veritas Software Corp..............................      5,253,300
                                                                    ------------
                                                                     112,695,650
                                                                    ------------
            Leisure & Tourism - 0.8%
  135,000   * Premier Parks, Inc.+...............................      5,222,813
                                                                    ------------
            Oil/Energy - 8.6%
  105,600   Anadarko Petroleum Corp..............................      4,032,600
  208,800   Apache Corp..........................................      8,860,950
  124,100   Atlantic Richfield Co................................     11,176,756
   34,000   BP Amoco Plc.........................................      3,939,750
  111,100   Exxon Corp...........................................      8,818,562
   29,400   Mobil Corp...........................................      3,006,150
   50,000   Royal Dutch Petroleum Co.............................      3,050,000
   94,400   Texaco, Inc..........................................      5,882,300
  170,900   Unocal Corp..........................................      6,782,594
                                                                    ------------
                                                                      55,549,662
                                                                    ------------

                                   EVERGREEN
                                 BLUE CHIP FUND

                       Schedule of Investments(continued)
                                 July 31, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
            Paper & Packaging - 0.8%
  100,000   Bowater, Inc........................................   $  4,975,000
                                                                   ------------
            Pharmaceuticals - 5.8%
   95,000   American Home Products Corp.........................      4,845,000
  124,000   Bristol-Myers Squibb Co.............................      8,246,000
   28,000   Lilly (Eli) & Co....................................      1,837,500
   84,500   Merck & Co., Inc....................................      5,719,594
  149,400   Pfizer, Inc.........................................      5,070,263
  135,000   Pharmacia & Upjohn, Inc.............................      7,264,687
   45,000   Schering-Plough Corp................................      2,205,000
   36,400   Warner-Lambert Co...................................      2,402,400
                                                                   ------------
                                                                     37,590,444
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              4.8%
  152,500   * CBS Corp..........................................      6,700,469
  105,800   * Clear Channel Communications, Inc.................      7,359,712
   70,000   Time Warner, Inc....................................      5,040,000
   90,000   * Univision Communications, Inc. Cl. A+.............      6,232,500
  126,000   * Viacom, Inc., Cl. B...............................      5,284,125
                                                                   ------------
                                                                     30,616,806
                                                                   ------------
            Retailing & Wholesale - 8.7%
   90,800   * Costco Companies, Inc.+...........................      6,787,300
   79,600   Dayton Hudson Corp..................................      5,149,125
  105,000   Federated Department Stores, Inc. ..................      5,387,813
   97,000   Home Depot, Inc.+...................................      6,189,812
   86,700   Lowe's Companies, Inc...............................      4,573,425
  183,500   * Safeway, Inc......................................      9,886,062
  160,000   Tandy Corp..........................................      8,210,000
  230,000   Wal-Mart Stores, Inc................................      9,717,500
                                                                   ------------
                                                                     55,901,037
                                                                   ------------
            Telecommunication Services & Equipment - 8.5%
   80,700   * ADC Telecommunications, Inc.......................      3,591,150
   60,900   * Allegiance Telecom, Inc...........................      3,064,031
  119,100   * Ciena Corp........................................      4,019,625
   79,500   * Global Crossing Ltd...............................      3,299,250
   68,200   * McLeod USA, Inc., Cl. A+..........................      2,033,213
   82,500   Motorola, Inc.......................................      7,528,125
   74,200   Nokia Corp. ADR.....................................      6,311,637
   38,500   * Qualcomm, Inc.+...................................      6,006,000
  100,000   * Tellabs, Inc......................................      6,156,250
  160,600   * Time Warner Telecom, Inc..........................      4,998,675
  145,000   * Winstar Communications, Inc.+.....................      7,612,500
                                                                   ------------
                                                                     54,620,456
                                                                   ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Utilities - Telephone - 4.8%
      75,000 Ameritech Corp.....................................   $  5,493,750
     136,704 AT&T Corp. ........................................      7,100,064
      98,200 Bell Atlantic Corp.................................      6,260,250
     140,600 BellSouth Corp.....................................      6,748,800
     100,000 Sprint Corp........................................      5,168,750
                                                                   ------------
                                                                     30,771,614
                                                                   ------------
             Total Common Stocks
              (cost $496,079,869)...............................    615,037,695
                                                                   ------------
 MONEY MARKET SHARES - 5.9%
  37,702,000 Navigator Prime Portfolio
              (cost $37,702,000) (b)............................     37,702,000
                                                                   ------------
  Principal
   Amount

 CONVERTIBLE DEBENTURES - 0.0%
             Iron & Steel - 0.0%
 $   110,000 Compahnia Vale do Rio Doce de Navegacao SA 1.00%,
              12/31/1999
              (cost $0).........................................              6
                                                                   ------------
 SHORT-TERM INVESTMENTS - 3.0%
             Repurchase Agreement - 3.0%
  19,240,000 Evergreen Joint Repurchase Agreement, Investment in
              a joint trading account, purchased 7/30/1999,
              5.07%, maturing 8/2/1999, maturity value
              $19,248,129
              (cost $19,240,000) (a)............................     19,240,000
                                                                   ------------

             Total Investments -
              (cost $553,021,869)........................   104.8%  671,979,701
             Other Assets and
              Liabilities - net..........................    (4.8)  (30,539,610)
                                                            -----  ------------
             Net Assets..................................   100.0% $641,440,091
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at July 31, 1999.
(b)  Represents investment in cash collateral received for securities on loan.
*  Non-income producing security.
+  All or a portion of this security is on loan (See Note 8).

Summary of Abbreviations:
ADR  American Depository Receipts

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                               EQUITY INCOME FUND

                            Schedule of Investments
                                 July 31, 1999


  Shares                                                               Value
 COMMON STOCKS - 94.3%
          Automotive Equipment & Manufacturing - 2.6%
   48,000 Ford Motor Co. ........................................   $  2,334,000
   25,000 General Motors Corp. ..................................      1,523,438
                                                                    ------------
                                                                       3,857,438
                                                                    ------------
          Banks - 15.0%
   43,000 BankAmerica Corp. .....................................      2,854,125
   30,000 Charter One Financial, Inc. ...........................        776,250
   25,000 Comerica, Inc. ........................................      1,387,500
   99,000 Compass Bancshares, Inc. ..............................      2,852,437
   48,000 Fleet Financial Group, Inc. ...........................      1,944,000
   50,000 Mercantile Bancorp, Inc. ..............................      2,725,000
  150,000 North Fork Bancorp, Inc. ..............................      3,093,750
   50,000 Peoples Heritage Financial Group, Inc..................        903,125
   54,000 PNC Bank Corp. ........................................      2,855,250
   80,000 US Bancorp, Inc. ......................................      2,490,000
                                                                    ------------
                                                                      21,881,437
                                                                    ------------
          Business Equipment & Services - 2.0%
   90,000 Dun & Bradstreet Corp.+................................      2,857,500
                                                                    ------------
          Chemical & Agricultural Products - 4.0%
   21,000 Du Pont (E. I.) De Nemours & Co. ......................      1,513,313
   50,000 Hercules, Inc. ........................................      1,743,750
   60,000 Millennium Chemicals, Inc. ............................      1,410,000
   28,026 Rohm & Haas Co. .......................................      1,194,608
                                                                    ------------
                                                                       5,861,671
                                                                    ------------
          Communication Systems & Services - 0.9%
   50,000 * Newbridge Networks Corp. ............................      1,328,125
                                                                    ------------
          Diversified Companies - 3.5%
   52,000 Tyco International Ltd. ...............................      5,079,750
                                                                    ------------
          Electrical Equipment & Services - 2.5%
   34,000 General Electric Co. ..................................      3,706,000
                                                                    ------------
          Finance & Insurance - 11.2%
   48,000 Citigroup, Inc. .......................................      2,139,000
   20,000 Federal National Mortgage Assoc. ......................      1,380,000
  120,000 Greenpoint Financial Corp. ............................      3,885,000
   42,000 HSB Group, Inc. .......................................      1,708,875
   20,000 Lehman Brothers Holdings, Inc. ........................      1,075,000
   40,000 Lincoln National Corp. ................................      2,000,000
   40,000 Nationwide Financial Services, Inc. Cl. A .............      1,725,000
   45,000 XL Capital Ltd. .......................................      2,362,500
                                                                    ------------
                                                                      16,275,375
                                                                    ------------
          Food & Beverage Products - 3.4%
   35,000 H.J. Heinz Co. ........................................      1,649,375
   90,000 Philip Morris Companies, Inc. .........................      3,352,500
                                                                    ------------
                                                                       5,001,875
                                                                    ------------

  Shares                                                              Value
 COMMON STOCKS - continued
          Healthcare Products & Services - 6.0%
   20,000 American Home Products Corp. .........................   $  1,020,000
   20,000 Johnson & Johnson.....................................      1,842,500
   42,400 Merck & Co., Inc......................................      2,869,950
   55,000 Pharmacia & Upjohn, Inc...............................      2,959,687
                                                                   ------------
                                                                      8,692,137
                                                                   ------------
          Information Services & Technology - 2.7%
   31,600 International Business Machines Corp. ................      3,971,725
                                                                   ------------
          Metal Products & Services - 1.1%
   25,000 Alcan Aluminum Ltd....................................        753,125
   55,000 Worthington Industries, Inc...........................        804,375
                                                                   ------------
                                                                      1,557,500
                                                                   ------------
          Oil/Energy - 10.4%
   57,000 Anadarko Petroleum Corp. .............................      2,176,688
   30,000 Atlantic Richfield Co. ...............................      2,701,875
   25,000 Mobil Corp. ..........................................      2,556,250
   20,000 Reliant Energy, Inc. .................................        548,750
   45,000 Texaco, Inc. .........................................      2,804,062
  110,000 Unocal Corp. .........................................      4,365,625
                                                                   ------------
                                                                     15,153,250
                                                                   ------------
          Paper & Packaging - 1.3%
   65,000 Consolidated Papers, Inc..............................      1,852,500
                                                                   ------------
          Printing, Publishing, Broadcasting & Entertainment -
            1.5%
   50,000 * CBS Corp............................................      2,196,875
                                                                   ------------
          Real Estate - 5.3%
   40,000 Boston Properties, Inc. REIT+.........................      1,370,000
   70,000 Equity Office Properties Trust REIT...................      1,758,750
   31,000 Equity Residential Properties Trust REIT..............      1,280,687
   45,000 First Industrial Realty Trust, Inc. REIT..............      1,164,375
   55,000 Prentiss Properties Trust REIT........................      1,268,438
   25,000 Spieker Properties, Inc. REIT.........................        956,250
                                                                   ------------
                                                                      7,798,500
                                                                   ------------
          Retailing & Wholesale - 3.2%
   40,000 * Costco Companies, Inc...............................      2,990,000
   60,000 * Staples, Inc........................................      1,732,500
                                                                   ------------
                                                                      4,722,500
                                                                   ------------
          Transportation - 1.7%
   45,000 Union Pacific Corp....................................      2,444,063
                                                                   ------------
          Utilities - Electric - 7.5%
   42,000 Consolidated Edison, Inc. ............................      1,827,000
   50,000 DTE Energy Co. .......................................      1,956,250
   20,000 Duke Power Co. .......................................      1,058,750
   45,000 GPU, Inc. ............................................      1,726,875
   65,000 PacifiCorp ...........................................      1,186,250

                                   EVERGREEN
                               EQUITY INCOME FUND

                       Schedule of Investments (continued)
                                 July 31, 1999


  Shares                                                               Value
 COMMON STOCKS - continued
           Utilities - Electric - continued
    74,000 Southern Co. .........................................   $  1,956,375
    60,000 Teco Energy, Inc.+....................................      1,222,500
                                                                    ------------
                                                                      10,934,000
                                                                    ------------
           Utilities - Telephone - 8.5%
    34,000 Ameritech Corp. ......................................      2,490,500
    27,000 AT&T Corp. ...........................................      1,402,313
    55,000 Bell Atlantic Corp. ..................................      3,506,250
    25,000 GTE Corp. ............................................      1,842,187
    55,000 U.S. West, Inc. ......................................      3,152,187
                                                                    ------------
                                                                      12,393,437
                                                                    ------------
           Total Common Stocks
            (cost $109,905,894)..................................    137,565,658
                                                                    ------------
 CONVERTIBLE PREFERRED - 2.9%
           Consumer Products & Services - 1.1%
    30,000 Newell Financial Trust I
            5.25% 12/01/2027.....................................      1,556,250
                                                                    ------------
           Retailing & Wholesale - 1.8%
    50,000 Kmart Financing I
            7.75% 6/15/2016......................................      2,718,750
                                                                    ------------
           Total Convertible Preferred
            (cost $4,110,665)....................................      4,275,000
                                                                    ------------
 MONEY MARKET SHARES - 2.3%
 3,379,400 Navigator Prime Portfolio
            (Cost $3,379,400) (b)................................      3,379,400
                                                                    ------------

 Principal
   Amount                                                            Value
 SHORT-TERM INVESTMENTS - 2.1%
            Repurchase Agreement - 2.1%
 $3,013,000 Evergreen Joint Repurchase Agreement, Investment in
             a joint trading account, purchased 7/30/1999,
             5.07%, maturing 8/2/1999, maturity value
             $3,014,272 (cost $3,013,000) (a)..................   $  3,013,000
                                                                  ------------

     Total Investments -
      (cost $120,408,959)............................   101.6%  148,233,058
     Other Assets and
      Liabilities - net..............................    (1.6)   (2,369,028)
                                                        -----  ------------
     Net Assets......................................   100.0% $145,864,030
                                                        =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at July 31, 1999.
(b) Represents investment in cash collateral received for securities on loan.
 *  Non-income producing security.
 +  All or a portion of this security is on loan (See Note 8).

Summary of Abbreviations:
REIT  Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             GROWTH AND INCOME FUND

                            Schedule of Investments
                                 July 31, 1999


  Shares                                                              Value
 COMMON STOCKS - 98.0%
          Aerospace & Defense - 1.8%
  237,600 Boeing Co............................................   $   10,781,100
  780,000 Bombardier, Inc., Cl. B..............................       11,314,479
  156,240 United Technologies Corp.............................       10,419,255
                                                                  --------------
                                                                      32,514,834
                                                                  --------------
          Automotive Equipment & Manufacturing - 1.7%
   73,725 Autoliv, Inc.........................................        2,617,238
  101,000 Borg-Warner Automotive, Inc..........................        5,132,062
   98,000 Ford Motor Co........................................        4,765,250
  260,400 Meritor Automotive, Inc..............................        6,314,700
  280,000 * Strattec Security Corp.............................        9,975,000
   35,000 Toyota Motor Co......................................        2,450,000
                                                                  --------------
                                                                      31,254,250
                                                                  --------------
          Banks - 10.6%
   97,275 AmSouth Bancorp......................................        2,225,166
  135,800 Bank of New York Co., Inc............................        5,016,112
   80,284 Bank One Corp. ......................................        4,380,496
   53,125 BankAmerica Corp. ...................................        3,526,172
   63,000 BankBoston Corp. ....................................        2,957,062
   33,640 BB&T Corp............................................        1,185,810
  286,500 BSB Bancorp, Inc.....................................        7,789,219
   29,500 Carolina First Corp..................................          663,750
   16,300 Centura Banks, Inc...................................          911,781
   40,779 Charter One Financial, Inc...........................        1,055,157
   13,520 Commerce Bancorp, Inc................................          594,880
  111,200 Cullen/Frost Bankers, Inc............................        2,856,450
   63,224 First American Corp. ................................        2,655,408
  236,250 First Security Corp. ................................        5,980,078
  106,850 First Virginia Banks, Inc. ..........................        5,122,122
  274,428 Firstar Corp.........................................        7,152,280
   23,600 FirstMerit Corp......................................          647,525
  102,000 Fleet Financial Group, Inc. .........................        4,131,000
  306,000 Hibernia Corp. Cl. A.................................        4,360,500
  215,700 KeyCorp..............................................        6,794,550
   22,650 Keystone Financial, Inc..............................          661,097
  223,000 Marshall & Ilsley Corp. .............................       14,411,375
  670,300 Mellon Bank Corp.....................................       22,622,625
  747,100 Pacific Century Financial Corp.......................       14,755,225
  130,000 Peoples Heritage Financial
           Group, Inc. ........................................        2,348,125
   29,500 PNC Bank Corp........................................        1,559,813
  228,600 SouthTrust Corp. ....................................        8,401,050
   56,800 State Street Corp. ..................................        4,025,700
  113,475 Summit Bancorp.......................................        4,198,575
   51,920 Suntrust Banks, Inc..................................        3,348,840
  180,000 Susquehanna Bancshares, Inc. ........................        3,228,750
  228,300 US Bancorp, Inc......................................        7,105,837
  878,900 Webster Financial Corp. .............................       23,180,987
  218,200 Wells Fargo Co. .....................................        8,509,800
   62,000 Wilmington Trust Corp................................        3,379,000
                                                                  --------------
                                                                     191,742,317
                                                                  --------------

  Shares                                                              Value
 COMMON STOCKS - continued
          Building, Construction & Furnishings - 2.6%
  170,200 * Furniture Brands International, Inc................   $    4,595,400
   14,800 Hon Industries, Inc. ................................          344,100
  300,500 * Jacobs Engineering Group, Inc......................       10,329,687
  208,600 Lennar Corp..........................................        4,080,738
  226,000 * Lone Star Industries, Inc. ........................        8,658,625
   60,200 Southdown, Inc.......................................        3,551,800
  182,500 * Toll Brothers, Inc.................................        3,878,125
  343,200 * US Home Corp. .....................................       11,797,500
                                                                  --------------
                                                                      47,235,975
                                                                  --------------
          Business Equipment & Services - 5.8%
  478,400 ACNnielsen Corp......................................       13,843,700
  318,500 Air Express International Corp. .....................        8,519,875
  291,800 * Atlas Air, Inc.....................................        9,355,837
  476,900 Circle International Group, Inc. ....................       11,445,600
  133,000 * Computer Sciences Corp.............................        8,561,875
  700,000 * Convergys Corp.....................................       13,650,000
  133,000 Equifax, Inc.........................................        4,372,375
   33,436 First Data Corp......................................        1,657,172
  141,000 Petroleum Helicopters, Inc. .........................        1,938,750
  604,100 Pittston Brink's Group...............................       16,423,969
  311,600 Pittston Burlington Group............................        3,116,000
  405,800 * Policy Management Systems Corp.....................       12,478,350
                                                                  --------------
                                                                     105,363,503
                                                                  --------------
          Capital Goods - 0.2%
   48,400 Caterpillar, Inc.....................................        2,837,450
                                                                  --------------
          Chemical & Agricultural Products - 3.6%
  125,000 Air Products & Chemicals, Inc. ......................        4,179,688
   61,200 Albemarle Corp. .....................................        1,097,775
  190,900 Du Pont (E. I.) De Nemours & Co......................       13,756,731
  781,000 Engelhard Corp. .....................................       17,426,062
   95,000 Monsanto Co..........................................        3,716,875
  237,000 Pioneer Hi-Bred International, Inc. .................        9,213,375
   78,600 Praxair, Inc. .......................................        3,625,425
  296,800 Sigma-Aldrich Corp...................................        9,979,900
  138,000 Solutia, Inc. .......................................        2,949,750
                                                                  --------------
                                                                      65,945,581
                                                                  --------------
          Communication Systems & Services - 2.1%
  594,120 * American Tower Systems Corp........................       13,776,157
  194,500 * Cisco Systems, Inc.................................       12,083,313
  153,292 * MCI WorldCom, Inc. ................................       12,646,590
                                                                  --------------
                                                                      38,506,060
                                                                  --------------
          Consumer Products & Services - 6.5%
  157,400 Colgate-Palmolive Co.................................        7,771,625
  163,800 Gucci Group..........................................       12,008,588
   52,700 Harley-Davidson, Inc.................................        2,918,263
   42,000 Harman International Industries, Inc.................        1,848,000
  635,000 Hasbro, Inc..........................................       16,510,000

                                   EVERGREEN
                             GROWTH AND INCOME FUND

                       Schedule of Investments(continued)
                                 July 31, 1999


  Shares                                                              Value
 COMMON STOCKS - continued
          Consumer Products & Services - continued
  172,000 Lancaster Colony Corp................................   $    5,729,750
  446,400 Mattel, Inc..........................................       10,490,400
  291,400 Premark International, Inc. .........................       11,036,775
  502,800 Service Corp. International..........................        7,981,950
  303,800 Sony Corp. ADR.......................................       38,031,962
   93,500 * Tommy Hilfiger Corp. ..............................        3,453,656
                                                                  --------------
                                                                     117,780,969
                                                                  --------------
          Diversified Companies - 1.3%
   79,600 Allied Signal, Inc...................................        5,149,125
  265,000 ITT Industries, Inc..................................        9,904,375
   96,400 Minnesota Mining & Manufacturing Co..................        8,477,175
                                                                  --------------
                                                                      23,530,675
                                                                  --------------
          Electrical Equipment & Services - 3.0%
  112,100 Applied Power, Inc. Cl. A............................        3,194,850
  200,200 Baldor Electric Co. .................................        3,641,137
   88,900 Belden, Inc..........................................        2,211,388
  215,400 Emerson Electric Co..................................       12,856,687
  131,000 General Electric Co..................................       14,279,000
  199,000 Motorola, Inc. ......................................       18,158,750
   18,648 Zilog, Inc...........................................            9,324
                                                                  --------------
                                                                      54,351,136
                                                                  --------------
          Electronic Equipment & Services - 2.6%
   54,800 * Dupont Photomasks, Inc.............................        2,623,550
  119,000 International Business Machines Corp.................       14,956,812
   32,700 * Jabil Circuit, Inc.................................        1,375,444
  146,200 * KLA-Tencor Corp....................................        9,905,050
  216,400 * Microsoft Corp.....................................       18,569,825
                                                                  --------------
                                                                      47,430,681
                                                                  --------------
          Finance & Insurance - 7.2%
   62,000 AFLAC, Inc...........................................        2,875,250
  268,125 Citigroup, Inc.......................................       11,948,320
  276,000 Edwards (A.G.), Inc..................................        7,624,500
  295,000 Federal Home Loan Mortgage Corp......................       16,925,625
  310,000 Federal National Mortgage Assoc. ....................       21,390,000
   42,750 First American Financial Corp........................          710,719
  387,840 Frontier Insurance Group, Inc........................        5,696,400
  181,500 Hartford Financial Services Group, Inc...............        9,801,000
  173,432 Legg Mason, Inc......................................        6,070,120
  170,500 Lehman Brothers Holdings, Inc. ......................        9,164,375
  105,400 MBIA, Inc............................................        6,034,150
   20,000 Merrill Lynch & Co., Inc.............................        1,361,250
   63,200 MGIC Investment Corp.................................        3,116,550
  178,900 Price (T.) Rowe & Associates, Inc. ..................        6,261,500
   85,000 Progressive Corp. Ohio...............................       10,858,750
   27,450 Reinsurance Group Of America.........................          964,181
  196,400 UnumProvident Corp. .................................       10,163,700
                                                                  --------------
                                                                     130,966,390
                                                                  --------------

  Shares                                                              Value
 COMMON STOCKS - continued
          Food & Beverage Products - 0.7%
   90,000 Bestfoods...........................................   $     4,387,500
  254,200 Darden Restaurants, Inc. ...........................         5,544,738
   90,000 Sara Lee Corp. .....................................         1,980,000
                                                                 ---------------
                                                                      11,912,238
                                                                 ---------------
          Forest Products - 0.1%
  103,000 Deltic Timber Corp..................................         2,510,625
                                                                 ---------------
          Healthcare Products & Services - 8.7%
  235,000 Abbott Laboratories.................................        10,090,312
  491,100 * Acuson Corp.......................................         8,563,556
   28,000 * Alza Corp.........................................         1,361,500
  203,100 American Home Products Corp.........................        10,358,100
   55,900 Beckman Coulter, Inc................................         2,686,694
   78,500 Celera Genomics Group...............................         2,080,250
   34,600 Dendrite International, Inc.........................         1,314,800
   50,000 * Dura Pharmaceuticals, Inc.........................           521,875
  192,300 * Elan Corp Plc, ADR................................         5,588,719
  162,800 * First Health Group Corp...........................         3,866,500
  401,625 * Health Management Associates, Inc. Cl. A .........         3,313,406
  232,500 * HEALTHSOUTH Corp. ................................         2,848,125
   51,100 Johnson & Johnson...................................         4,707,588
   63,000 Lilly (Eli) & Co....................................         4,134,375
  334,400 * Lincare Holdings, Inc. ...........................        10,032,000
  330,000 McKesson HBOC, Inc. ................................        10,250,625
  241,700 PE Corp-PE Biosystems Group.........................        13,550,306
  258,600 Pfizer, Inc. .......................................         8,776,238
   55,000 * Quorum Health Group, Inc. ........................           553,438
  362,000 Schering-Plough Corp................................        17,738,000
  269,500 Shared Medical System Corp..........................        16,136,312
  256,000 * Sybron International Corp. .......................         7,632,000
  162,000 Warner-Lambert Co. .................................        10,692,000
                                                                 ---------------
                                                                     156,796,719
                                                                 ---------------
          Industrial Specialty Products & Services - 4.5%
  392,300 AptarGroup, Inc.....................................        11,352,181
  260,000 Bemis Co., Inc......................................         9,620,000
   61,800 Danaher Corp........................................         3,526,463
  316,600 Donaldson, Inc......................................         7,855,637
  227,200 Dover Corp..........................................         8,974,400
  138,000 Honeywell, Inc......................................        16,534,125
   71,800 Illinois Tool Works, Inc............................         5,335,638
  178,300 JLG Industries, Inc. ...............................         3,554,856
   53,500 Parker Hannifin Corp................................         2,524,531
    8,600 Teleflex, Inc. .....................................           433,225
  592,800 * Unova, Inc........................................         7,669,350
   75,000 Vulcan Materials Co.................................         3,300,000
                                                                 ---------------
                                                                      80,680,406
                                                                 ---------------
          Information Services & Technology - 3.5%
  183,800 * Adaptec, Inc......................................         7,145,225
   72,000 * Applied Materials, Inc............................         5,179,500

                                   EVERGREEN
                             GROWTH AND INCOME FUND

                       Schedule of Investments(continued)
                                 July 31, 1999


  Shares                                                              Value
 COMMON STOCKS - continued
          Information Services &
           Technology - continued
  232,200 Computer Associates International, Inc. .............   $   10,652,175
  433,000 * Compuware Corp. ...................................       12,015,750
   54,000 Hewlett-Packard Co. .................................        5,653,125
  252,000 Intel Corp. .........................................       17,388,000
  304,500 * Network Associates, Inc. ..........................        5,328,750
                                                                  --------------
                                                                      63,362,525
                                                                  --------------
          Leisure & Tourism - 1.2%
  113,800 Carnival, Corp., Cl. A...............................        5,284,588
  536,400 Gaylord Entertainment Co.............................       16,427,250
                                                                  --------------
                                                                      21,711,838
                                                                  --------------
          Manufacturing - Distributing - 0.1%
  103,800 Hussmann International, Inc..........................        1,764,600
                                                                  --------------
          Oil/Energy - 4.0%
  131,400 Atlantic Richfield Co................................       11,834,212
  287,000 Berry Petroleum Co. Cl. A............................        4,071,813
   16,800 BP Amoco Plc.........................................        1,946,700
   87,500 Chevron Corp.........................................        7,984,375
  159,000 * Houston Exploration Co.............................        3,189,938
  232,955 Kerr-McGee Corp. ....................................       11,997,182
  175,500 Murphy Oil Corp. ....................................        8,687,250
   88,000 Phillips Petroleum Co................................        4,515,500
   20,000 Shell Transport & Trading Plc, ADR...................          966,250
  531,400 Southwestern Energy Co...............................        4,417,263
  141,800 Texaco, Inc..........................................        8,835,912
  127,000 Tosco Corp...........................................        3,349,625
                                                                  --------------
                                                                      71,796,020
                                                                  --------------
          Oil Field Services - 0.6%
  103,400 * Atwood Oceanics, Inc. .............................        3,095,538
   72,740 Halliburton Co. .....................................        3,355,132
   60,714 Schlumberger Ltd.....................................        3,676,992
                                                                  --------------
                                                                      10,127,662
                                                                  --------------
          Paper & Packaging - 0.5%
   84,500 Kimberly-Clark Corp. ................................        5,154,500
   67,340 * Sealed Air Corp....................................        4,326,595
                                                                  --------------
                                                                       9,481,095
                                                                  --------------
          Printing, Publishing, Broadcasting &
           Entertainment - 9.1%
   84,000 AMFM, Inc............................................        4,410,000
  392,049 * Clear Channel Communications,Inc...................       27,271,909
   99,610 Comcast Corp., Cl. A.................................        3,834,985
  340,300 Disney (Walt) Co.....................................        9,400,788
  256,700 * Emmis Broadcasting Corp. Cl. A.....................       13,444,662
  458,600 * Fox Entertainment Group, Inc. .....................       11,407,675
   45,000 Knight-Ridder, Inc. .................................        2,413,125
   87,500 McGraw-Hill Companies, Inc. .........................        4,451,563
  634,600 New York Times Co. Cl. A.............................       24,947,712
   43,000 Scripps (E.W.) Co. Cl. A.............................        2,236,000
  391,000 TCA Cable TV, Inc....................................       22,922,375
  439,900 Time Warner, Inc.....................................       31,672,800

  Shares                                                              Value
 COMMON STOCKS - continued
          Printing, Publishing, Broadcasting &
           Entertainment - continued
    4,000 Washington Post Co. Cl. B...........................   $     2,260,000
   95,000 * Young Broadcasting, Inc. Cl. A....................         5,035,000
                                                                 ---------------
                                                                     165,708,594
                                                                 ---------------
          Real Estate - 1.7%
  175,000 Brandywine Realty Trust REIT........................         3,281,250
   16,500 CBL & Associates Properties, Inc. REIT..............           414,563
  372,314 Duke Weeks Reality Corp.............................         8,144,369
   54,100 Entertainment Properties Trust REIT.................           933,225
  158,000 Kilroy Realty Corp. REIT............................         3,555,000
   64,000 Kimco Realty Corp. REIT.............................         2,400,000
   85,000 Liberty Property Trust REIT.........................         2,008,125
  194,700 Mack-Cali Realty Corp. REIT.........................         5,451,600
   70,900 Meditrust Co. REIT..................................           771,037
   74,700 Post Property, Inc. REIT............................         2,988,000
    5,000 Spieker Properties, Inc. REIT.......................           191,250
  107,700 Sunstone Hotel Investors, Inc. REIT.................           982,762
                                                                 ---------------
                                                                      31,121,181
                                                                 ---------------
          Retailing & Wholesale - 1.6%
  184,000 * Autozone, Inc.....................................         4,542,500
   37,700 Home Depot, Inc.....................................         2,405,731
  232,300 Lowe's Companies, Inc...............................        12,253,825
   32,100 Rite Aid Corp.......................................           680,119
  405,785 * Saks, Inc.........................................         9,333,055
   10,000 Wal-Mart Stores, Inc. ..............................           422,500
                                                                 ---------------
                                                                      29,637,730
                                                                 ---------------
          Telecommunication Services &
           Equipment - 2.4%
  225,000 Centurytel, Inc.....................................         9,618,750
  130,000 * MediaOne Group, Inc...............................         9,408,750
   57,000 * Qwest Communications International, Inc. .........         1,681,500
   73,000 * Univision Communications, Inc. Cl. A..............         5,055,250
   80,000 Vodafone AirTouch Plc, ADR..........................        16,840,000
                                                                 ---------------
                                                                      42,604,250
                                                                 ---------------
          Thrift Institutions - 0.0%
   27,900 St. Paul Bancorp, Inc. .............................           676,575
                                                                 ---------------
          Transportation - 4.5%
  533,000 Burlington Northern Santa Fe Corp...................        17,056,000
   20,000 Comair Holdings, Inc. ..............................           488,750
  545,200 Kansas City Southern Industries, Inc................        30,122,300
  341,625 Southwest Airlines Co...............................         6,320,062
   77,000 * UAL Corp. ........................................         4,884,688
  399,200 Union Pacific Corp..................................        21,681,550
                                                                 ---------------
                                                                      80,553,350
                                                                 ---------------
          Utilities - Electric - 1.9%
   64,000 Commonwealth Energy System..........................         2,792,000
  281,800 Energy East Corp. ..................................         7,168,287
  620,300 * Niagara Mohawk Holdings, Inc......................         9,769,725
  400,000 TNP Enterprises, Inc. ..............................        15,275,000
                                                                 ---------------
                                                                      35,005,012
                                                                 ---------------

                                   EVERGREEN
                             GROWTH AND INCOME FUND

                       Schedule of Investments(continued)
                                 July 31, 1999


  Shares                                                              Value
 COMMON STOCKS - continued
          Utilities - Gas - 1.7%
  218,800 Keyspan Corp.........................................   $    6,071,700
  164,700 Northwest Natural Gas Co.............................        4,343,963
  280,900 Piedmont Natural Gas Co., Inc........................        9,568,156
  249,200 Williams Companies, Inc..............................       10,481,975
                                                                  --------------
                                                                      30,465,794
                                                                  --------------
          Utilities - Telephone - 2.2%
  372,700 AT&T Corp. ..........................................       19,357,106
  143,000 Cincinnati Bell, Inc.................................        3,038,750
  175,000 GTE Corp. ...........................................       12,895,313
   20,000 * Nextel Communications, Inc. Cl. A..................        1,071,250
   62,500 U.S. West, Inc.......................................        3,582,031
                                                                  --------------
                                                                      39,944,450
                                                                  --------------
          Total Common Stocks
           (cost $1,282,486,646)...............................    1,775,320,485
                                                                  --------------
 PREFERRED STOCKS - 0.0%
          Healthcare Products & Services - 0.0%
  130,000 * Fresenius National Med Care, Inc. Ser. D...........            1,690
                                                                  --------------
          Total Preferred Stocks
           (cost $22,740)......................................            1,690
                                                                  --------------
 CONVERTIBLE PREFERRED - 0.4%
          Aerospace & Defense - 0.1%
   50,000 Loral Space & Communications
           6.00%, 11/01/2006...................................        2,600,000
                                                                  --------------
          Paper & Packaging - 0.3%
   78,375 * Sealed Air Corp.
           $2.00, 04/01/2018, Ser. A...........................        4,820,062
                                                                  --------------
          Total Convertible Preferred
           (cost $4,817,590)...................................        7,420,062
                                                                  --------------

  Principal
   Amount                                                            Value
 CONVERTIBLE DEBENTURES - 0.2%
             Healthcare Products & Services - 0.1%
 $ 2,000,000 Carematrix
              6.25%, 8/15/2004................................   $    1,337,500
                                                                 --------------
             Information Services &
              Technology - 0.1%
   7,000,000 Networks Associates Inc.
              6.69%, 2/13/2018................................        2,257,500
                                                                 --------------
             Total Convertible Debentures
              (cost $3,888,078)...............................        3,595,000
                                                                 --------------
 SHORT-TERM INVESTMENTS - 1.1%
             Repurchase Agreement - 1.1%
  20,515,000 State Street Bank & Trust Co., purchased
              7/30/1999, 5.00%, maturing 8/2/1999, maturity
              value $20,523,548
              (cost $20,515,000) (a)..........................       20,515,000
                                                                 --------------

              Total Investments -
               (cost $1,311,730,054)..  99.7%  1,806,852,237
              Other Assets and
               Liabilities - net......   0.3       5,368,227
                                       -----  --------------
              Net Assets.............. 100.0% $1,812,220,464
                                       =====  ==============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at Ju-ly 31, 1999.
*  Non-income producing security.

Summary of Abbreviations:
ADR  American Depository Receipts
REIT  Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             INCOME AND GROWTH FUND

                            Schedule of Investments
                                 July 31, 1999


   Shares                                                             Value

 COMMON STOCKS - 65.7%
             Automotive Equipment & Manufacturing - 2.7%
      29,000 Arvin Industries, Inc. ...........................   $    1,083,875
      24,940 Daimler Chrysler AG...............................        1,801,915
     555,900 Dana Corp. .......................................       23,208,825
      19,300 Goodyear Tire & Rubber Co. .......................        1,020,487
     170,100 Simpson Industries, Inc. .........................        2,041,200
                                                                  --------------
                                                                      29,156,302
                                                                  --------------
             Banks - 12.8%
     119,000 Amcore Financial, Inc. ...........................        2,737,000
      17,662 AmSouth Bancorp...................................          404,018
      50,000 Associated Banc Corp. ............................        1,990,625
      40,000 BancorpSouth, Inc. ...............................          660,000
     300,300 Bancwest Corp. ...................................       12,518,756
      40,000 Bank of New York Co., Inc. .......................        1,477,500
      60,873 BB&T Corp. .......................................        2,145,773
     217,500 ++ CB Bancshares, Inc. ...........................        7,000,781
      79,800 CCB Financial Corp. ..............................        4,079,775
      86,500 Comerica, Inc. ...................................        4,800,750
      93,000 Commerce Bancshares, Inc. ........................        3,754,875
      77,606 F&M National Corp. ...............................        2,454,290
     108,100 First American Corp. .............................        4,540,200
     125,000 First Charter Corp. ..............................        2,843,750
      47,761 First State Bancorp...............................        1,098,503
       8,000 First Union Corp.**...............................          368,000
      20,750 First Virginia Banks, Inc. .......................          994,703
     173,000 Hibernia Corp. Cl. A..............................        2,465,250
      33,000 Huntington Bancshares, Inc. ......................          994,125
     340,353 Interchange Financial Services Corp...............        6,551,795
     200,000 KeyCorp...........................................        6,300,000
      84,000 Keystone Financial, Inc. .........................        2,451,750
      13,271 M&T Bank Corp. ...................................        7,159,705
     258,946 Mercantile Bancorp, Inc. .........................       14,112,557
   1,500,000 National Australia Bank Ltd. .....................       22,908,012
     121,168 Pacific Century Financial Corp. ..................        2,393,068
      10,430 Peoples Heritage Financial
              Group, Inc. .....................................          188,392
      16,000 Premier National Bancorp, Inc. ...................          304,000
     201,230 Republic Security Financial Corp. ................        1,949,416
      76,754 Second Bancorp, Inc. .............................        2,014,793
      10,000 Summit Bancorp....................................          370,000
      10,000 Suntrust Banks, Inc. .............................          645,000
     115,375 Susquehanna Bancshares, Inc. .....................        2,069,539
     150,000 U.S. Bancorp......................................        4,668,750
     321,960 USBANCORP, Inc. ..................................        5,030,625
                                                                  --------------
                                                                     136,446,076
                                                                  --------------
             Building, Construction & Furnishings - 0.2%
      10,000 Armstrong World Industries, Inc. .................          550,000
      17,530 Southdown, Inc. ..................................        1,034,270
                                                                  --------------
                                                                       1,584,270
                                                                  --------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Business Equipment & Services - 0.3%
      25,000 Dun & Bradstreet Corp. ...........................   $      793,750
     257,800 Esselte AB........................................        2,276,498
                                                                  --------------
                                                                       3,070,248
                                                                  --------------
             Capital Goods - 2.2%
   1,539,900 New Holland NV....................................       23,098,500
                                                                  --------------
             Chemical & Agricultural Products - 0.7%
     100,000 Du Pont (E. I.) De Nemours & Co. .................        7,206,250
                                                                  --------------
             Consumer Products & Services - 2.2%
      48,300 CPI Corp. ........................................        1,627,106
     280,000 Industrie Natuzzi SpA ADR.........................        5,075,000
     100,000 Lancaster Colony Corp. ...........................        3,331,250
      80,000 Mattel, Inc. .....................................        1,880,000
     174,415 Newell Rubbermaid, Inc. ..........................        7,543,449
      60,000 Service Corp. International.......................          952,500
     115,000 Tupperware Corp. .................................        2,716,875
                                                                  --------------
                                                                      23,126,180
                                                                  --------------
             Diversified Companies - 0.3%
     113,400 Tomkins Plc, ADR..................................        2,048,288
      10,000 Tyco International Ltd. ..........................          976,875
                                                                  --------------
                                                                       3,025,163
                                                                  --------------
             Electrical Equipment & Services - 4.1%
     100,000 Emerson Electric Co. .............................        5,968,750
       5,000 Hubbell, Inc. Cl. A...............................          196,875
     286,656 Hubbell, Inc. Cl. B...............................       11,824,560
      16,000 Motorola, Inc. ...................................        1,460,000
     550,100 Thomas & Betts Corp. .............................       24,892,025
                                                                  --------------
                                                                      44,342,210
                                                                  --------------
             Electronic Equipment & Services - 0.3%
     150,000 Boston Acoustics, Inc. ...........................        2,775,000
                                                                  --------------
             Finance & Insurance - 2.2%
      11,000 Dain Rauscher Corp. ..............................          585,063
      31,900 Edwards (A.G.), Inc. .............................          881,237
      20,000 Hartford Financial Services
              Group, Inc. .....................................        1,080,000
      49,000 LaSalle Re Holdings Ltd. .........................          799,312
      30,000 Lincoln National Corp. ...........................        1,500,000
     135,100 Paine Webber Group, Inc. .........................        5,404,000
     104,500 Partnerre Ltd. ...................................        3,971,000
     104,536 UnumProvident Corp. ..............................        5,409,738
      79,000 XL Capital Ltd. ..................................        4,147,500
                                                                  --------------
                                                                      23,777,850
                                                                  --------------
             Food & Beverage Products - 0.1%
      30,000 Conagra, Inc......................................          766,875
                                                                  --------------

                                   EVERGREEN
                             INCOME AND GROWTH FUND

                       Schedule of Investments(continued)
                                 July 31, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Healthcare Products & Services - 6.0%
     190,000 American Home Products Corp. .....................   $    9,690,000
     210,000 Baxter International, Inc.........................       14,424,375
     200,200 Beckman Coulter, Inc..............................        9,622,112
     146,800 Bristol-Myers Squibb Co...........................        9,762,200
      40,000 * Elan Corp Plc, ADR..............................        1,162,500
     100,000 McKesson HBOC, Inc................................        3,106,250
     232,600 Shared Medical System Corp........................       13,926,925
      40,000 Warner-Lambert Co.................................        2,640,000
                                                                  --------------
                                                                      64,334,362
                                                                  --------------
             Industrial Specialty Products & Services - 0.3%
      80,000 Federal Signal Corp...............................        1,715,000
      10,000 Honeywell, Inc....................................        1,198,125
                                                                  --------------
                                                                       2,913,125
                                                                  --------------
             Information Services & Technology - 0.3%
     193,500 * Network Associates, Inc. .......................        3,386,250
                                                                  --------------
             Leisure & Tourism - 0.0%
      14,000 Gaylord Entertainment Co..........................          428,750
                                                                  --------------
             Machinery - Diversified - 0.1%
      82,650 Hardinge, Inc.....................................        1,363,725
                                                                  --------------
             Oil/Energy - 5.6%
      23,000 Atlantic Richfield Co. ...........................        2,071,437
      10,586 BP Amoco Plc......................................        1,226,653
     151,900 Equitable Resources, Inc..........................        5,629,794
      15,400 Exxon Corp........................................        1,222,375
      10,000 Mobil Corp. ......................................        1,022,500
     373,400 Murphy Oil Corp...................................       18,483,300
      72,000 Texaco, Inc.......................................        4,486,500
     608,200 Williams Companies, Inc. .........................       25,582,412
                                                                  --------------
                                                                      59,724,971
                                                                  --------------
             Oil Field Services - 0.2%
     110,344 * Nabors Industries Inc. .........................        2,572,395
                                                                  --------------
             Printing, Publishing, Broadcasting & Entertainment - 0.3%
      51,900 Bowne & Co., Inc..................................          687,675
      50,000 New York Times Co. Cl. A..........................        1,965,625
                                                                  --------------
                                                                       2,653,300
                                                                  --------------
             Real Estate - 3.3%
      10,000 Brandywine Realty Trust REIT......................          187,500
      23,800 Burnham Pacific Properties, Inc. REIT.............          300,475
     124,900 Equity Residential Properties Trust REIT..........        5,159,931
     495,900 Gables Residential Trust REIT.....................       12,025,575
     462,000 Kranzco Realty Trust REIT.........................        6,006,000
     243,200 Meditrust Co. REIT................................        2,644,800
     235,700 Post Property, Inc. REIT..........................        9,428,000
                                                                  --------------
                                                                      35,752,281
                                                                  --------------

   Shares                                                            Value

 COMMON STOCKS - continued
             Retailing & Wholesale - 0.7%
      30,000 Longs Drug Stores Corp. .........................   $    1,033,125
      40,000 Lowe's Companies, Inc. ..........................        2,110,000
      70,260 * Saks, Inc. ....................................        1,615,980
      80,600 Talbots Inc. ....................................        2,836,113
                                                                 --------------
                                                                      7,595,218
                                                                 --------------
             Telecommunication Services & Equipment - 1.7%
      86,645 Vodafone Airtouch Public Ltd., ADR...............       18,238,773
                                                                 --------------
             Textile & Apparel - 0.0%
      10,000 V. F. Corp. .....................................          395,000
                                                                 --------------
             Thrift Institutions - 0.3%
      62,000 First Essex Bancorp, Inc. .......................        1,023,000
     122,000 ++ Jacksonville Bancorp, Inc. ...................        1,967,250
                                                                 --------------
                                                                      2,990,250
                                                                 --------------
             Transportation - 1.2%
     237,000 Union Pacific Corp. .............................       12,872,063
                                                                 --------------
             Utilities - Electric - 10.5%
     300,000 Companhia Paranaense de Energia-Copel, Plc, ADR..        2,043,750
     410,200 Dominion Resources, Inc. ........................       18,074,437
      83,000 DTE Energy Co. ..................................        3,247,375
     239,000 FPL Group, Inc. .................................       12,891,062
     215,524 LG&E Energy Corp. ...............................        4,660,707
     230,000 MDU Resources Group, Inc. .......................        5,606,250
     300,000 * Niagara Mohawk Holdings, Inc. .................        4,725,000
     181,700 PP&L Resources, Inc. ............................        5,257,944
      40,000 Public Service Co. of New Mexico.................          797,500
     620,000 Scana Corp. .....................................       15,151,250
      93,000 Sempra Energy....................................        2,063,438
     800,000 Southern Co. ....................................       21,150,000
     150,200 TNP Enterprises, Inc. ...........................        5,735,762
     448,400 Wisconsin Energy Corp. ..........................       11,238,025
                                                                 --------------
                                                                    112,642,500
                                                                 --------------
             Utilities - Gas - 3.4%
      71,500 Chesapeake Utilities Corp. ......................        1,313,812
      21,800 NICOR, Inc. .....................................          842,025
     391,300 Peoples Energy Corp. ............................       14,404,731
     163,100 Piedmont Natural Gas Co., Inc. ..................        5,555,594
       5,000 Semco Energy, Inc. ..............................           79,375
     617,281 UGI Corp. .......................................       14,660,424
                                                                 --------------
                                                                     36,855,961
                                                                 --------------
             Utilities - Telephone - 3.7%
      29,655 AT&T Corp. ......................................        1,540,206
      50,000 Cincinnati Bell, Inc. ...........................        1,062,500
     340,100 Frontier Corp. ..................................       18,854,294
     250,000 GTE Corp. .......................................       18,421,875
                                                                 --------------
                                                                     39,878,875
                                                                 --------------
             Total Common Stocks (cost $620,748,509)..........      702,972,723
                                                                 --------------

                                   EVERGREEN
                             INCOME AND GROWTH FUND

                       Schedule of Investments(continued)
                                 July 31, 1999


   Shares                                                            Value

 CONVERTIBLE PREFERRED - 17.9%
             Advertising & Related Services - 0.5%
     295,000 Snyder Strypes Trust.............................   $    5,605,000
                                                                 --------------
             Aerospace & Defense - 0.9%
     186,000 Loral Space & Communications 6.00%, 11/01/2006...        9,672,000
                                                                 --------------
             Banks - 0.9%
     210,000 National Australia Bank, Ltd. 7.875%, Series
              UNIT............................................        5,932,500
     116,200 WBK Trust 10.00%, STRYPES (exchangeable for
              Westpac Banking Corp. Common Stock).............        3,594,938
                                                                 --------------
                                                                      9,527,438
                                                                 --------------
             Chemical & Agricultural Products - 1.6%
      15,000 Hercules Trust II 6.50%, 6/30/2029...............       14,887,500
      80,200 Merrill Lynch & Co., Inc. 6.25%, Series IGL,
              STRYPES (exchangeable for IMC Global, Inc.
              common stock)...................................        1,684,200
                                                                 --------------
                                                                     16,571,700
                                                                 --------------
             Communication Systems & Services - 1.8%
     380,000 Qwest Trends Trust 5.75%, 144A...................       19,239,400
                                                                 --------------
             Consumer Products & Services - 0.5%
     100,000 Newell Financial Trust I
              5.25% 12/01/2027 ...............................        5,325,000
                                                                 --------------
             Electrical Equipment & Services - 1.0%
     205,000 Pioneer Standard Electronics, Inc. 6.75%,
              3/31/2028 ......................................       10,391,450
                                                                 --------------
             Finance & Insurance - 1.9%
      20,000 American General Corp. $3.00, Series A, MIPS ....        1,950,000
      13,000 American Heritage Life Investment Corp.
              8.50%, PRIDES ..................................        1,081,437
     270,000 Frontier Financing Trust 6.25%, TOPRS ...........       11,880,000
     100,000 St. Paul Capital
              6.00%, MIPS ....................................        5,887,500
                                                                 --------------
                                                                     20,798,937
                                                                 --------------
             Food & Beverage Products - 1.1%
     200,000 Wendys Financing I 5.00%, Series A, TECONS.......       12,050,000
                                                                 --------------
             Healthcare Products & Services - 0.1%
      30,000 McKesson Financing Trust 5.00%, 6/01/2027........        1,507,500
                                                                 --------------

   Shares                                                            Value

 CONVERTIBLE PREFERRED - continued
             Metal Products & Services - 0.3%
     100,000 Timet Capital Trust I 6.63%, 11/01/2026..........   $    3,125,000
                                                                 --------------
             Oil/Energy - 0.4%
      95,000 Callon Petroleum Co. 8.50%, Series A.............        2,612,500
      48,000 Nuevo Energy Co. 5.75%, Series A, TECONS.........        1,488,000
                                                                 --------------
                                                                      4,100,500
                                                                 --------------
             Printing, Publishing, Broadcasting & Entertainment - 1.0%
      92,000 Houston Industries, Inc. 7.00%, ACES
              (exchangeable for Time Warner, Inc.
              common stock)...................................       11,137,750
                                                                 --------------
             Retailing & Wholesale - 0.3%
       7,500 CVS Automatic Common Exchange Security Trust,
              6.00%, 5/15/2001, TRACES........................          670,781
      65,000 Merrill Lynch & Co., Inc. (exchangeable for
              Dollar General Corp. common stock)
              8.50%, 5/15/2001................................        2,693,438
                                                                 --------------
                                                                      3,364,219
                                                                 --------------
             Telecommunication Services & Equipment - 2.8%
      20,000 Nextel STRYPES Trust,
              7.25%, 5/15/2000, Series NVTL...................          907,500
     100,000 Nortel Inversora SA MEDS.........................        4,900,000
     108,000 Qualcomm Financial Trust I 5.75%, 3/01/2012......       23,760,000
                                                                 --------------
                                                                     29,567,500
                                                                 --------------
             Transportation - 1.5%
      88,700 CNF Trust I 5.00%, Ser. A, TECONS (exchangeable
              for CNF Transportation, Inc. common stock)......        5,211,125
     216,800 Union Pacific Capital Trust 4/01/2028............       10,975,500
                                                                 --------------
                                                                     16,186,625
                                                                 --------------
             Utilities - Electric - 1.3%
      45,000 BNDES Participacoes SA 7.25%, 2/15/2001..........          765,000
     238,600 Texas Utilities Co. 9.25%, PRIDES................       12,899,312
                                                                 --------------
                                                                     13,664,312
                                                                 --------------
             Total Convertible Preferred (cost $179,488,343)..      191,834,331
                                                                 --------------

                                   EVERGREEN
                             INCOME AND GROWTH FUND

                       Schedule of Investments(continued)
                                 July 31, 1999

  Principal
   Amount                                                            Value

 CONVERTIBLE DEBENTURES - 1.4%
             Consumer Products & Services - 0.2%
 $ 2,000,000 Action Performance Companies, Inc.
              4.75%, 4/1/2005, 144A...........................   $    1,882,600
                                                                 --------------
             Electrical Equipment & Services - 0.3%
   6,000,000 Solectron Corp. 4.00%, 1/27/2019, 144A...........        3,446,400
                                                                 --------------
             Healthcare Products & Services - 0.2%
   2,000,000 Carematrix
              6.25%, 8/15/2004................................        1,337,500
   2,000,000 Elan Finance Corp. Ltd. 3.25%, 12/14/2018........        1,057,500
                                                                 --------------
                                                                      2,395,000
                                                                 --------------
             Information Services & Technology - 0.5%
   5,000,000 Adaptec, Inc.
              4.75%, 2/1/2004.................................        4,893,750
                                                                 --------------
             Telecommunication Services &
              Equipment - 0.2%
   2,500,000 Orbital Sciences Corp. 5.00%, 10/1/2002..........        2,734,375
                                                                 --------------
             Total Convertible Debentures (cost $15,426,436)..       15,352,125
                                                                 --------------
 CORPORATE BONDS - 0.3%
             Banks - 0.1%
   1,000,000 NationsBank Corp. 6.50%, 8/15/2003...............          997,024
                                                                 --------------
             Finance & Insurance - 0.1%
   1,000,000 American General Finance Corp. 7.13%, 12/1/1999..        1,005,067
                                                                 --------------
             Telecommunication Services & Equipment - 0.1%
   1,000,000 GTE Southwest, Inc. 5.82%, 12/1/1999, Ser. A.....          999,701
                                                                 --------------
             Total Corporate Bonds (cost $3,011,969)..........        3,001,792
                                                                 --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.8%
             Government Agency Notes & Bonds - 4.6%
   2,000,000 Federal Farm Credit Bank 5.75%, 12/7/2028........        1,709,172

  Principal
    Amount                                                           Value

 U.S. GOVERNMENT & AGENCY OBLIGATIONS - continued
              Government Agency Notes &  Bonds - continued
              Federal Home Loan Bank
 $  2,000,000  5.375%, 10/6/2003..............................   $    1,917,512
    2,000,000  6.532%, 12/28/2007.............................        1,925,432
              Federal Home Loan Mortgage Corp.
    2,000,000  6.54%, 12/10/2007..............................        1,935,468
    2,000,000  6.54%, 3/19/2008...............................        1,924,854
    2,000,000  7.59%, 9/19/2006...............................        2,022,748
    2,000,000  7.87%, 8/8/2011................................        2,009,946
              Federal National Mortgage Association
    5,000,000  5.65%, 2/22/2028...............................        4,221,495
    1,850,000  6.00%, 1/14/2005...............................        1,785,035
    4,000,000  6.08%, 9/1/2028................................        3,587,048
    2,215,000  6.10%, 1/26/2005...............................        2,138,764
    3,000,000  6.16%, 1/23/2008...............................        2,835,831
    2,000,000  6.24%, 1/14/2008...............................        1,895,136
    3,000,000  6.32%, 3/3/2008................................        2,862,696
    1,000,000  6.41%, 3/8/2006................................          978,818
    5,000,000  6.42%, 2/12/2008...............................        4,765,225
    2,000,000  6.46%, 1/1/2008................................        1,915,828
    4,000,000  6.52%, 3/5/2008................................        3,820,776
    2,355,000  6.88%, 9/24/2012...............................        2,311,951
    3,000,000  7.28%, 5/23/2007...............................        2,965,647
                                                                 --------------
                                                                     49,529,382
                                                                 --------------
              Treasury Notes & Bonds - 0.2%
    1,500,000 U.S. Treasury Bonds 7.13%, 2/15/2023............        1,642,500
                                                                 --------------
              Total U.S. Government & Agency Obligations
               (cost $53,879,642).............................       51,171,882
                                                                 --------------
 SHORT-TERM INVESTMENTS - 9.5%
              Repurchase Agreement - 9.5%
  101,556,000 State Street Bank & Trust Co., purchased
               7/30/1999, 5.00%, maturing 8/2/1999, maturity
               value $101,598,315 (cost $101,556,000) (a) ....      101,556,000
                                                                 --------------

              Total Investments -
               (cost $974,110,899)..    99.6%  1,065,888,853
              Other Assets and
               Liabilities - net...      0.4       4,770,669
                                       -----  --------------
              Net Assets...........    100.0% $1,070,659,522
                                       =====  ==============

* Non-income producing security.
** At July 31, 1999 the Fund owned 8,000 shares of common stock of First Union
   Corp. at a cost of $106,108. During the year ended July 31, 1999 the Fund earned $14,240 in dividend income from this investment. These shares were acquired by the Fund through a merger with another investment company sub-advised by Lieber & Company. The previous holder acquired these shares prior to the acquisition of the advisor and Lieber & Company by First Union.
++ Investment in a non-controlled affiliate. The Fund owns over 5% of the out-
   standing voting shares of CB Bancshares, Inc. and Jacksonville Bancorp, Inc. The Fund has a cost basis of $6,707,438 and $1,320,000, respectively, in the issue at July 31, 1999. The Fund earned $51,375 and $61,000 of income, re-spectively, from this investment during the period ending July 31, 1999.
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at July 31, 1999.
144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been deter-mined to be liquid under guidelines established by the Board of Trustees.
Summary of Abbreviations:
ACES Automatically Convertible Equity Securities
                                       REIT Real Estate Investment Trust
ADR  American Depository Receipts      STRYPES Structured Yield Product Ex-
                                               changeable for Stock
MEDS Mandatorially Exchangeable Debt Securities
MIPS Monthly Income Preferred Shares   TECONS Term Convertible Shares
                                       TOPRS Trust Originated Preferred Secu-
                                             rities
PRIDES Preferred Redeemable Increased Dividend Equity Securities
                                       TRACES Trust Automatic Common Exchange
                                              Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              SMALL CAP VALUE FUND

                            Schedule of Investments
                                 July 31, 1999


  Shares                                                               Value

 COMMON STOCKS - 88.2%
           Aerospace & Defense - 3.1%
   211,800 Curtiss Wright Corp. .................................   $  7,849,837
                                                                    ------------
           Automotive Equipment & Manufacturing - 0.6%
     8,200 Arvin Industries, Inc. ...............................        306,475
   103,200 Simpson Industries, Inc. .............................      1,238,400
                                                                    ------------
                                                                       1,544,875
                                                                    ------------
           Banks - 10.6%
   121,250 ABC Bancorp...........................................      1,667,187
    20,000 Bank of Essex.........................................        320,000
    61,700 Britton & Koontz Capital Corp.........................      1,241,713
    28,800 BSB Bancorp, Inc. ....................................        783,000
     5,250 Carrollton Bancorp....................................         97,125
    31,280 Centura Banks, Inc. ..................................      1,749,725
    34,177 Commercial Bankshares, Inc............................        751,894
     8,200 Community Bancshares, Inc.............................        196,800
    60,000 Cowlitz Bancorp.......................................        375,000
   157,186 First Oak Brook Bancshares, Inc. Cl. A................      3,143,720
    95,552 First State Bancorp...................................      2,197,696
   221,900 Granite State Bankshares, Inc.........................      5,325,600
    32,000 Independent Bankshares, Inc...........................        394,000
    15,000 James River Bankshares, Inc. .........................        228,750
    65,500 Mid-State Bancshares..................................      2,366,187
    30,000 New England Community Bancorp, Inc. ..................        819,375
     4,000 Northern States Financial Corp........................         93,750
    40,000 Pacific Bank, N.A.....................................        800,000
     9,100 Premier National Bancorp, Inc. .......................        172,900
    90,000 Prosperity Bancshares, Inc. ..........................      1,485,000
    15,400 * Republic Bancshares, Inc. ..........................        246,400
    24,000 South Alabama Bancorp, Inc............................        336,000
    60,000 Southside Bancshares Corp. ...........................        660,000
    11,250 Susquehanna Bancshares, Inc. .........................        201,797
    23,200 Union Bankshares Corp.................................        394,400
    30,000 West Coast Bancorp, Inc. .............................        502,500
                                                                    ------------
                                                                      26,550,519
                                                                    ------------
           Building, Construction & Furnishings - 5.7%
    57,400 American Woodmark Corp. ..............................      1,887,025
    97,500 Apogee Enterprises, Inc...............................        962,813
    99,500 Craftmade International, Inc. ........................      1,243,750
   150,000 D.R. Horton, Inc. ....................................      2,437,500
   119,100 Industrie Natuzzi SpA ADR.............................      2,158,687
   210,500 Standard Pacific Corp.................................      2,723,344
    65,100 TJ International, Inc. ...............................      2,018,100
    42,413 * Toll Brothers, Inc..................................        901,276
                                                                    ------------
                                                                      14,332,495
                                                                    ------------
           Business Equipment & Services - 1.1%
    60,000 * Zebra Technologies Corp. Cl. A......................      2,816,250
                                                                    ------------

  Shares                                                               Value

 COMMON STOCKS - continued
           Communication Systems & Services - 0.9%
    90,000 * Orbital Sciences Corp. .............................   $  2,306,250
                                                                    ------------
           Consumer Products & Services - 9.1%
   310,600 CPI Corp. ............................................     10,463,337
    93,500 General Housewares Corp. .............................      1,916,750
   110,000 Lancaster Colony Corp.................................      3,664,375
    80,500 Polaris Industries, Inc...............................      3,169,688
    78,000 Stewart Enterprises, Inc. Cl. A.......................        970,125
   328,600 York Group, Inc. .....................................      2,423,425
                                                                    ------------
                                                                      22,607,700
                                                                    ------------
           Electrical Equipment & Services - 5.4%
   100,000 Applied Power, Inc. Cl. A.............................      2,850,000
   292,800 Helix Technology Corp.................................      7,832,400
   154,500 * Kent Electronics Corp...............................      2,684,437
                                                                    ------------
                                                                      13,366,837
                                                                    ------------
           Electronic Equipment & Services - 1.7%
    84,700 Boston Acoustics, Inc. ...............................      1,566,950
    67,100 * Hadco Corp. ........................................      2,679,806
                                                                    ------------
                                                                       4,246,756
                                                                    ------------
           Finance & Insurance - 1.5%
    45,000 Enhance Financial Services Group, Inc. ...............        933,750
   164,900 Morgan Keegan, Inc. ..................................      2,865,138
                                                                    ------------
                                                                       3,798,888
                                                                    ------------
           Food & Beverage Products - 5.2%
   117,920 Bridgford Foods Corp. ................................      1,267,640
   310,400 International Multifoods Corp. .......................      7,255,600
   142,000 Michael Foods, Inc. ..................................      3,292,625
    15,000 Smucker (J. M.) Co. ..................................        315,938
    35,000 Smucker (J. M.) Co. Cl. A.............................        846,562
                                                                    ------------
                                                                      12,978,365
                                                                    ------------
           Healthcare Products & Services - 5.8%
    60,000 Alpharma, Inc. .......................................      2,227,500
   122,300 AmeriSource Health Corp. .............................      3,424,400
   103,600 * ArthroCare Corp. ...................................      2,952,600
   143,400 * Carematrix Corp. ...................................      1,559,475
    95,000 Jones Pharma, Inc. ...................................      4,123,594
    18,700 Kewaunee Scientific Corp. ............................        195,181
                                                                    ------------
                                                                      14,482,750
                                                                    ------------
           Industrial Specialty Products & Services - 2.5%
    50,000 Badger Meter, Inc. ...................................      1,900,000
    55,771 Danaher Corp. ........................................      3,182,433
    43,100 Instron Corp. ........................................        915,875
    18,700 Met-Pro Corp. ........................................        234,919
     2,750 Superior Telecom, Inc. ...............................         77,515
                                                                    ------------
                                                                       6,310,742
                                                                    ------------

                                   EVERGREEN
                              SMALL CAP VALUE FUND

                       Schedule of Investments(continued)
                                 July 31, 1999


  Shares                                                              Value

 COMMON STOCKS - continued
           Information Services & Technology - 1.0%
    60,000 * Axent Technologies, Inc. ..........................   $    840,000
    91,400 Timberline Software Corp. ...........................      1,548,088
                                                                   ------------
                                                                      2,388,088
                                                                   ------------
           Machinery - Diversified - 1.1%
   171,550 Hardinge, Inc. ......................................      2,830,575
                                                                   ------------
           Metal Products & Services - 0.6%
   109,400 Titanium Metals Corp. ...............................      1,429,038
                                                                   ------------
           Oil/Energy - 6.0%
   201,900 Berry Petroleum Co. Cl. A ...........................      2,864,456
   235,500 Cabot Oil & Gas Corp. Cl. A..........................      4,253,719
   155,600 Penn Virginia Corp. .................................      3,267,600
   100,909 Pennzoil-Quaker State Co. ...........................      1,494,715
   370,000 Southwestern Energy Co. .............................      3,075,625
                                                                   ------------
                                                                     14,956,115
                                                                   ------------
           Oil Field Services - 0.8%
   126,200 Lufkin Industries, Inc. .............................      2,082,300
                                                                   ------------
           Paper & Packaging - 0.8%
   154,050 Tuscarora, Inc. .....................................      1,983,394
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             1.6%
    41,300 Banta Corp. .........................................      1,017,013
   216,300 Bowne & Co., Inc. ...................................      2,865,975
                                                                   ------------
                                                                      3,882,988
                                                                   ------------
           Real Estate - 3.9%
   227,200 Eastgroup Properties, Inc. REIT......................      4,231,600
    25,000 Innkeepers USA Trust REIT............................        221,875
   121,000 Mission West Properties, Inc. REIT...................        975,562
    75,000 Parkway Properties, Inc. REIT........................      2,493,750
   100,000 RFS Hotel Investors, Inc. REIT.......................      1,262,500
    50,000 Sunstone Hotel Investors, Inc. REIT..................        456,250
                                                                   ------------
                                                                      9,641,537
                                                                   ------------
           Retailing & Wholesale - 2.2%
    10,500 Deb Shops, Inc. .....................................        221,813
    87,150 Ethan Allen Interiors, Inc. .........................      2,767,012
   200,000 Pier 1 Imports, Inc. ................................      1,875,000
    50,000 * Sonic Automotive, Inc. ............................        656,250
                                                                   ------------
                                                                      5,520,075
                                                                   ------------
           Telecommunication Services & Equipment - 4.5%
   250,000 Communications Systems, Inc. ........................      3,625,000
   349,695 Hickory Tech Corp. ..................................      3,671,797
    15,000 * ITC DeltaCom, Inc. ................................        395,625
    95,000 Scientific Atlanta, Inc. ............................      3,467,500
                                                                   ------------
                                                                     11,159,922
                                                                   ------------
           Thrift Institutions - 4.9%
    39,500 Abington Bancorp, Inc. ..............................        533,250
    21,000 Bancorp Connecticut, Inc. ...........................        351,750

   Shares                                                             Value

 COMMON STOCKS - continued
            Thrift Institutions - continued
    228,394 Community Savings Bankshares, Inc. .................   $  2,969,122
     16,800 * Golden St. Bancorp, Inc. .........................        371,700
     50,000 Harbor Florida Bancshares, Inc. ....................        640,625
    312,900 Horizon Financial Corp. ............................      3,833,025
     38,000 Jacksonville Bancorp, Inc. .........................        612,750
     79,200 Metrowest Bank......................................        534,600
    100,000 St. Paul Bancorp, Inc. .............................      2,425,000
                                                                   ------------
                                                                     12,271,822
                                                                   ------------
            Utilities - Electric - 1.3%
    135,000 MDU Resources Group, Inc. ..........................      3,290,625
                                                                   ------------
            Utilities - Gas - 6.1%
     38,100 Chesapeake Utilities Corp. .........................        700,088
     15,000 Connecticut Energy Corp. ...........................        573,750
     20,000 CTG Resources, Inc. ................................        733,750
     64,800 Delta Natural Gas Co., Inc. ........................      1,150,200
     36,600 Public Service Co. of North Carolina, Inc. .........      1,095,713
    450,100 Semco Energy, Inc. .................................      7,145,337
     85,500 UGI Corp. ..........................................      2,030,625
     45,800 Yankee Energy System, Inc. .........................      1,840,587
                                                                   ------------
                                                                     15,270,050
                                                                   ------------
            Other Securities - 0.2%.............................        495,656
                                                                   ------------
            Total Common Stocks (cost $214,186,608).............    220,394,449
                                                                   ------------
 CONVERTIBLE PREFERRED - 1.1%
            Electrical Equipment & Services - 0.8%
     40,000 Pioneer Standard Electronics, Inc.
             6.75%, 3/31/2028...................................      2,027,600
                                                                   ------------
            Oil/Energy - 0.3%
     26,000 Callon Petroleum Co. 8.50%, Series A................        715,000
                                                                   ------------
            Total Convertible Preferred (cost $2,920,875).......      2,742,600
                                                                   ------------

 Principal
   Amount                                                             Value
 CONVERTIBLE DEBENTURES - 9.5%
            Banks - 0.5%
 $1,350,000 Surety Capital Corp. 9.00%, 3/31/2008...............      1,350,000
                                                                   ------------
            Business Equipment & Services - 0.5%
  1,250,000 Interim Services, Inc. 4.50%, 6/1/2005..............      1,101,563
    200,000 Personnel Group Of America, Inc. 5.75%, 7/1/2004....        165,750
                                                                   ------------
                                                                      1,267,313
                                                                   ------------
            Consumer Products & Services - 1.5%
  4,000,000 Action Performance Companies, Inc. 4.75%, 4/1/2005,
             144A...............................................      3,765,200
                                                                   ------------

                                   EVERGREEN
                              SMALL CAP VALUE FUND

                       Schedule of Investments(continued)
                                 July 31, 1999

 Principal
  Amount                                                               Value

 CONVERTIBLE DEBENTURES - continued
           Healthcare Products & Services - 4.6%
 5,000,000 Alpharma, Inc. 5.75%, 4/1/2005, 144A..................   $  7,081,500
 6,600,000 Carematrix
            6.25%, 8/15/2004.....................................      4,413,750
                                                                    ------------
                                                                      11,495,250
                                                                    ------------
           Telecommunication Services & Equipment - 2.4%
 3,000,000 Antec Corp.
            4.50%, 5/15/2003.....................................      5,332,500
   600,000 Orbital Sciences Corp. 5.00%, 10/1/2002...............        656,250
                                                                    ------------
                                                                       5,988,750
                                                                    ------------
           Total Convertible Debentures (cost $21,180,175).......     23,866,513
                                                                    ------------

           Total Investments -  (cost $238,287,658).......    98.8%  247,003,562
           Other Assets and Liabilities - net.............     1.2     3,002,472
                                                             -----  ------------
           Net Assets.....................................   100.0% $250,006,034
                                                             =====  ============

*  Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" un-der Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
ADR  American Depository Receipts
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  UTILITY FUND

                            Schedule of Investments
                                 July 31, 1999


  Shares                                                               Value

 COMMON STOCKS - 75.2%
           Communication Systems & Services - 0.9%
    18,200 * MCI WorldCom, Inc. .................................   $  1,501,500
                                                                    ------------
           Oil/Energy - 3.6%
    70,000 Enron Corp. ..........................................      5,963,125
                                                                    ------------
           Telecommunication Services & Equipment - 3.4%
    46,600 * Time Warner Telecom, Inc. ..........................      1,450,425
    20,150 Vodafone AirTouch Public Plc, ADR.....................      4,241,575
                                                                    ------------
                                                                       5,692,000
                                                                    ------------
           Utilities - Electric - 38.2%
   125,000 Alliant Corp. ........................................      3,609,375
    31,100 * Calpine Corp. ......................................      2,338,331
   100,000 Central Hudson Gas & Electric Corp. ..................      4,187,500
   896,700 Companhia Paranaense de Energia-Copel, Plc, ADR.......      6,108,769
    70,000 Duke Power Co. .......................................      3,705,625
   160,000 Energy East Corp. ....................................      4,070,000
   187,000 MDU Resources Group, Inc. ............................      4,558,125
   331,400 * Niagara Mohawk Holdings, Inc. ......................      5,219,550
   268,500 PacifiCorp............................................      4,900,125
   150,000 PP&L Resources, Inc. .................................      4,340,625
   200,000 Public Service Co. of New Mexico......................      3,987,500
   100,000 Public Service Enterprise Group, Inc. ................      4,031,250
    64,100 Reliant Energy, Inc. .................................      1,758,744
   175,000 Sempra Energy.........................................      3,882,812
   129,200 Southern Co. .........................................      3,415,725
   135,000 Wisconsin Energy Corp. ...............................      3,383,438
                                                                    ------------
                                                                      63,497,494
                                                                    ------------
           Utilities - Gas - 10.5%
    48,200 Keyspan Corp. ........................................      1,337,550
   134,000 NUI Corp. ............................................      3,576,125
   120,000 Peoples Energy Corp. .................................      4,417,500
    51,100 Piedmont Natural Gas Co., Inc. .......................      1,740,594
    95,300 Semco Energy, Inc. ...................................      1,512,887
   206,000 UGI Corp. ............................................      4,892,500
                                                                    ------------
                                                                      17,477,156
                                                                    ------------
           Utilities - Telephone - 18.6%
    75,000 AT&T Corp. ...........................................      3,895,313
   110,000 BellSouth Corp. ......................................      5,280,000
   100,000 Frontier Corp. .......................................      5,543,750
    70,000 GTE Corp. ............................................      5,158,125
   110,000 * Nextel Communications, Inc. Cl. A...................      5,891,875
   100,000 Sprint Corp. .........................................      5,168,750
                                                                    ------------
                                                                      30,937,813
                                                                    ------------
           Total Common Stocks (cost $97,506,987)................    125,069,088
                                                                    ------------

* Non-income producing security.

  Shares                                                              Value

 CONVERTIBLE PREFERRED - 21.5%
           Aerospace & Defense - 2.2%
    70,000 Loral Space & Communications 6.00%, 11/01/2006.......   $  3,640,000
                                                                   ------------
           Printing, Publishing, Broadcasting & Entertainment -
             2.3%
    31,700 Houston Industries, Inc. 7.00%, ACES (exchangeable
            for Time Warner, Inc. common stock).................      3,837,681
                                                                   ------------
           Telecommunication Services & Equipment - 7.0%
    53,000 Qualcomm Financial Trust I 5.75%, 3/01/2012..........     11,660,000
                                                                   ------------
           Utilities - Electric - 6.9%
    42,700 AES Trust I 5.375%, Series A, TECONS.................      3,640,175
   235,000 BNDES Participacoes S.A. 7.25%, DECS.................      3,995,000
    70,000 Texas Utilities Co.
            9.25%, PRIDES.......................................      3,784,375
                                                                   ------------
                                                                     11,419,550
                                                                   ------------
           Utilities - Telephone - 3.1%
    60,000 Sprint Corp. 8.25%, DECS (exchangeable for Southern
            N.E. Telephone common stock)........................      5,227,500
                                                                   ------------
           Total Convertible Preferred (cost $23,339,216).......     35,784,731
                                                                   ------------

 Principal
   Amount                                                              Value

 CONVERTIBLE DEBENTURES - 2.4%
            Information Services & Technology - 2.4%
 $4,000,000 Adaptec, Inc.
             4.75%, 2/1/2004 (cost $3,530,000)...................      3,915,000
                                                                    ------------
 SHORT-TERM INVESTMENTS - 0.7%
            Government Agency Notes & Bonds - 0.7%
  1,137,000 Federal Agricultural Mortgage Corp. Discount Notes
             4.97%, 8/2/1999 (cost $1,136,843)...................      1,136,843
                                                                    ------------

            Total Investments -  (cost $125,513,046)......    99.8%  165,905,662
            Other Assets and Liabilities - net............     0.2       345,825
                                                             -----  ------------
            Net Assets....................................   100.0% $166,251,487
                                                             =====  ============

Summary of Abbreviations:
ACES Automatically Convertible Equity Securities
ADR  American Depository Receipts
DECS Dividend Enhanced Convertible Stock
PRIDES Preferred Redeemable Increased Dividend Equity Securities
TECONS Term Convertible Shares

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   VALUE FUND

                            Schedule of Investments
                                 July 31, 1999


   Shares                                                              Value

 COMMON STOCKS - 97.5%
             Automotive Equipment & Manufacturing - 2.1%
     342,223 Delphi Automotive Systems Corp. ....................   $  6,160,014
     115,200 Ford Motor Co. .....................................      5,601,600
     131,950 General Motors Corp. ...............................      8,040,703
                                                                    ------------
                                                                      19,802,317
                                                                    ------------
             Banks - 13.1%
     366,300 Bank One Corp. .....................................     19,986,244
     392,000 BankAmerica Corp. ..................................     26,019,000
      85,600 BankBoston Corp. ...................................      4,017,850
     263,300 Chase Manhattan Corp. ..............................     20,241,187
      84,100 Comerica, Inc. .....................................      4,667,550
     373,050 Compass Bancshares, Inc. ...........................     10,748,503
     228,900 National City Corp. ................................      6,809,775
     185,700 SouthTrust Corp. ...................................      6,824,475
     748,750 Sovereign Bancorp, Inc. ............................      9,031,797
     341,300 Wells Fargo Co. ....................................     13,310,700
                                                                    ------------
                                                                     121,657,081
                                                                    ------------
             Business Equipment & Services - 1.1%
     326,850 Dun & Bradstreet Corp. .............................     10,377,488
                                                                    ------------
             Chemical & Agricultural Products - 2.5%
     173,600 Du Pont (E. I.) De Nemours & Co. ...................     12,510,050
     200,400 Millennium Chemicals Inc. ..........................      4,709,400
     136,759 Rohm & Haas Co. ....................................      5,829,370
                                                                    ------------
                                                                      23,048,820
                                                                    ------------
             Communication Systems & Services - 2.1%
      20,000 Lucent Technologies, Inc. ..........................      1,301,250
     108,750 * MCI WorldCom, Inc. ...............................      8,971,875
     341,700 * Newbridge Networks Corp. .........................      9,076,406
                                                                    ------------
                                                                      19,349,531
                                                                    ------------
             Consumer Products & Services - 3.4%
      16,800 Procter & Gamble Co. ...............................      1,520,400
     824,200 * Tommy Hilfiger Corp. .............................     30,443,888
                                                                    ------------
                                                                      31,964,288
                                                                    ------------
             Diversified Companies - 5.0%
      81,150 Allied Signal, Inc. ................................      5,249,390
      69,700 Minnesota Mining & Manufacturing Co. ...............      6,129,244
     333,050 Raychem Corp. ......................................     12,697,531
     228,500 Tyco International Ltd. ............................     22,321,594
                                                                    ------------
                                                                      46,397,759
                                                                    ------------
             Electrical Equipment & Services - 3.3%
     145,100 General Electric Co. ...............................     15,815,900
     158,600 Motorola, Inc. .....................................     14,472,250
                                                                    ------------
                                                                      30,288,150
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
             Finance & Insurance - 13.1%
     235,100 Allstate Corp. .....................................   $  8,346,050
     114,500 American International Group, Inc. .................     13,296,312
     203,800 Associates First Capital Corp., Cl. A...............      7,808,087
     528,675 Citigroup, Inc. ....................................     23,559,080
      32,600 Federal Home Loan Mortgage Corp. ...................      1,870,425
     171,000 Federal National Mortgage Assoc.....................     11,799,000
     259,800 Hartford Financial Services Group, Inc. ............     14,029,200
     374,100 Household International, Inc. ......................     16,062,919
       5,200 Lincoln National Corp. .............................        260,000
     118,200 Morgan Stanley, Dean Witter & Co. ..................     10,652,775
     163,400 Price (T.) Rowe & Associates, Inc. .................      5,719,000
     168,700 XL Capital Ltd. ....................................      8,856,750
                                                                    ------------
                                                                     122,259,598
                                                                    ------------
             Food & Beverage Products - 1.5%
     256,158 Albertsons, Inc. ...................................     12,727,851
      23,700 Coca Cola Co. ......................................      1,429,406
                                                                    ------------
                                                                      14,157,257
                                                                    ------------
             Healthcare Products & Services - 2.4%
     415,200 Pharmacia & Upjohn, Inc. ...........................     22,342,950
                                                                    ------------
             Industrial Specialty Products & Services - 1.4%
     105,400 Honeywell, Inc. ....................................     12,628,238
                                                                    ------------
             Information Services & Technology - 8.3%
     513,000 * American Power Conversion Corp. ..................     10,644,750
     232,400 * Cambridge Technology Partners.....................      3,979,850
     157,350 * Gateway, Inc. ....................................     11,988,103
     219,400 Hewlett-Packard Co. ................................     22,968,437
      82,800 Intel Corp. ........................................      5,713,200
     107,700 International Business Machines Corp. ..............     13,536,544
     196,200 * Keane, Inc. ......................................      4,524,862
     262,900 * Mastech Corp. ....................................      4,436,438
                                                                    ------------
                                                                      77,792,184
                                                                    ------------
             Iron & Steel - 0.6%
     245,100 AK Steel Holding Corp. .............................      5,530,069
                                                                    ------------
             Metal Products & Services - 0.7%
     216,900 Alcan Aluminum Ltd. ................................      6,534,113
                                                                    ------------
             Oil/Energy - 10.9%
     303,600 Apache Corp. .......................................     12,884,025
     123,450 Atlantic Richfield Co. .............................     11,118,216
       9,900 Chevron Corp. ......................................        903,375
     330,400 Exxon Corp. ........................................     26,225,500
     110,800 Mobil Corp. ........................................     11,329,300
     444,800 Reliant Energy, Inc. ...............................     12,204,200
      49,300 Royal Dutch Petroleum Co. ..........................      3,007,300
     381,400 Texaco, Inc. .......................................     23,765,987
                                                                    ------------
                                                                     101,437,903
                                                                    ------------

                                   EVERGREEN
                                   VALUE FUND

                       Schedule of Investments(continued)
                                 July 31, 1999


   Shares                                                             Value

 COMMON STOCKS - continued
             Paper & Packaging - 1.9%
     643,250 Abitibi Consolidated, Inc. ........................   $  7,236,563
     458,518 * Smurfit Container Corp. .........................     10,259,340
                                                                   ------------
                                                                     17,495,903
                                                                   ------------
             Pharmaceuticals - 1.2%
     371,100 ICN Pharmaceuticals, Inc. .........................     11,411,325
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.0%
     163,100 * CBS Corp. .......................................      7,166,206
      33,000 Disney (Walt) Co. .................................        911,625
      37,000 * Viacom, Inc., Cl. B..............................      1,551,688
                                                                   ------------
                                                                      9,629,519
                                                                   ------------
             Retailing & Wholesale - 4.0%
     561,000 * Federated Department Stores, Inc. ...............     28,786,312
     162,400 Tandy Corp. .......................................      8,333,150
                                                                   ------------
                                                                     37,119,462
                                                                   ------------
             Telecommunication Services & Equipment - 2.1%
     116,250 * MediaOne Group, Inc. ............................      8,413,594
     165,650 * Univision Communications, Inc. Cl. A.............     11,471,262
                                                                   ------------
                                                                     19,884,856
                                                                   ------------
             Transportation - 3.4%
     277,500 Burlington Northern Santa Fe Corp..................      8,880,000
     238,000 CNF Transportation, Inc. ..........................     10,115,000
     227,900 Union Pacific Corp. ...............................     12,377,819
                                                                   ------------
                                                                     31,372,819
                                                                   ------------
             Utilities - Electric - 2.7%
     269,100 CMS Energy Corp. ..................................     10,057,612
      80,300 Duke Power Co. ....................................      4,250,881
      72,400 FPL Group, Inc. ...................................      3,905,075
      62,900 GPU, Inc. .........................................      2,413,788
     182,000 Southern Co. ......................................      4,811,625
                                                                   ------------
                                                                     25,438,981
                                                                   ------------
             Utilities - Gas - 1.6%
     389,700 NICOR, Inc. .......................................     15,052,163
                                                                   ------------
             Utilities - Telephone - 8.1%
     173,750 Ameritech Corp. ...................................     12,727,188
     334,411 AT&T Corp. ........................................     17,368,471
     164,500 Bell Atlantic Corp. ...............................     10,486,875
      65,400 BellSouth Corp. ...................................      3,139,200
     237,200 GTE Corp. .........................................     17,478,675
     249,000 SBC Communications, Inc. ..........................     14,239,687
                                                                   ------------
                                                                     75,440,096
                                                                   ------------
             Total Common Stocks (cost $703,022,931)............    908,412,870
                                                                   ------------

  Principal
   Amount                                                            Value

 SHORT-TERM INVESTMENTS - 2.5%
             Repurchase Agreement - 2.5%
 $23,499,000 Paine Webber Repurchase Agreement, purchased
              7/30/1999, 5.07%, maturing 8/2/1999, maturity
              value $23,508,928 (cost $23,499,000) (a).........   $ 23,499,000
                                                                  ------------

             Total Investments -  (cost $726,521,931).....   100.0%  931,911,870
             Other Assets and Liabilities - net...........     0.0       131,430
                                                             -----  ------------
             Net Assets...................................   100.0% $932,043,300
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at July 31, 1999.
* Non-income producing security.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      Statements of Assets and Liabilities
                                 July 31, 1999

                                                          Growth          Income
                                            Equity         and             and        Small Cap
                            Blue Chip       Income        Income          Growth        Value        Utility        Value
                               Fund          Fund          Fund            Fund          Fund          Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------
 Assets
 Identified cost of
  securities............   $553,021,869  $120,408,959 $1,311,730,054  $  974,110,899 $238,287,658  $125,513,046  $726,521,931
 Net unrealized gains on
  securities............    118,957,832    27,824,099    495,122,183      91,777,954    8,715,904    40,392,616   205,389,939
-----------------------------------------------------------------------------------------------------------------------------
 Market value of
  securities............    671,979,701   148,233,058  1,806,852,237   1,065,888,853  247,003,562   165,905,662   931,911,870
 Cash...................            175           670          2,227         989,612          935         1,241           207
 Receivable for
  securities sold.......     14,172,403     1,314,018     28,959,642      21,447,634    4,242,711             0             0
 Receivable for Fund
  shares sold...........      2,769,206        50,318      4,442,279          52,549      418,268        65,699       303,373
 Dividends and interest
  receivable............        356,856       312,249      1,481,255       2,602,068      606,477       528,112     1,694,984
 Prepaid expenses and
  other assets..........        178,965        79,331         47,522          28,200       47,579        24,937        43,098
-----------------------------------------------------------------------------------------------------------------------------
  Total assets..........    689,457,306   149,989,644  1,841,785,162   1,091,008,916  252,319,532   166,525,651   933,953,532
-----------------------------------------------------------------------------------------------------------------------------
 Liabilities
 Payable for securities
  purchased.............      9,193,298       325,449     21,257,822      18,228,135    1,132,944             0             0
 Payable for Fund shares
  redeemed..............        589,243       238,815      6,288,450         985,009      567,748        67,223     1,019,576
 Payable for securities
  on loan...............     37,702,000     3,379,400              0               0            0             0             0
 Demand note payable....              0             0              0               0      256,000             0             0
 Advisory fee payable...        305,958        81,290      1,431,515         883,617      220,996        71,294       413,539
 Distribution Plan
  expenses payable......        159,686        74,683        372,345          71,301       73,279        40,604       209,908
 Due to other related
  parties...............              0             0              0               0            0         3,298        19,157
 Accrued expenses and
  other liabilities.....         67,030        25,977        214,566         181,332       62,531        91,745       248,052
-----------------------------------------------------------------------------------------------------------------------------
  Total liabilities.....     48,017,215     4,125,614     29,564,698      20,349,394    2,313,498       274,164     1,910,232
-----------------------------------------------------------------------------------------------------------------------------
 Net assets.............   $641,440,091  $145,864,030 $1,812,220,464  $1,070,659,522 $250,006,034  $166,251,487  $932,043,300
-----------------------------------------------------------------------------------------------------------------------------
 Net assets represented
  by
 Paid-in capital........   $486,229,963  $ 97,671,804 $1,309,827,535  $  960,412,031 $265,099,265  $119,102,993  $625,377,422
 Undistributed
  (overdistributed) net
  investment income.....        (14,545)      416,456        (55,326)      1,979,953      (11,613)      (52,336)       70,300
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..     36,266,841    19,951,671      7,326,496      16,489,594  (23,797,522)    6,808,214   101,205,639
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..........    118,957,832    27,824,099    495,121,759      91,777,944    8,715,904    40,392,616   205,389,939
-----------------------------------------------------------------------------------------------------------------------------
 Total net assets.......   $641,440,091  $145,864,030 $1,812,220,464  $1,070,659,522 $250,006,034  $166,251,487  $932,043,300
-----------------------------------------------------------------------------------------------------------------------------
 Net assets consists of
 Class A................   $382,499,067  $ 50,213,031 $  250,231,873  $   35,713,592 $ 59,451,162  $108,410,505  $463,951,741
 Class B................    255,182,482    78,048,613    891,190,695     185,177,214  110,809,138    54,839,112   331,723,681
 Class C................      2,969,397    16,951,602     36,528,749       2,502,360   22,842,478       878,668     4,635,125
 Class Y................        789,145       650,784    634,269,147     847,266,356   56,903,256     2,123,202   131,732,753
-----------------------------------------------------------------------------------------------------------------------------
 Total net assets.......   $641,440,091  $145,864,030 $1,812,220,464  $1,070,659,522 $250,006,034  $166,251,487  $932,043,300
-----------------------------------------------------------------------------------------------------------------------------
 Shares outstanding
 Class A................     11,632,072     2,488,965      8,466,218       1,582,162    3,819,118     8,435,019    18,661,243
 Class B................      7,841,482     3,890,815     30,588,148       8,273,187    7,158,242     4,265,948    13,372,134
 Class C................         91,005       844,081      1,253,612         111,795    1,477,150        68,324       186,994
 Class Y................         24,193        32,352     21,390,083      37,516,674    3,653,589       165,161     5,297,625
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value per
  share
 Class A................   $      32.88  $      20.17 $        29.56  $        22.57 $      15.57  $      12.85  $      24.86
-----------------------------------------------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%).............   $      34.52  $      21.18 $        31.03  $        23.70 $      16.35  $      13.49  $      26.10
-----------------------------------------------------------------------------------------------------------------------------
 Class B................   $      32.54  $      20.06 $        29.14  $        22.38 $      15.48  $      12.86  $      24.81
-----------------------------------------------------------------------------------------------------------------------------
 Class C................   $      32.63  $      20.08 $        29.14  $        22.38 $      15.46  $      12.86  $      24.79
-----------------------------------------------------------------------------------------------------------------------------
 Class Y................   $      32.62  $      20.12 $        29.65  $        22.58 $      15.57  $      12.86  $      24.87
-----------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                            Statements of Operations
                            Year Ended July 31, 1999

                                                        Growth       Income
                                           Equity         and          and       Small Cap
                             Blue Chip     Income       Income       Growth        Value        Utility       Value
                               Fund         Fund         Fund         Fund          Fund         Fund          Fund
------------------------------------------------------------------------------------------------------------------------
 Investment income
 Dividends (net of
  foreign withholding
  taxes of $46,022, $16,
  $54,515, $870,216, $0,
  $46,235 and $148,729
  respectively)..........   $ 4,722,057  $ 3,747,227  $25,381,863  $48,476,128  $  7,522,522  $ 6,555,653  $ 16,297,198
 Interest................     1,774,574      713,992    9,034,014    2,457,087     2,325,521      338,159     1,892,638
------------------------------------------------------------------------------------------------------------------------
 Total investment
  income.................     6,496,631    4,461,219   34,415,877   50,933,215     9,848,043    6,893,812    18,189,836
------------------------------------------------------------------------------------------------------------------------
 Expenses
 Advisory fee............     2,858,644      983,976   17,519,113    8,634,036     2,765,667      745,510     4,710,657
 Distribution Plan
  expenses...............     2,427,382    1,195,267   10,500,768      551,604     1,575,597      728,002     4,445,323
 Administrative services
  fees...................        70,063       25,962            0            0             0       38,111       241,139
 Transfer agent fee......     1,292,079      313,604    4,708,386    1,548,294       926,290      258,624     1,703,705
 Trustees' fees and
  expenses...............         9,418        2,573       39,379       16,895         5,604        2,972        18,800
 Printing and postage
  expenses...............        37,746       25,807      263,976       42,426        48,966        6,416        44,340
 Custodian fee...........       143,810       43,949      546,186      257,376        89,582       40,800       260,422
 Registration and filing
  fees...................        52,225       31,941       93,004       50,096        40,815       44,299        52,152
 Professional fees.......        23,873       18,685       43,206       24,213        18,345       17,842        25,252
 Other...................         7,723        4,028       48,092       36,942        31,775        3,518        31,597
------------------------------------------------------------------------------------------------------------------------
  Total expenses.........     6,922,963    2,645,792   33,762,110   11,161,882     5,502,641    1,886,094    11,533,387
 Less: Fee credits.......       (20,715)      (7,002)     (86,188)     (56,615)      (29,582)      (8,298)      (39,780)
------------------------------------------------------------------------------------------------------------------------
  Net expenses...........     6,902,248    2,638,790   33,675,922   11,105,267     5,473,059    1,877,796    11,493,607
------------------------------------------------------------------------------------------------------------------------
  Net investment income
   or (loss).............      (405,617)   1,822,429      739,955   39,827,948     4,374,984    5,016,016     6,696,229
------------------------------------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions
  Net realized gains or
   losses on:
  Securities.............    37,712,909   23,440,204    9,259,355   35,499,606   (23,967,030)   6,752,256   118,989,239
  Foreign currency
   related transactions..             0            0            0     (307,874)            0            0             0
------------------------------------------------------------------------------------------------------------------------
  Net realized gains or
   losses on securities
   and foreign currency
   related transactions..    37,712,909   23,440,204    9,259,355   35,191,732   (23,967,030)   6,752,256   118,989,239
------------------------------------------------------------------------------------------------------------------------
  Net change in
   unrealized gains or
   losses on securities
   and foreign currency
   related transactions..    33,829,162  (14,578,770)  65,034,177   23,905,207    19,057,835   23,219,707   (10,264,625)
------------------------------------------------------------------------------------------------------------------------
  Net realized and
   unrealized gains or
   losses on securities
   and foreign currency
   related transactions..    71,542,071    8,861,434   74,293,532   59,096,939    (4,909,195)  29,971,963   108,724,614
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $71,136,454  $10,683,863  $75,033,487  $98,924,887  $   (534,211) $34,987,979  $115,420,843
------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      Statements of Changes in Net Assets
                            Year Ended July 31, 1999

                                       Equity       Growth and      Income and      Small Cap
                       Blue Chip       Income         Income          Growth          Value        Utility         Value
                         Fund           Fund           Fund            Fund           Fund           Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment
  income..........   $    (405,617) $  1,822,429  $      739,955  $   39,827,948  $   4,374,984  $  5,016,016  $   6,696,229
 Net realized
  gains or losses
  on securities
  and foreign
  currency related
  transactions....      37,712,909    23,440,204       9,259,355      35,191,732    (23,967,030)    6,752,256    118,989,239
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions....      33,829,162   (14,578,770)     65,034,177      23,905,207     19,057,835    23,219,707    (10,264,625)
-----------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   operations.....      71,136,454    10,683,863      75,033,487      98,924,887       (534,211)   34,987,979    115,420,843
-----------------------------------------------------------------------------------------------------------------------------
 Distributions to
  shareholders
  from
 Net investment
  income
  Class A.........        (302,117)     (740,343)       (618,275)       (590,960)    (1,241,862)   (3,518,061)    (4,093,423)
  Class B.........               0      (652,879)              0      (1,904,614)    (1,599,604)   (1,359,833)      (679,263)
  Class C.........               0      (138,191)              0         (40,664)      (319,899)      (16,980)        (9,129)
  Class Y.........               0        (5,052)     (2,594,824)    (38,238,097)    (1,709,875)     (101,181)    (1,708,800)
 Net realized
  gains
  Class A.........     (22,171,083)   (6,542,911)     (8,009,500)     (1,297,466)      (792,880)  (10,191,078)    (2,706,113)
  Class B.........     (10,585,999)  (12,308,775)    (27,000,584)     (4,982,320)    (1,601,327)   (4,842,643)    (1,893,542)
  Class C.........         (50,576)   (2,556,957)     (1,332,807)       (108,434)      (315,684)      (52,067)       (26,406)
  Class Y.........               0       (19,678)    (20,777,901)    (79,113,403)      (998,252)     (304,419)      (926,882)
-----------------------------------------------------------------------------------------------------------------------------
  Total
   distributions
   to
   shareholders...     (33,109,775)  (22,964,786)    (60,333,891)   (126,275,958)    (8,579,383)  (20,386,262)   (12,043,558)
-----------------------------------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from
  shares sold.....     414,184,932    30,188,056     386,163,830      30,217,265    205,428,609    17,451,359     66,555,976
 Payment for
  shares
  redeemed........    (243,648,933)  (72,875,118)   (792,989,619)   (182,203,597)  (260,520,742)  (24,384,302)  (239,124,718)
 Net asset value
  of shares issued
  in reinvestment
  of
  distributions...      29,469,348    21,454,983      57,025,779     114,061,954      7,125,678    17,326,400     10,412,391
 Net asset value
  of shares issued
  in acquisition..               0             0               0     185,281,144              0             0              0
-----------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in
   net assets
   resulting from
   capital share
   transactions...     200,005,347   (21,232,079)   (349,800,010)    147,356,766    (47,966,455)   10,393,457   (162,156,351)
-----------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets....     238,032,026   (33,513,002)   (335,100,414)    120,005,695    (57,080,049)   24,995,174    (58,779,066)
-----------------------------------------------------------------------------------------------------------------------------
 Net assets
 Beginning of
  year............     403,408,065   179,377,032   2,147,320,878     950,653,827    307,086,083   141,256,313    990,822,366
-----------------------------------------------------------------------------------------------------------------------------
  End of year.....   $ 641,440,091  $145,864,030  $1,812,220,464  $1,070,659,522  $ 250,006,034  $166,251,487  $ 932,043,300
-----------------------------------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed)
  net investment
  income..........   $     (14,545) $    416,456  $      (55,326) $    1,979,953  $     (11,613) $    (52,336) $      70,300
-----------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                      Statements of Changes in Net Assets
                            Year Ended July 31, 1998

                                        Equity       Growth and     Income and     Small Cap
                        Blue Chip       Income         Income         Growth         Value        Utility          Value
                         Fund(a)         Fund           Fund           Fund           Fund          Fund           Fund
------------------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment
  income............   $    679,874  $    822,896  $    6,817,383  $  43,781,531  $  3,555,813  $  4,733,754  $    15,139,414
 Net realized gains
  on securities and
  foreign currency
  related
  transactions......     45,182,166    21,844,245      89,769,570     88,075,454     4,125,256    16,449,359      382,225,398
 Net change in
  unrealized gains
  or losses on
  securities and
  foreign currency
  related
  transactions......     18,537,520    (1,065,798)     54,312,938    (54,214,289)  (17,882,408)      197,673     (290,896,507)
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting
   from operations..     64,399,560    21,601,343     150,899,891     77,642,696   (10,201,339)   21,380,786      106,468,305
------------------------------------------------------------------------------------------------------------------------------
 Distributions to
  shareholders from
 Net investment
  income............
  Class A...........       (572,879)     (457,652)     (1,133,476)      (582,857)     (585,054)   (3,623,474)      (4,928,756)
  Class B...........       (753,205)     (258,225)              0     (1,826,984)     (875,495)   (1,224,827)      (1,461,990)
  Class C...........            (10)      (55,586)              0        (40,251)     (178,326)      (12,408)         (15,608)
  Class Y...........              0          (895)     (5,146,565)   (41,136,147)   (1,701,966)      (71,410)     (11,332,854)
 Net realized gains
  Class A...........              0    (3,551,251)     (7,164,362)      (827,257)     (213,842)   (8,654,842)     (79,220,878)
  Class B...........    (51,043,219)   (7,082,118)    (23,729,561)    (3,160,159)     (507,582)   (3,545,873)     (55,199,824)
  Class C...........              0    (1,542,452)     (1,087,731)       (63,045)     (100,773)      (34,234)        (713,832)
  Class Y...........              0        (3,495)    (23,937,007)   (58,431,404)     (758,969)     (166,884)     (82,980,185)
------------------------------------------------------------------------------------------------------------------------------
  Total
   distributions to
   shareholders.....    (52,369,313)  (12,951,674)    (62,198,702)  (106,068,104)   (4,922,007)  (17,333,952)    (235,853,927)
------------------------------------------------------------------------------------------------------------------------------
 Capital share
  transactions
 Proceeds from
  shares sold.......    114,811,777    40,160,932     982,241,448     36,821,129   324,098,172    27,354,893      209,984,754
 Payment for shares
  redeemed..........    (99,812,547)  (44,846,695)   (402,984,465)  (109,733,628)  (64,094,835)  (24,559,873)  (1,216,417,479)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.....     45,932,435    12,075,357      54,748,017     95,522,782     3,360,906     4,031,786      202,246,215
 Net asset value of
  shares issued in
  acquisition.......     17,510,672             0      75,922,310              0             0             0      104,172,578
------------------------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting
   from capital
   share
   transactions.....     78,442,337     7,389,594     709,927,310     22,610,283   263,364,243     6,826,806     (700,013,932)
------------------------------------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in
    net assets......     90,472,584    16,039,263     798,628,499     (5,815,125)  248,240,897    10,873,640     (829,399,554)
 Net assets
 Beginning of
  period............    312,935,481   163,337,769   1,348,692,379    956,468,952    58,845,186   130,382,673    1,820,221,920
------------------------------------------------------------------------------------------------------------------------------
 End of period......   $403,408,065  $179,377,032  $2,147,320,878  $ 950,653,827  $307,086,083  $141,256,313  $   990,822,366
------------------------------------------------------------------------------------------------------------------------------
 Undistributed
  (overdistributed)
  net investment
  income............   $    (14,966) $    430,969  $      360,888  $  13,459,757  $    173,362  $     (7,868) $       (82,792)
------------------------------------------------------------------------------------------------------------------------------

(a) For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Growth and Income Funds

                       Statement of Changes in Net Assets
                           Year Ended August 31, 1997

                                                                    Blue Chip
                                                                       Fund
--------------------------------------------------------------------------------
 Operations
 Net investment income...........................................  $  1,381,103
 Net realized gains or losses on securities and foreign currency
  related transactions...........................................    42,377,987
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions..........................    35,362,301
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations...........    79,121,391
--------------------------------------------------------------------------------
 Distributions to shareholders from
 Net investment income
  Class B........................................................    (2,021,947)
 From net realized gain
  Class B........................................................   (30,039,258)
--------------------------------------------------------------------------------
  Total distributions to shareholders............................   (32,061,205)
--------------------------------------------------------------------------------
 Capital share transactions
 Proceeds from shares sold.......................................   103,353,377
 Payment for shares redeemed.....................................   (89,890,447)
 Net asset value of shares issued in reinvestment of
  distributions..................................................    27,593,101
--------------------------------------------------------------------------------
  Net increase in net assets resulting from capital share
   transactions..................................................    41,056,031
--------------------------------------------------------------------------------
   Total increase in net assets..................................    88,116,217
 Net assets
 Beginning of period.............................................   224,819,264
--------------------------------------------------------------------------------
 End of period...................................................  $312,935,481
--------------------------------------------------------------------------------
 Undistributed net investment income.............................  $     16,188

--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Growth and Income Funds consist of Evergreen Blue Chip Fund ("Blue Chip Fund"), Evergreen Equity Income Fund ("Equity Income Fund") (for-merly Evergreen Fund for Total Return), Evergreen Growth and Income Fund ("Growth and Income Fund"), Evergreen Income and Growth Fund ("Income and Growth Fund"), Evergreen Small Cap Value Fund ("Small Cap Value Fund") (for-merly Evergreen Small Cap Equity Income Fund), Evergreen Utility Fund ("Utility Fund") and Evergreen Value Fund ("Value Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other secu-rities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an indepen-dent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar se-curities which are generally recognized by institutional traders. Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as deter-mined in good faith according to procedures established by the Board of Trust-ees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the mar-ket value of the securities pledged falls below the carrying value of the re-purchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines es-tablished by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commission Blue Chip Fund and Equity Income Fund, along with certain other funds managed by Evergreen Investment Management Company ("EIMC"), a subsidiary of First Union, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include foreign currency gains and losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The por-tion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. The Fund's investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and ob-tain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connec-tion with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income for the Funds, except for the Utility Fund, are declared and paid quarterly. Distributions from net investment income for Utility Fund are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to sharehold-ers are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statements amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for certain distributions received from real estate investment trusts, net realized foreign currency gains or losses, certain realized losses on securities re-purchased and for Value Fund, distributions made in connections with shareholder redemp-tions.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are pro-rated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

J. Organization Expenses
Organization expenses for Small Cap Value Fund are amortized over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of July 31, 1999 all organization expenses for Small Cap Value Fund have been fully am-ortized.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC serves as the investment advisor for Blue Chip Fund and Equity Income Fund. In return for providing investment advisory services to Blue Chip Fund and Equity Income Fund, the Funds pay EIMC an advisory fee that is calculated daily and paid monthly. The advisory fee for Blue Chip Fund is determined by applying percentage rates, starting at 0.70% and declining to 0.35% per annum as net assets increase, to the average daily net assets of the Fund. The advi-sory fee for Equity Income Fund is calculated at an annual rate of 1.50% of Eq-uity Income Fund's gross investment income plus an amount determined by apply-ing percentage rates, starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Asset Management Corp. ("EAMC"), a wholly-owned subsidiary of First Union, serves as the investment advisor to Growth and Income Fund, Income and Growth Fund and Small Cap Value Fund and is paid an advisory fee that is calcu-lated daily and paid monthly based on the Fund's average daily net assets, in accordance with the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

Lieber & Company, an affiliate of First Union, provides investment sub-advisory services to Growth and Income Fund, Income and Growth Fund and Small Cap Value Fund and also provides brokerage services with respect to substantially all se-curity transactions of the Funds effected on the New York or American Stock Ex-changes. For the year ended July 31, 1999, Growth and Income Fund, Income and Growth Fund and Small Cap Value Fund incurred broker commissions of $2,145,290, $1,734,853, and $322,591, respectively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no ad-ditional expense to the Funds.

Evergreen Investment Management ("EIM"), formerly Capital Management Group, a division of First Union National Bank ("FUNB"), serves as the investment advi-sor to Utility Fund and Value Fund and is paid an advisory fee that is calcu-lated daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, is the ad-ministrator and The BISYS Group, Inc. ("BISYS") is the sub-administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensa-tion directly from the Funds.

The administrator and sub-administrator for Utility Fund and Value Fund are en-titled to an annual fee based on the average daily net assets of the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee is calculated by ap-plying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of the Fund. The sub-ad-ministration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of the Fund.

For the year ended July 31, 1999, Blue Chip Fund and Equity Income Fund reim-bursed EIMC for certain accounting and administrative expenses amounting to $70,063 and $25,962, respectively. For Growth and Income Fund, Income and Growth Fund and Small Cap Value Fund, the administration and sub-administration fee is paid by the investment advisor and is not a Fund expense. For the year ended July 31, 1999, Utility Fund and Value Fund paid or accrued to EIS and BISYS the following amounts for administrative and sub-administrative services:

                                        Administration Sub-administration
                                             Fee              Fee
                                           ------------------------------
         Utility Fund..................    $ 30,350         $ 7,761
         Value Fund....................     192,070          49,069

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Each class, except Class Y, cur-rently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also pay distribution fees equal to 0.75% of the av-erage daily net assets of each class. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the year ended July 31, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                           Class A    Class B   Class C
                                         -------------------------------
         Blue Chip Fund.................. $  774,362 $1,637,741 $ 15,279
         Equity Income Fund..............    127,494    882,105  185,668
         Growth and Income Fund..........    676,478  9,384,697  439,593
         Income and Growth Fund..........     34,283    506,538   10,783
         Small Cap Value Fund............    149,687  1,185,976  239,934
         Utility Fund....................    245,543    476,331    6,128
         Value Fund......................  1,154,951  3,244,968   45,404

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. REORGANIZATION OF EVERGREEN VALUE FUND

On January 21, 1998, Value Fund, Class Y shares, executed a redemption in-kind transaction of $793,367,277. This transaction resulted in the liquidation of substantially all of the net assets of Value Fund, Class Y shares. In turn, the assets were transferred to Evergreen Select Diversified Value Fund Class I shares, an institutional balanced fund.

To fund this redemption, investment securities, excluding cash and cash equiva-lents, with a market value of $774,879,156, including unrealized appreciation of $221,367,103, were transferred. Additionally, the Value Fund used cash and cash equivalents of $23,488,121 to complete the transaction. The gains realized from this sale of securities are not taxable to the Value Fund and are not re-quired to be distributed for federal income tax purposes.

6. ACQUISITIONS

Effective on the close of business on February 27, 1998, Blue Chip Fund ac-quired substantially all of the assets and assumed certain liabilities of Blanchard Growth & Income Fund, an open-end management investment company reg-istered under the 1940 Act, in a tax-free exchange of Class A shares of Blue Chip Fund.

Effective on the close of business on February 27, 1998, Growth and Income Fund acquired substantially all of the assets and assumed certain liabilities of Virtus Style Manager Fund, an open-end management investment company registered under the 1940 Act, in an exchange of Class Y shares of Growth and Income.

Effective on the close of business on February 27, 1998, Value Fund acquired substantially all of the assets and assumed certain liabilities of Virtus Style Manager; Large Cap Fund, an open-end management investment company registered under the 1940 Act, in an exchange of Class A and Class Y shares of Value Fund.

Effective July 31, 1999, Income and Growth Fund acquired substantially all of the assets and assumed certain liabilities of Evergreen American Retirement Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class A, Class B, Class C and Class Y shares of Income and Growth Fund.

These conversions and acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund immediately after the acquisition were as follows:

                                                                Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                       Acquired Fund             Assets Acquired Shares Issued Appreciation After Acquisition
---------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund..........  Blanchard Growth & Income Fund        $ 17,510,672       596,231   $ 5,643,636   $  365,442,145
Growth and Income Fund..  Virtus Style Manager Fund               75,922,310     2,555,807    10,049,313    1,945,327,504
Value Fund..............  Virtus Style Manager; Large Cap Fund   104,172,578     4,034,510    28,824,982    1,097,437,360
Income and Growth Fund..  Evergreen American Retirement Fund     185,281,144     8,258,910    20,212,515    1,070,659,522

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Blue Chip Fund

                                         Year Ended July 31,
                          ----------------------------------------------------
                                    1999                     1998 (a)
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............   7,069,269  $ 215,936,462     812,276  $  24,596,278
Automatic conversion of
 Class B shares to Class
 A shares...............           0              0   9,140,449    250,374,069
Shares redeemed.........  (5,479,684)  (162,273,843) (1,203,287)   (36,027,532)
Shares issued in
 reinvestment of
 distributions..........     682,121     19,382,250      14,697        447,340
Shares issued in
 acquisition of
 Blanchard Growth &
 Income Fund............           0              0     596,231     17,510,672
-------------------------------------------------------------------------------
Net increase............   2,271,706     73,044,869   9,360,366    256,900,827
-------------------------------------------------------------------------------
Class B
Shares sold.............   6,218,762    192,571,481   3,020,854     89,396,767
Automatic conversion of
 Class B shares to Class
 A shares...............           0              0  (9,140,449)  (250,374,069)
Shares redeemed.........  (2,617,336)   (78,544,225) (2,178,914)   (63,756,605)
Shares issued in
 reinvestment of
 distributions..........     355,147     10,036,524   1,678,649     45,485,085
-------------------------------------------------------------------------------
Net increase
 (decrease).............   3,956,573    124,063,780  (6,619,860)  (179,248,822)
-------------------------------------------------------------------------------
Class C
Shares sold.............     157,200      4,882,919      26,608        818,732
Shares redeemed.........     (93,639)    (2,830,715)       (949)       (28,410)
Shares issued in
 reinvestment of
 distributions..........       1,785         50,574           0             10
-------------------------------------------------------------------------------
Net increase............      65,346      2,102,778      25,659        790,332
-------------------------------------------------------------------------------
Class Y (b)
Shares sold.............      24,198        794,070           0              0
Shares redeemed.........          (5)          (150)          0              0
-------------------------------------------------------------------------------
Net increase............      24,193        793,920           0              0
-------------------------------------------------------------------------------
Net increase............              $ 200,005,347              $  78,442,337

--------------------------------------------------------------------------------
(a) For the eleven months ended July 31, 1998. The Fund changed its fiscal year end from August 31 to July 31, effective July 31, 1998.
(b) For the period from April 30, 1999 (commencement of class operations) to July 31, 1999.

Equity Income Fund

                                          Year Ended July 31,
                            --------------------------------------------------
                                     1999                      1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............     377,792  $  7,479,412     405,327  $  8,477,778
Automatic conversion of
 Class B shares to Class A
 shares...................      66,574     1,275,463           0             0
Shares redeemed...........    (751,644)  (14,848,362)   (476,275)   (9,979,937)
Shares issued in
 reinvestment of
 distributions............     363,322     6,893,908     192,513     3,761,047
-------------------------------------------------------------------------------
Net increase..............      56,044       800,421     121,565     2,258,888
-------------------------------------------------------------------------------
Class B
Shares sold...............     906,121    18,055,614   1,312,799    27,194,052
Automatic conversion of
 Class B shares to Class A
 shares...................     (66,948)   (1,275,463)          0             0
Shares redeemed...........  (2,490,795)  (48,904,031) (1,328,176)  (27,515,826)
Shares issued in
 reinvestment of
 distributions............     637,607    12,007,710     348,818     6,752,535
-------------------------------------------------------------------------------
Net increase (decrease)...  (1,014,015)  (20,116,170)    333,441     6,430,761
-------------------------------------------------------------------------------
Class C
Shares sold...............     191,619     3,838,714     212,115     4,372,780
Shares redeemed...........    (447,839)   (8,832,781)   (349,166)   (7,245,174)
Shares issued in
 reinvestment of
 distributions............     134,147     2,529,177      80,168     1,557,317
-------------------------------------------------------------------------------
Net decrease..............    (122,073)   (2,464,890)    (56,883)   (1,315,077)
-------------------------------------------------------------------------------
Class Y
Shares sold...............      40,395       814,316       5,560       116,322
Shares redeemed...........     (14,451)     (289,944)     (5,138)     (105,758)
Shares issued in
 reinvestment of
 distributions............       1,271        24,188         228         4,458
-------------------------------------------------------------------------------
Net increase..............      27,215       548,560         650        15,022
-------------------------------------------------------------------------------
Net increase (decrease)...              $(21,232,079)             $  7,389,594

--------------------------------------------------------------------------------


Growth and Income Fund

                                         Year Ended July 31,
                          ----------------------------------------------------
                                    1999                       1998
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............   6,356,759  $ 181,231,854   7,300,804  $ 214,673,895
Automatic conversion of
 Class B shares to Class
 A shares...............      71,639      2,052,789           0              0
Shares redeemed.........  (8,431,174)  (239,858,978) (3,520,816)  (103,702,934)
Shares issued in
 reinvestment of
 distributions..........     300,493      8,412,371     287,118      8,071,240
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (1,702,283)   (48,161,964)  4,067,106    119,042,201
-------------------------------------------------------------------------------
Class B
Shares sold.............   4,273,030    116,938,483  16,476,196    481,475,327
Automatic conversion of
 Class B shares to Class
 A shares...............     (72,390)    (2,052,789)          0              0
Shares redeemed.........  (9,163,377)  (254,977,395) (2,725,060)   (79,579,083)
Shares issued in
 reinvestment of
 distributions..........     945,090     26,226,276     837,176     23,198,143
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (4,017,647)  (113,865,425) 14,588,312    425,094,387
-------------------------------------------------------------------------------
Class C
Shares sold.............     414,303     11,348,877   1,131,563     32,986,181
Shares redeemed.........    (942,556)   (26,271,690)   (317,773)    (9,241,480)
Shares issued in
 reinvestment of
 distributions..........      45,443      1,261,465      38,010      1,053,643
-------------------------------------------------------------------------------
Net increase
 (decrease).............    (482,810)   (13,661,348)    851,800     24,798,344
-------------------------------------------------------------------------------
Class Y
Shares sold.............   2,753,486     76,644,616   8,658,868    253,053,137
Shares redeemed.........  (9,565,395)  (271,881,556) (7,135,642)  (210,408,060)
Shares issued in
 reinvestment of
 distributions..........     753,230     21,125,667     797,581     22,424,991
Shares issued in
 acquisition of Virtus
 Style Manager Fund.....           0              0   2,555,807     75,922,310
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (6,058,679)  (174,111,273)  4,876,614    140,992,378
-------------------------------------------------------------------------------
Net increase
 (decrease).............              $(349,800,010)             $ 709,927,310

--------------------------------------------------------------------------------

Income and Growth Fund

                                         Year Ended July 31,
                           ---------------------------------------------------
                                     1999                      1998
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............     546,531  $  12,209,031     204,121  $  4,959,183
Shares redeemed..........    (692,292)   (15,388,197)   (112,612)   (2,739,976)
Shares issued in
 reinvestment of
 distributions...........      84,216      1,766,406      56,318     1,325,926
Shares issued in
 acquisition of Evergreen
 American Retirement
 Fund....................     996,586     22,495,315           0             0
-------------------------------------------------------------------------------
Net increase.............     935,041     21,082,555     147,827     3,545,133
-------------------------------------------------------------------------------
Class B
Shares sold..............     267,996      5,756,610     633,299    15,295,755
Shares redeemed..........    (684,457)   (14,490,566)   (310,711)   (7,455,874)
Shares issued in
 reinvestment of
 distributions...........     307,396      6,393,524     198,183     4,626,554
Shares issued in
 acquisition of Evergreen
 American Retirement
 Fund....................   6,014,738    134,624,702           0             0
-------------------------------------------------------------------------------
Net increase.............   5,905,673    132,284,270     520,771    12,466,435
-------------------------------------------------------------------------------
Class C
Shares sold..............       8,976        194,095      27,805       674,067
Shares redeemed..........     (24,103)      (510,097)    (16,763)     (402,792)
Shares issued in
 reinvestment of
 distributions...........       6,072        126,280       3,708        86,620
Shares issued in
 acquisition of Evergreen
 American Retirement
 Fund....................      66,207      1,481,914           0             0
-------------------------------------------------------------------------------
Net increase.............      57,152      1,292,192      14,750       357,895
-------------------------------------------------------------------------------
Class Y
Shares sold..............     568,224     12,057,529     641,797    15,892,124
Shares redeemed..........  (7,163,498)  (151,814,737) (4,066,667)  (99,134,986)
Shares issued in
 reinvestment of
 distributions...........   5,039,388    105,775,744   3,795,361    89,483,682
Shares issued in
 acquisition of Evergreen
 American Retirement
 Fund....................   1,181,379     26,679,213           0             0
-------------------------------------------------------------------------------
Net increase (decrease)..    (374,507)    (7,302,251)    370,491     6,240,820
-------------------------------------------------------------------------------
Net increase.............              $ 147,356,766              $ 22,610,283

--------------------------------------------------------------------------------


Small Cap Value Fund

                                         Year Ended July 31,
                           ---------------------------------------------------
                                     1999                      1998
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............  10,088,863  $ 146,506,778   4,328,382  $ 72,341,164
Automatic conversion of
 Class B shares to Class
 A shares................     122,150      1,811,086           0             0
Shares redeemed..........  (9,965,619)  (143,998,401) (1,207,491)  (20,046,565)
Shares issued in
 reinvestment of
 distributions...........     136,847      1,949,647      45,725       753,748
-------------------------------------------------------------------------------
Net increase.............     382,241      6,269,110   3,166,616    53,048,347
-------------------------------------------------------------------------------
Class B
Shares sold..............   2,288,743     33,166,258   8,426,642   140,304,860
Automatic conversion of
 Class B shares to Class
 A shares................    (122,803)    (1,811,086)          0             0
Shares redeemed..........  (3,528,826)   (50,084,066)   (803,676)  (13,366,175)
Shares issued in
 reinvestment of
 distributions...........     213,282      3,057,499      79,883     1,323,369
-------------------------------------------------------------------------------
Net increase (decrease)..  (1,149,604)   (15,671,395)  7,702,849   128,262,054
-------------------------------------------------------------------------------
Class C
Shares sold..............     709,408     10,225,143   1,760,785    29,361,569
Shares redeemed..........    (947,075)   (13,384,026)   (281,072)   (4,699,621)
Shares issued in
 reinvestment of
 distributions...........      41,741        597,766      16,111       266,637
-------------------------------------------------------------------------------
Net increase (decrease)..    (195,926)    (2,561,117)  1,495,824    24,928,585
-------------------------------------------------------------------------------
Class Y
Shares sold..............   1,069,945     15,530,430   4,923,790    82,090,579
Shares redeemed..........  (3,645,558)   (53,054,249) (1,558,339)  (25,982,474)
Shares issued in
 reinvestment of
 distributions...........     105,065      1,520,766      61,107     1,017,152
-------------------------------------------------------------------------------
Net increase (decrease)..  (2,470,548)   (36,003,053)  3,426,558    57,125,257
-------------------------------------------------------------------------------
Net increase (decrease)..              $ (47,966,455)             $263,364,243

--------------------------------------------------------------------------------

Utility Fund

                                          Year Ended July 31,
                            --------------------------------------------------
                                     1999                      1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............     429,844  $  5,133,429   1,266,778  $ 14,554,038
Automatic Conversion of
 Class B Shares to Class A
 Shares...................      11,373       126,409           0             0
Shares redeemed...........  (1,117,587)  (13,062,066) (1,407,032)  (16,718,124)
Shares issued in
 reinvestment of
 distributions............   1,006,678    11,457,282     243,720     2,889,027
-------------------------------------------------------------------------------
Net increase..............     330,308     3,655,054     103,466       724,941
-------------------------------------------------------------------------------
Class B
Shares sold...............     704,486     8,209,032     974,483    11,445,917
Automatic Conversion of
 Class B Shares to Class A
 Shares...................     (11,366)     (126,409)          0             0
Shares redeemed...........    (650,786)   (7,545,094)   (551,773)   (6,555,500)
Shares issued in
 reinvestment of
 distributions............     502,546     5,718,575      93,247     1,107,337
-------------------------------------------------------------------------------
Net increase..............     544,880     6,256,104     515,957     5,997,754
-------------------------------------------------------------------------------
Class C
Shares sold...............     162,138     1,808,980      13,355       157,299
Shares redeemed...........    (140,732)   (1,555,150)     (6,139)      (72,067)
Shares issued in
 reinvestment of
 distributions............       5,627        64,145         980        11,662
-------------------------------------------------------------------------------
Net increase..............      27,033       317,975       8,196        96,894
-------------------------------------------------------------------------------
Class Y
Shares sold...............     182,271     2,173,509     100,754     1,197,639
Shares redeemed...........    (168,716)   (2,095,583)   (100,753)   (1,214,182)
Shares issued in
 reinvestment of
 distributions............       7,586        86,398       2,014        23,760
-------------------------------------------------------------------------------
Net increase..............      21,141       164,324       2,015         7,217
-------------------------------------------------------------------------------
Net increase..............              $ 10,393,457              $  6,826,806

--------------------------------------------------------------------------------


Value Fund

                                         Year Ended July 31,
                         -------------------------------------------------------
                                   1999                        1998
                         -------------------------  ----------------------------
                           Shares       Amount        Shares         Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............  1,304,364  $  30,874,288    1,587,252  $    40,192,765
Shares redeemed......... (4,351,247)  (100,747,544)  (2,758,581)     (68,967,117)
Shares issued in
 reinvestment of
 distributions..........    285,275      6,540,493    3,563,487       81,070,016
Shares issued in the
 acquisition of Virtus
 Style Manager; Large
 Cap Fund...............          0              0    3,109,878       80,290,504
---------------------------------------------------------------------------------
Net increase
 (decrease)............. (2,761,608)   (63,332,763)   5,502,036      132,586,168
---------------------------------------------------------------------------------
Class B
Shares sold.............  1,041,242     24,036,781    2,346,146       58,297,020
Shares redeemed......... (2,488,104)   (57,458,861)  (1,290,986)     (31,809,835)
Shares issued in
 reinvestment of
 distributions..........    111,928      2,520,116    2,433,973       55,281,719
---------------------------------------------------------------------------------
Net increase
 (decrease)............. (1,334,934)   (30,901,964)   3,489,133       81,768,904
---------------------------------------------------------------------------------
Class C
Shares sold.............     70,058      1,628,040      170,261        4,223,998
Shares redeemed.........   (115,631)    (2,643,004)     (72,103)      (1,793,135)
Shares issued in
 reinvestment of
 distributions..........      1,529         34,419       31,015          701,653
---------------------------------------------------------------------------------
Net increase
 (decrease).............    (44,044)      (980,545)     129,173        3,132,516
---------------------------------------------------------------------------------
Class Y
Shares sold.............    444,392     10,016,867    4,385,718      107,270,971
Shares redeemed......... (3,438,601)   (78,275,309) (46,491,232)  (1,113,847,392)
Shares issued in
 reinvestment of
 distributions..........     57,625      1,317,363    2,771,230       65,192,827
Shares issued in the
 acquisition of Virtus
 Style Manager; Large
 Cap Fund...............          0              0      924,632       23,882,074
---------------------------------------------------------------------------------
Net decrease............ (2,936,584)   (66,941,079) (38,409,652)    (917,501,520)
---------------------------------------------------------------------------------
Net decrease............             $(162,156,351)              $  (700,013,932)

--------------------------------------------------------------------------------

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended July 31, 1999:

                                               Cost of        Proceeds
                                              Purchases      from Sales
                                          -------------------------------
         Blue Chip Fund.................... $  691,092,760 $  496,578,942
         Equity Income Fund................    154,162,061    179,433,699
         Growth and Income Fund............    708,144,201    764,675,175
         Income and Growth Fund............  1,064,329,029  1,287,369,213
         Small Cap Value Fund..............    145,907,884    186,120,686
         Utility Fund......................     66,983,335     72,352,761
         Value Fund........................    987,445,108  1,086,666,293

During the year ended July 31, 1999 Blue Chip Fund and Equity Income Fund loaned securities to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At July 31, 1999, the value of the securities on loan from Blue Chip Fund and Equity Income Fund were $37,178,200 and $3,284,650, respectively and the value of collateral was $37,702,000 and $3,379,400, respectively.

On July 31, 1999, the composition of unrealized appreciation and depreciation of securities based on the aggregate cost of securities for federal income tax purposes was as follows:

                                            Gross        Gross     Net Unrealized
                               Tax        Unrealized   Unrealized   Appreciation
                               Cost      Appreciation Depreciation (Depreciation)
                             ----------------------------------------------------
         Blue Chip
          Fund..........  $  553,635,767 $126,758,348 $ 8,414,414   $118,343,934
         Equity Income
          Fund..........     120,383,433   29,723,219   1,873,594     27,849,625
         Growth and
          Income Fund...   1,312,954,916  534,160,665  40,263,344    493,897,321
         Income and
          Growth Fund...     977,437,971  140,962,118  52,511,236     88,450,882
         Small Cap Value
          Fund..........     238,331,718   33,218,438  24,546,594      8,671,844
         Utility Fund...     125,513,045   46,070,105   5,677,488     40,392,617
         Value Fund.....     726,528,589  214,678,014   9,294,733    205,383,281

As of July 31, 1999, Income and Growth Fund and Small Cap Value Fund had capi-tal loss carryovers for federal income tax purposes of $102,000 expiring July 31, 2005 and $1,083,259 expiring July 31, 2007, respectively.

Income and Growth Fund's capital loss carryforward was created as a result of the July 31, 1999 acquisition of substantially all of the assets and assumption of certain liabilities of Evergreen American Retirement Fund. In accordance with income tax regulations, certain Income and Growth Fund gains may not be used to offset this capital loss carryforward. In addition to capital loss car-ryovers, capital losses incurred after October 31 within a fund's fiscal year end are deemed to arise on the first business day of the fund's following fis-cal year. For the fiscal year ended July 31, 1999, Small Cap Value Fund has in-curred and elected to defer $22,670,202 of capital loss.

9. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average daily net assets were as follows:

                                           Total Fee       % of Average
                                        Credits Received Daily Net Assets
                                          -------------------------------
         Blue Chip Fund................     $20,715           0.00%
         Equity Income Fund............       7,002           0.00%
         Growth and Income Fund........      86,188           0.00%
         Income and Growth Fund........      56,615           0.01%
         Small Cap Value Fund..........      29,582           0.01%
         Utility Fund..................       8,298           0.01%
         Value Fund....................      39,780           0.00%

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

11. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Markets Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as ad-ministrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provide an unsecured credit facility in the aggre-gate amount of $150 million ($125 million committed and $25 million uncommit-ted). The remaining terms and conditions of the agreement were unaffected. This agreement terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or as gen-eral working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

During the year ended July 31, 1999, the Small Cap Value Fund had average borrowings outstanding of $256,000 at a rate of 5.94%.

12. CONCENTRATION OF CREDIT RISK

Utility Fund invests a substantial portion of its assets in issuers in the utilities industry. Therefore, it may be more affected by economic and politi-cal developments in that industry than would be a comparable general equity fund.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Blue Chip Fund, Evergreen Eq-uity Income Fund (formerly, Evergreen Fund for Total Return), Evergreen Growth and Income Fund, Evergreen Income and Growth Fund, Evergreen Small Cap Value Fund (formerly, Evergreen Small Cap Equity Fund), Evergreen Utility Fund, and Evergreen Value Fund, portfolios of the Evergreen Equity Trust, as of July 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, except the Evergreen Income and Growth Fund for the year ended July 31, 1998, see below, and financial highlights for each of the years or periods as described on pages 28 to 41. These financial statements and financial highlights are the responsibility of the Funds' management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits. For the Evergreen Income and Growth Fund, the statement of changes in net assets for the year ended July 31, 1998 and fi-nancial highlights for each of the years or periods ended prior to the year ended July 31, 1999 were audited by other auditors, whose report dated Septem-ber 15, 1998, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999 by correspondence with the custodian and brokers. An audit also in-cludes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Equity Trust as of July 31, 1999, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting prin-ciples.

                                   /s/ KPMG LLP

Boston, Massachusetts
September 3, 1999

                       Additional Information (Unaudited)

YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

DISTRIBUTIONS TO SHAREHOLDERS

During the period from August 1, 1999 to September 3, 1999, the Utility Fund declared the following distributions from net investment income:

         Record Date    Payable Date   Class A   Class B   Class C   Class Y
            ----------------------------------------------------------------
         8/30/1999       8/31/1999     $0.031    $0.023    $0.023    $0.034

These distributions are not reflected in these financial statements.

 FEDERAL TAX STATUS OF DISTRIBUTIONS

 Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distribu-tions for the fiscal year ended July 31, 1999.

                                                   Distribution Per Share
                                                 --------------------
         Blue Chip Fund........................... $25,231,833   $1.833
         Equity Income Fund.......................  19,688,984    2.513
         Growth and Income Fund...................  43,791,535    0.596
         Income and Growth Fund...................  48,834,304    1.223
         Small Cap Value Fund.....................   2,069,527    0.100
         Utility Fund.............................  15,390,207    1.277
         Value Fund...............................   5,552,942    0.132

 For corporate shareholders, the following percentages of ordinary in-come dividends paid during the fiscal year ended July 31, 1999 quali-fied for the dividends and received deductions.

         Blue Chip Fund...........................................  23.65%
         Equity Income Fund.......................................  83.22%
         Growth and Income Fund...................................  52.35%
         Income and Growth Fund...................................  51.37%
         Small Cap Value Fund.....................................  94.36%
         Utility Fund............................................. 100.00%
         Value Fund............................................... 100.00%

                                Evergreen Funds

Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898




www.evergreen-funds.com

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